UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

EQT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021 (May 5, 2021)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Note Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On May 5, 2021, EQT Corporation, a Pennsylvania corporation (“Buyer Parent”), and its wholly owned subsidiary, EQT Acquisition HoldCo LLC, a Delaware limited liability company (the “Buyer” and, together with Buyer Parent, the “EQT Parties”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Alta Resources Development, LLC, a Delaware limited liability company (the “Seller”), Alta Marcellus Development, LLC, a Delaware limited liability company (“ARD Marcellus”) and ARD Operating, LLC, a Delaware limited liability company (“ARD Operating” and, together with the Seller and ARD Marcellus, the “Alta Parties”), pursuant to which the Seller agreed to sell all of the outstanding equity interests of ARD Marcellus and ARD Operating to the Buyer (the “Transaction”).

The board of directors of Buyer Parent has unanimously approved the Purchase Agreement and the Transaction.

Under the terms and conditions of the Purchase Agreement, the aggregate consideration to be paid to the Seller in the Transaction will consist of $1.0 billion in cash and 105,306,346 shares of Buyer Parent common stock (the “Stock Consideration”), which shares have an aggregate dollar value equal to $1.925 billion based on the volume weighted average sales price as traded on the New York Stock Exchange of such shares calculated for the thirty trading day period ending on May 5, 2021.

The Purchase Agreement provides that the closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards), (b) compliance by each party in all material respects with their respective covenants, (c) approval by the holders of a majority of the outstanding shares of Buyer Parent’s common stock present or represented by proxy at a special meeting of Buyer Parent’s shareholders (the “Buyer Parent Shareholder Approval”) of the issuance of the Stock Consideration, and (d) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The Buyer Parent Shareholder Approval is necessary to issue the Stock Consideration to the Seller.

The Alta Parties and the EQT Parties have made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including covenants and agreements relating to (a) the conduct of the Alta Parties’ and the EQT Parties’ businesses during the period between the execution of the Purchase Agreement and closing of the Transaction and (b) the efforts of the parties to cause the Transaction to be completed, including not taking any action to intentionally and materially delay the obtaining of any required governmental approval, including the expiration or termination of the waiting period under the HSR Act.

The Purchase Agreement provides that the Buyer Parent will be subject to certain restrictions on its ability to provide non-public information to third parties and to engage in discussions with third parties regarding alternate transactions, subject to customary exceptions. The Buyer Parent is required to call a meeting of its shareholders to approve the issuance of the Stock Consideration in the Transaction in accordance with the rules and regulations of the New York Stock Exchange and, subject to certain exceptions, to recommend that its shareholders approve such issuance.

The Purchase Agreement also provides for certain termination rights for both the Buyer and Seller, including if the Transaction is not consummated on or before November 1, 2021. Upon termination of the Purchase Agreement under certain circumstances, including, but not limited to, the (a) termination by the Seller in the event of a change of recommendation by the board of directors of Buyer Parent, (b) termination by the Seller because Buyer Parent or its affiliates materially breached its obligations under the Purchase Agreement (including its non-solicitation obligations) or (c) termination by the Buyer or the Seller if an alternative transaction is announced and not withdrawn prior to the Buyer Parent shareholder meeting and Buyer Parent enters into such alternative transaction within six months of termination, Buyer Parent will be obligated to pay the Seller a fee of $146,250,000. In addition, if the Purchase Agreement is terminated by the Buyer or Seller because of a failure of the Buyer Parent shareholders to approve the issuance of the Stock Consideration (other than as a result of a change of recommendation by the board of directors of Buyer Parent), Buyer Parent will be obligated to pay the Seller a fee of $21,937,500.

In connection with, and concurrently with the entry into, the Purchase Agreement, Buyer Parent entered into a debt commitment letter dated May 5, 2021 pursuant to which Bank of America, N.A. an JPMorgan Chase Bank, N.A. have committed, subject to satisfaction of standard conditions, to provide Buyer Parent with an unsecured bridge loan facility in aggregate principal amount of $1.0 billion. Buyer Parent currently intends to finance the Transaction and related fees and expenses with cash on hand, borrowings under its revolving credit facility, through one or more debt capital markets transactions, subject to market conditions and other factors, and, only to the extent necessary, borrowings under the bridge loan facility.

In connection with the closing of the Transaction, Buyer Parent will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain affiliates of the Seller (the “Holders”) that will receive a portion of the Stock Consideration to be issued at the closing of the Transaction (the “Issuance”). Pursuant to the Registration Rights Agreement, among other things, Buyer Parent (a) is required to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 registering for resale the shares of Buyer Parent’s common stock received by the Holders as part of the Issuance and (b) will grant the Holders certain demand and piggyback registration rights. In connection with entering into the Registration Rights Agreement, the Buyer Parent will also enter into a lockup agreement with each Holder (the “Lockup Agreements”), pursuant to which, among other things, each Holder will agree not to sell its portion of the Stock Consideration received in the Issuance for six months following the closing of the Transaction; provided, however, the Holders may sell (i) up to an aggregate of 50% of the Registrable Securities (as defined in the Registration Rights Agreement) pursuant to up two shelf underwritten offerings in the first six months following closing, (ii) no more than 25% of the Registrable Securities in a shelf underwritten offering before the 31st day following closing and before the 90th day following closing and (iii) up to 2,500,000 additional shares of common stock. Buyer Parent will also agree with each Holder not to sell shares of Buyer Parent’s common stock for the first 30 days following the closing of the Transaction. The foregoing descriptions of the Registration Rights Agreement and Lockup Agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of Registration Rights Agreement and Lockup Agreement, which are exhibits to the Purchase Agreement and incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase Agreement, (b) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (d) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Buyer Parent’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Buyer Parent that is or will be contained in, or incorporated by reference into, the Buyer Parent’s Proxy Statement, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that Buyer Parent files with the SEC.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached hereto as Exhibit 2.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The Issuance will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Important Additional Information Will be Filed with the SEC

This Current Report on Form 8-K (this “Form 8-K”) is being made in respect of the proposed transaction involving the EQT Parties and the Alta Parties. The issuance of the stock consideration for the proposed transaction will be submitted to the shareholders of Buyer Parent for their consideration. Buyer Parent will file with the SEC a proxy statement (the “proxy statement”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BUYER PARENT, THE ALTA PARTIES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Buyer Parent through the website maintained by the SEC at www.sec.gov or through Buyer Parent’s website at www.eqt.com.

Participants in the Solicitation

Buyer Parent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Buyer Parent’s shareholders in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Buyer Parent in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding Buyer Parent’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2020 and its Proxy Statement on Schedule 14A, dated April 20, 2021, which are filed with the SEC.

Forward-Looking Statements

This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “forecasts,” “plans,” “estimates,” “expects,” “should,” “will” or other similar expressions. The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Buyer Parent has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to Buyer Parent. While Buyer Parent considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond Buyer Parent’s control and which include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; access to and cost of capital; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; Buyer Parent’s ability to appropriately allocate capital and other resources among its strategic opportunities; inherent hazards and risks normally incidental to drilling for, producing, transporting and storing natural gas, natural gas liquids and oil; cyber security risks; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and water required to execute Buyer Parent’s exploration and development plans; risks associated with operating primarily in the Appalachian Basin and obtaining a substantial amount of Buyer Parent’s midstream services from Equitrans Midstream Corporation; the ability to obtain environmental and other permits and the timing thereof; government regulation or action; negative public perception of the fossil fuels industry; increased consumer demand for alternatives to natural gas; environmental and weather risks, including the possible impacts of climate change; disruptions to Buyer Parent’s business due to acquisitions and other strategic transactions; and uncertainties related to the severity, magnitude and duration of the COVID-19 pandemic. These and other risks and uncertainties are described under Item 1A, “Risk Factors,” of Buyer Parent’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 17, 2021, as updated by any subsequent Form 10-Qs, and those set forth in other documents Buyer Parent files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and Buyer Parent does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated May 5, 2021, by and among Alta Resources Development, LLC, a Delaware limited liability company, Alta Marcellus Development, LLC, a Delaware limited liability company, ARD Operating, LLC, a Delaware limited liability company, EQT Acquisition HoldCo LLC, a Delaware limited liability company, and EQT Corporation, a Pennsylvania corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Annexes, schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. EQT Corporation hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: May 7, 2021	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit 2.1

EXECUTION VERSION

MEMBERSHIP INTEREST PURCHASE AGREEMENT

by and among

ALTA RESOURCES DEVELOPMENT, LLC

as Seller,

ARD OPERATING, LLC

and

ALTA MARCELLUS DEVELOPMENT, LLC,

as the Companies,

and

EQT ACQUISITION HOLDCO LLC
as Buyer

and

EQT CORPORATION

as Buyer Parent

Dated as of May 5, 2021

i

v

LIST OF ANNEXES, EXHIBITS AND SCHEDULES
ANNEXES

Annex A-1	Leases
Annex A-2	Wells
Annex A-3	Fee Minerals
Annex A-4	Gathering Systems
Annex A-5	Rights-of-Way
Annex A-6	Unit Well Locations

EXHIBITS

Exhibit A	Form of Seller Bring Down Certificate
Exhibit B	Form of Assignment in Lieu of Certificate
Exhibit C	Form of FIRPTA Certificate
Exhibit D	Form of Registration Rights Agreement
Exhibit E	Form of Buyer Bring Down Certificate
Exhibit F	Escrow Agreement
Exhibit G	Example Effective Time Working Capital Calculation
Exhibit H	Form of Novation Agreement
Exhibit I	Form of Retained Asset Assignment
Exhibit J	Form of Officer and Director Release and Resignation
Exhibit K	Form of Termination Agreement

SCHEDULES

Schedule PE	Certain Permitted Encumbrances
Schedule PL	Permitted Leakage
Schedule WC	Certain Working Capital Matters
Schedule 1.1	Company Hedge Counterparties
Schedule 6.5	No Violation or Breach of Seller
Schedule 6.6	Brokerage Arrangements
Schedule 7.5	No Violation or Breach (Target Group)
Schedule 7.6	Consents
Schedule 7.7	Brokerage Arrangements
Schedule 7.8	Litigation
Schedule 7.9	Compliance with Laws
Schedule 7.10(a)	Financial Statements
Schedule 7.10(b)	Financial Statement Adjustments
Schedule 7.11	Undisclosed Liabilities
Schedule 7.12(b)	Absence of Changes
Schedule 7.12(c)	Absence of Consents
Schedule 7.13	Taxes
Schedule 7.14(a)	Material Contracts
Schedule 7.14(b)	Contractual Obligations
Schedule 7.14(c)	Oral Contracts

Schedule 7.15	Affiliate Arrangements
Schedule 7.17(a)	Environmental Matters
Schedule 7.17(b)	Unpossessed Environmental Permits
Schedule 7.17(c)	Remediation Activities
Schedule 7.18	Insurance
Schedule 7.19	Imbalances
Schedule 7.20	Non-Consent Operations
Schedule 7.21	Current Commitments
Schedule 7.22	Suspense Funds
Schedule 7.23	Payout Balances
Schedule 7.24	Delivery of Hydrocarbons
Schedule 7.25	Royalties and Working Interest Payments
Schedule 7.26(a)	Leases and Fee Minerals
Schedule 7.26(b)	Drilling Commitments
Schedule 7.26(c)	Shut In Payments
Schedule 7.26(d)	Production in Paying Quantities
Schedule 7.27(a)	Well Plug Orders
Schedule 7.27(b)	Non-Permitted Wells
Schedule 7.27(c)	Well Plug Requirements
Schedule 7.29	Equipment
Schedule 7.31	Officers and Bank Accounts
Schedule 7.32(a)	Transferred Employees
Schedule 7.32(b)	Labor Matters
Schedule 7.33(a)(i)	Target Employee Benefit Plans
Schedule 7.33(a)(ii)	Seller Employee Benefit Plans
Schedule 7.33(c)	Employee Insurance and Pension Plans
Schedule 7.33(f)	Acceleration of Employee Benefit Plans
Schedule 7.35(a)	Bonds, Letters of Credit and Guarantees
Schedule 7.35(b)	Additional Credit Support
Schedule 7.35(c)	Credit Support Obligations
Schedule 7.38	Intellectual Property
Schedule 7.40	Specified Matters
Schedule 9.1(a)	Terminated Company Hedges
Schedule 9.1(b)	Negative Covenants
Schedule 9.7	Books and Records
Schedule 9.8	Severance Terms
Schedule 9.11	Credit Support
Schedule 9.12	Continuing Affiliate Arrangements
Schedule 9.14	Restrictive Legend
Schedule 9.16	Company Hedges
Schedule 12.1(b)	Required Governmental Approvals

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of May 5, 2021 (the “Execution Date”), is by and among Alta Resources Development, LLC, a Delaware limited liability company (“Seller”), Alta Marcellus Development, LLC, a Delaware limited liability company ( “ARD Marcellus”), ARD Operating, LLC, a Delaware limited liability company (“ARD Operating”), EQT Acquisition Holdco LLC, a Delaware limited liability company (“Buyer”), and EQT Corporation, a Pennsylvania corporation (“Buyer Parent”, and together with Buyer, the “Buyer Parties”). Seller, ARD Marcellus, ARD Operating, Buyer and Buyer Parent are each sometimes referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, Seller owns all of the (a) issued and outstanding equity interests of ARD Marcellus (the “ARD Marcellus Interests”) and (b) issued and outstanding equity interests of ARD Operating (the “ARD Operating Interests”, and together with the ARD Marcellus Interests, the “Target Interests”);

WHEREAS, ARD Marcellus owns all of the issued and outstanding equity interests of Alta Energy Marketing, LLC, a Delaware limited liability company (“ARD Marketing”), and Alta Marcellus Midstream, LLC, a Delaware limited liability company (“ARD Midstream”) (such equity interests of ARD Marketing and ARD Midstream, collectively, the “Subsidiary Interests”); and

WHEREAS, effective as of the Closing (as defined below) and on the terms and conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the Target Interests.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Article 1
DEFINITIONS

Section 1.1      Definitions. The terms defined in this Section 1.1 shall have the meanings set forth below for all purposes under this Agreement.

“Accounting Firm” is defined in Section 2.7(c).

“Adjusted Stock Consideration” is defined in Section 2.3(c).

“Adjustment Amount” means the resulting calculation (which may result in a positive (+) number or negative (–) number) of the amounts set forth in Section 2.3(b)(i) and Section 2.3(b)(ii).

“AFE” means any authorization for expenditure or other capital proposal to conduct operations relating to the Oil & Gas Assets.

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“Affiliate” means when used with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is controlled by, or is under common Control with, such Person in question; provided, that notwithstanding the foregoing, the Target Group Members shall be Affiliates of (a) Seller prior to Closing and (b) Buyer as of immediately after Closing.

“Affiliate Arrangements” is defined in Section 7.15.

“Aggregate Excluded Hedge Termination Value” is defined in Section 9.16.

“Agreement” is defined in the Preamble.

“Allocated Value” is defined in Section 3.1(c).

“Allocation” is defined in Section 2.8.

“Allocation Dispute Resolution Period” is defined in Section 2.8.

“Alternate Proposal” means any proposal, inquiry or offer from any Person or group of Persons (other than Seller) relating to (a) any acquisition or purchase directly or indirectly, in a single transaction or series of transactions, of (i) a business or a group of assets that constitutes more than fifteen percent (15%) of the net revenues, net income or consolidated assets (based on the fair market value thereof) of Buyer Parent and its Subsidiaries, taken as a whole, or (ii) more than fifteen percent (15%) of the total voting power of the equity securities or of any class or series of capital stock of Buyer Parent (or any Subsidiary or Subsidiaries of Buyer Parent whose business constitutes more than fifteen percent (15%) of the net revenues, net income or consolidated assets (based on the fair market value thereof) of Buyer Parent and its Subsidiaries, taken as a whole) or the right to acquire beneficial ownership of more than fifteen percent (15%) of the total voting power of the equity securities or of any class or series of capital stock of Buyer Parent (or any Subsidiary or Subsidiaries of Buyer Parent whose business constitutes more than fifteen percent (15%) of the net revenues, net income or consolidated assets (based on the fair market value thereof) of Buyer Parent and its Subsidiaries, taken as a whole), (b) any tender offer or exchange offer that if consummated would result in any Person beneficially owning more than fifteen percent (15%) of the total voting power of the equity securities or of any class or series of capital stock of Buyer Parent or (c) any merger, reorganization, consolidation, share exchange, business combination, recapitalization, restructuring, liquidation, joint venture, partnership, dissolution or similar transaction involving directly or indirectly, in a single transaction or series of transactions, Buyer Parent (or any Subsidiary or Subsidiaries of Buyer Parent whose business constitutes more than fifteen percent (15%) of the net revenues, net income or consolidated assets (based on the fair market value thereof) of Buyer Parent and its Subsidiaries, taken as a whole).

“Alternative Agreement” is defined in Section 9.19(d).

“Alternative Financing” is defined in Section 9.20(a)(ii).

“Alternative Financing Commitment Letter” is defined in Section 9.20(a)(ii).

“Applicable Domain Employees” is defined in Section 9.13(b).

2

“Arbitration Notice” is defined in Section 12.1(d).

“ARD Contact” is defined in Section 9.19(c).

“ARD Marcellus” is defined in the Preamble.

“ARD Marcellus Interests” is defined in the Recitals.

“ARD Marketing” is defined in the Recitals.

“ARD Marks” is defined in Section 9.13(a).

“ARD Midstream” is defined in the Recitals.

“ARD Operating” is defined in the Preamble.

“ARD Operating Interests” is defined in the Recitals.

“Asset Taxes” means ad valorem, property, excise, severance, production, sales, use, gross receipts or similar Taxes based upon the acquisition, operation or ownership of the Oil & Gas Assets or the production of Hydrocarbons or the receipt of proceeds therefrom, including the unconventional gas well fee imposed under Chapter 23 of Title 58 of the Pennsylvania Consolidated Statutes, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

“Assigned Rights” is defined in Section 11.6.

“Assumed Hedges” means the Hedge Contracts that are novated from the Company to Buyer at the Closing in accordance with Section 9.16.

“Bank Accounts” is defined in Section 7.31.

“Base Purchase Price” is defined in Section 2.2.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by applicable Law to be closed in Houston, Texas.

“Buyer” is defined in the Preamble.

“Buyer Fundamental Representations and Warranties” means those representations and warranties of the Buyer Parties set forth in Section 8.1, Section 8.2, Section 8.3, Section 8.7, Section 8.8, Section 8.10, Section 8.11, Section 8.12, Section 8.13, Section 8.14 and Section 8.18.

“Buyer Group” means, collectively, each of the Buyer Parties and their respective Subsidiaries.

“Buyer Parent” is defined in the Preamble.

“Buyer Parent Adverse Recommendation Change” is defined in Section 9.19(d).

3

“Buyer Parent Board” is defined in Section 9.18(b).

“Buyer Parent Board Recommendation” is defined in Section 9.18(b).

“Buyer Parent Capitalization Date” is defined in Section 8.12(a).

“Buyer Parent Common Stock” means shares of Buyer Parent’s common stock, having no par value.

“Buyer Parent Credit Facility” means that certain Second Amended and Restated Credit Agreement, dated as of July 31, 2017, by and among the Buyer Parent, PNC Bank, National Association, as administrative agent and the lenders party thereto from time to time (as amended by that certain Extension Agreement and First Amendment to Second Amended and Restated Credit Agreement, dated as of April 23, 2021, and as further amended, supplemented or otherwise modified from time to time prior to the Closing Date).

“Buyer Parent Proposals” is defined in Section 8.2(b).

“Buyer Parent SEC Reports” is defined in Section 8.16.

“Buyer Parent Stockholder Approval” means the approval by the holders of a majority of the outstanding shares of Buyer Parent Common Stock present in person or represented by proxy at the Buyer Parent Stockholders Meeting and entitled to vote thereon of the issuance of more than twenty percent (20%) of the outstanding shares of Buyer Parent Common Stock in the transactions contemplated hereby, in accordance with the rules and regulations of the NYSE.

“Buyer Parent Stockholders” means the stockholders of Buyer Parent.

“Buyer Parent Stockholders Meeting” is defined in Section 9.18(b).

“Buyer Parties” is defined in the Preamble.

“Buyer Related Parties” means Buyer and its Affiliates and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives.

“Cash Consideration” is defined in Section 2.2(a).

“Cash Equivalents” means, collectively, the United States Department of Treasury bills and bonds, commercial paper, marketable securities, money market funds, United States savings bonds and other similar highly-liquid assets.

“Casualty Loss” is defined in Section 5.1.

“Claim” means any and all Proceedings, losses, damages, Losses, fines, penalties and costs (including reasonable attorneys’ fees and costs of Proceedings), including any losses or damages attributable to personal injury, or death or property damage.

“Claim Deadline” is defined in Section 3.1(a).

4

“Claimants” is defined in the definition of “Permitted Encumbrances.”

“Closing” is defined in Section 2.6.

“Closing Cash Payment” means an amount in cash equal to the Cash Consideration plus or minus the Adjustment Amount (to the extent the same adjusts the Cash Consideration as set forth in Section 2.3(c)) set forth in the Closing Statement.

“Closing Date” is defined in Section 2.6.

“Closing Purchase Price” is defined in Section 2.5.

“Closing Statement” is defined in Section 2.5.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commitment Letter” means that certain commitment letter and related term sheets from Bank of America, N.A., BofA Securities, Inc. and JPMorgan Chase, N.A. to the Buyer Parent.

“Companies” means, collectively, ARD Marcellus and ARD Operating.

“Company” means either ARD Marcellus or ARD Operating, as the context requires.

“Company Hedge Counterparty” means each Person listed on Schedule 1.1.

“Company Hedges” is defined in Section 9.16.

“Company Subsidiaries” means, collectively, ARD Midstream and ARD Marketing.

“Confidential Domain Information” is defined in Section 9.13(c).

“Confidential Information” means confidential or proprietary information relating to any Target Group Member; provided, however, that Confidential Information will not include any information that is otherwise unrelated to the ownership and operation of the Target Group or their respective assets or properties, including for the avoidance of doubt, information and data compiled by the Target Group on behalf of one or more Affiliates of Seller under the terms of the MASA.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of November 23, 2020 by and between Seller and Buyer Parent.

“Consent” means any consent, approval, notice or authorization that is required to be obtained, made or complied with for or in connection with the sale of the Target Interests, the indirect sale, assignment or transfer of any Oil & Gas Asset, or any interest therein by Seller as contemplated by this Agreement, or the consummation of the transactions contemplated by this Agreement and the Related Agreements, in each case, except for notices to co-owners, operators and purchasers of production, or approvals from Governmental Authorities that are customarily delivered after Closing.

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“Continuing Employee” is defined in Section 9.8(a).

“Continuing Support Obligation” is defined in Section 9.11.

“Contracts” means all of the Target Group’s right, title and interest in and to any and all contracts, agreements, indentures, commitments, licenses, consensual obligations, arrangements, permits, promises, or understandings, whether written or oral, excluding (in each case) (a) Licensed Seismic Data or (b) the Leases and any other instruments creating any interest in any real property.

“Control” (including its derivatives and similar terms) means possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any action or inactions taken or plans, procedures or practices adopted (and compliance therewith), in each case, in connection with or in respect to any Law, order, directive, guidelines or recommendations by any Governmental Authority (including the Centers for Disease Control and Prevention and the World Health Organization) in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (CARES) or the Coronavirus Response and Relief Supplemental Appropriations Act of 2021.

“Credit Support” means any cash deposits, guarantees, letters of credit, treasury securities, surety bonds and other forms of credit assurances or credit support.

“Cure Deadline” is defined in Section 3.1(e).

“D&O Provisions” is defined in Section 9.6(a).

“Debt Financing” is defined in Section 8.11.

“Debt Financing Related Parties” means the Debt Financing Sources and other lenders from time to time party to agreements contemplated by or related to the Debt Financing, their Affiliates and their and their Affiliates’ respective directors, officers, employees, agents, advisors and other representatives.

“Debt Financing Sources” is defined in Section 9.20(b)(i).

“Decommissioning Obligations” means any and all dismantling and decommissioning activities and obligations with respect to the Oil & Gas Assets as are required by Law, any Governmental Authority or any applicable Contract, including all well plugging, replugging and abandonment, facility dismantlement and removal, pipeline and flowline removal, dismantlement and removal of all other property of any kind related to or associated with operations or activities, and associated site restoration and site remediation.

“Defect Escrow Account” is defined in Section 3.1(e)(i).

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“Defensible Title” means such title to the Oil & Gas Interests that, as of the Effective Time and immediately prior to Closing, and subject to Permitted Encumbrances, is (I) deducible of record or (II) title evidenced by unrecorded instruments or elections, in each case, to the extent made or delivered pursuant to joint operating agreements, pooling agreements or unitization agreements, and:

(a)            with respect to (i) the currently producing formation for each Well listed on Annex A-2 or (ii) the Target Zone for each Unit Well Location, as applicable, entitles the Target Group to receive not less than (A) the Net Revenue Interest share set forth on Annex A-2 for such Well or (B) the Net Revenue Interest share set forth on Annex A-6 for such Unit Well Location, as applicable, of all Hydrocarbons produced, saved and marketed from such Well or Unit Well Location, as applicable, throughout the productive life of such Well or Unit Well Location, and except for any decrease caused by (1) orders of any applicable Governmental Authority having jurisdiction that are promulgated after the Effective Time that concern pooling, unitization, communitization or spacing matters, (2) decreases resulting from the reversion of interests to co-owners with operations in which such co-owners, after the Effective Time, elected not to consent, (3) decreases required to allow other working interest owners to make up past underproduction or pipelines to make up past underdeliveries, (4) operations where the Target Group may be a non-consenting co-owner or (5) as may be otherwise caused by the Buyer Parties or any of their Affiliates;

(b)            with respect to (i) the currently producing formation for each Well listed on Annex A-2 or (ii) the Target Zone for each Unit Well Location, as applicable, obligates the Target Group to bear (or pay) no more than (A) the Working Interest share set forth on Annex A-2 for such Well or (B) the Working Interest share set forth on Annex A-6 for such Unit Well Location, as applicable, of the costs and expenses for the maintenance and development of, and operations relating to such Well throughout the productive life of such Well or Unit Well Location, as applicable, including the plugging, abandonment and salvage thereof, without a proportionate increase in Net Revenue Interest, except for any increase (1) caused by orders of any applicable Governmental Authority having jurisdiction that are promulgated after the Effective Time that concern pooling, unitization, communitization or spacing matters, (2) caused by contribution requirements with respect to defaults or non-consent elections by co-owners under any applicable operating agreement, (3) with at least a proportionate increase in the Target Group’s Net Revenue Interest in the currently producing formation for such Well or (4) as may be otherwise caused by the Buyer Parties or any of their Affiliates;

(c)            with respect to the Target Zone for each Development Property, entitles the Target Group to receive not less than the Net Revenue Interest share set forth on Annex A-1 or Annex A-3 for such Development Property, as applicable, of all Hydrocarbons that may be produced, saved and sold from or allocated to such Development Property throughout the productive life of such Development Property, except for any decrease caused by (i) orders of any applicable Governmental Authority having jurisdiction that are promulgated after the Effective Time that concern pooling, unitization, communitization or spacing matters or (ii) as may be otherwise caused by the Buyer Parties or any of their Affiliates;

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(d)            with respect to the Target Zone for each Development Property, entitles the Target Group to not less than the Net Acres shown on Annex A-1 or Annex A-3 for such Development Property, as applicable, except for decreases caused by orders of any applicable Governmental Authority having jurisdiction that are promulgated after the Effective Time that concern pooling, unitization, communitization or spacing matters; and

(e)            with respect to each Well listed on Annex A-2, each Unit Well Location and each Development Property, is free and clear of all Liens.

“Deposit” is defined in Section 2.4.

“Development Property” means each Lease and Fee Mineral listed on Annex A-1 or Annex A-3, as applicable, to the extent operated by any Target Group Member.

“Dispute Notice” is defined in Section 2.7(b).

“Effective Time” means 12:01 a.m. local time where the Oil & Gas Assets are located on January 1, 2021.

“Effective Time Working Capital” means the positive or negative amount of the remainder of (a) the Working Capital Assets minus (b) the Working Capital Liabilities, as measured and determined for the Effective Time. A non-binding Effective Time Working Capital calculation example is attached hereto as Exhibit G.

“Environmental Arbitrator” is defined in Section 4.5.

“Environmental Condition” means (x) any environmental condition affecting or relating to an individual Oil & Gas Asset that constitutes a current violation of an Environmental Law, or (y) the existence with respect to any Oil & Gas Asset or the operation thereof of any environmental pollution, contamination or degradation where remedial or corrective action is presently required under Environmental Laws. For the avoidance of doubt, (a) the fact that a Well is no longer capable of producing sufficient quantities of oil or gas to continue to be classified as a “producing well” or that such a Well should be temporarily abandoned or permanently plugged and abandoned, in each case, shall not form the basis of an Environmental Condition, (b) the fact that pipe is temporarily not in use shall not form the basis of an Environmental Condition, (c) except with respect to personal property (i) that causes or has caused contamination of air, soil, subsurface, surface water or groundwater which is a current violation of Environmental Law, (ii) the use or condition of which is a current violation of Environmental Law, or (iii) remedial or corrective action is presently required under Environmental Laws, the physical condition of any surface or subsurface personal property, including water or oil tanks, separators or other ancillary equipment, and (d) any liabilities arising from the Pre-Denial Letters received by Seller on November 10 and 12, 2020 from the Pennsylvania Department of Environmental Protection, including other Oil & Gas Assets that are the subject of Consent Order and Agreement negotiations with the Pennsylvania Department of Environmental Protection, shall not form the basis of an Environmental Condition.

“Environmental Deductible Amount” means an amount equal to one and three quarters of a percent (1.75%) of the Base Purchase Price.

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“Environmental Defect” means any Environmental Condition with respect to any Oil & Gas Asset; provided that the term “Environmental Defect” does not include any of the foregoing to the extent caused by or relating to NORM or asbestos (except to the extent that the same results in a current violation of Environmental Law, or a remedial or corrective action is presently required under Environmental Laws) or any matter otherwise expressly disclosed in any Schedule.

“Environmental Defect Amount” means with respect to an Environmental Defect, the present value as of the Closing Date of the cost (net to the applicable Target Group Member’s interest) of the Lowest Cost Response of such Environmental Defect.

“Environmental Defect Notice” is defined in Section 4.3(a).

“Environmental Defect Property” is defined in Section 4.3(b)(ii).

“Environmental Laws” means all applicable federal, state, and local Laws in effect as of the Execution Date relating to pollution or the protection of the environment or biological resources and all regulations implementing the foregoing, including those Laws relating to the storage, handling, and use of Hazardous Materials, and those Laws relating to the generation, processing, treatment, storage, transportation and disposal thereof. Notwithstanding anything in this Agreement to the contrary, the term “Environmental Laws” does not include (a) prudent, good or desirable operating practices, policies, statements or standards that may be employed or adopted by other oil and gas well operators, in each case that are not required by any Governmental Authority, or (b) the provisions of the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., as amended, to the extent relating to matters other than pollution or the protection of the environment or biological resources or exposure to Hazardous Materials, or any other Law governing worker safety or workplace conditions.

“Environmental Liabilities” means all Losses (including remedial, removal, response, clean-up, investigation or monitoring costs), consulting fees, orphan share, prejudgment and postjudgment interest, court costs, and other damages incurred or imposed in connection with, or resulting from or attributable to, (a) any actual release of Hazardous Materials into the environment or resulting from or attributable to exposure to Hazardous Materials; (b) the generation, manufacture, processing, distribution, use, treatment, storage, release, transport or handling of Hazardous Materials; or (c) to any other matter, condition or circumstance concerning Environmental Laws, Environmental Defects, Environmental Conditions, Environmental Permits or the violation thereof.

“Environmental Permit” means any Permit required by Environmental Laws.

“Environmental Threshold Amount” is defined in Section 4.6(a).

“Equipment” means all of the Target Group’s right, title and interest in and to any wellhead equipment, flowlines, pipelines, compression equipment, injection facilities, saltwater disposal facilities, and other equipment, fixtures or machinery of any kind or character.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

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“Escrow Account” is defined in Section 2.4.

“Escrow Agent” means Citibank, N.A., a national banking association.

“Escrow Agreement” means that certain Escrow Agreement by and among Seller, Buyer and the Escrow Agent, to be dated and executed one (1) Business Day after the Execution Date and attached hereto as Exhibit F.

“Examination Period” is defined in Section 3.1(a).

“Excess Amount” is defined in Section 2.7(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Exchanging Party” is defined in Section 11.6.

“Excluded Hedge” is defined in Section 9.16.

“Execution Date” is defined in the Preamble.

“Fee Minerals” means any and all Hydrocarbon and mineral fee interests owned by the Target Group, including those fee minerals set forth on Annex A-3.

“Final Purchase Price” means the Base Purchase Price plus or minus the Adjustment Amount, if any, as finally determined pursuant to Section 2.7.

“Financing Agreements” is defined in Section 9.20(b)(i).

“Financial Statements” is defined in Section 7.10(a).

“Financing Information” means the financial and other pertinent information regarding the Company as shall exist and be reasonably requested by the Buyer Parties for use in connection with any marketing of the Debt Financing; provided that, the Company shall not be required to provide, and the Buyer Parties shall be solely responsible for, (a) any financial statements other than the Financial Statements, (b) the preparation of pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information, (c) any description of all or any component of the Debt Financing, including any such description to be included in any liquidity or capital resources disclosure or any “description of notes”, (d) projections, risk factors or other forward-looking statements relating to all or any component of the Debt Financing, (e) subsidiary financial statements or any other information of the type required by Rule 3-05, Rule 3-09, Rule 3-10, Rule 3-16, Rule 13 01 or Rule 13-02 of Regulation S-X under the Securities Act (and, in each case, any successor thereto), (f) compensation discussion and analysis or other information required by Item 402 of Regulation S-K under the Securities Act or information regarding executive compensation or related-party disclosure related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A (and, in each case, any successor thereto) or (g) “segment” financial information.

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“Fraud” means, with respect to any Person, an actual, intentional and knowing misrepresentation with respect to any statement in any representation or warranty set forth in Article 6, Article 7, Article 8 or Section 14.15(b) (as applicable and in each case as qualified by the Schedules to this Agreement) or in the certificate delivered pursuant to Section 2.10(a)(i) or Section 2.10(b)(i), in each case, on which the other Party to this Agreement relies to its detriment; provided, however, that, with respect to any Person, such actual, intentional and knowing misrepresentation shall only be deemed to exist if such Person (and, only if one or more of the individuals listed in the definition of “Knowledge”) has (a) actual knowledge (as opposed to imputed or constructive knowledge) on the date hereof, in the case of any representation or warranty set forth in Article 6, Article 7, Article 8 or Section 14.15(b) (as applicable and in each case as qualified by the Schedules) or, at the Closing, in the case of the certificates delivered pursuant to Section 2.10(a)(i) or Section 2.10(b)(i), that such representations and warranties were actually breached on the date hereof, in the case of any representation or warranty set forth in Article 6, Article 7, Article 8 or Section 14.15(b) (as applicable and in each case as qualified by the Schedules) or, at the Closing, in the case of the certificates delivered pursuant to Section 2.10(a)(i) or Section 2.10(b)(i), and (b) the actual and specific intent that the other Party rely on such misrepresentation.

“Freely Tradable” means, with respect to any Security, that such Security (a) is eligible to be sold by the holder thereof, without the application of any volume or manner of sale restrictions, pursuant to Rule 144, (b) bears no legends restricting the transfer thereof (other than legends which would be subject to prompt removal pursuant to Section 9.14(a)), and (c) bears an unrestricted CUSIP number (if held in global form).

“GAAP” means accounting principles generally accepted in the United States as in effect from time to time.

“Gathering Systems” means the gathering systems depicted on Annex A-4.

“Good and Defensible Title” means, as to each Gathering System and the Rights-of-Way used or held for use in the ownership, operation or maintenance of such Gathering System, such record title or interest (or as to any such assets that are not real property, such title or interest) that is free and clear of any Lien or defect in title (other than a Permitted Encumbrance) as is sufficient to enable the Target Group to own, operate and maintain such Gathering System and conduct the business of the Target Group with respect thereto in all material respects in the ordinary course of business consistent with past practice.

“Governing Documents” means the documents by which any Person (other than an individual) establishes its legal existence or that govern its internal affairs, including: (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the certificate of formation and the limited liability company agreement or, if applicable, operating agreement of a limited liability company; (e) any similar charter or operating document adopted or filed in connection with the creation, formation or organization of a Person; and (f) any amendment, modification, restatement, supplement, certificate of designations or similar to any of the foregoing.

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“Governmental Approval” means any consent, certification, approval, permit, exemption or variance of, to, by or with, any Governmental Authority pertaining to the consummation of the transactions contemplated by this Agreement.

“Governmental Authority” means any legislature, court, tribunal, arbitrator, authority, agency, department, commission, division, board, bureau, branch, official or other instrumentality of the U.S., or any domestic state, county, city, tribal or other political subdivision, governmental department or similar governing entity, and including any governmental, quasi-governmental, regulatory, administrative or non-governmental body exercising similar powers of authority.

“Hazardous Materials” means any material, substance or waste, whether solid, liquid, or gaseous which is regulated as a “hazardous material,” “hazardous waste,” “hazardous substance,” “toxic substance,” “pollutant,” or “contaminant,” or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Law due to its dangerous or deleterious properties or characteristics, but excluding naturally occurring radioactive materials and asbestos or asbestos-containing materials.

“Hedge Contracts” means any forward, futures, swap, collar, put, call, floor, cap, option or other similar Contract (excluding, for the avoidance of doubt, any physically settled Contract, including index, fixed price or physical basis transactions) to which any Target Group Member is a party that is intended to benefit from or reduce or eliminate the risk of fluctuations in the price of commodities, including any Hydrocarbons or other commodities, currencies, interest rates and indices, and any financial transmission rights and auction revenue rights.

“Hedge Termination Value” means, with respect to any Company Hedge that, notwithstanding compliance with Section 9.16, cannot be novated to Buyer at Closing, the amount that the applicable Company Hedge Counterparty has agreed would be payable by it (expressed as a positive number) or would be owed to it (expressed as a negative number) if such Company Hedge were to be terminated on the Closing Date, or, with respect to any interest rate Company Hedge that the Company shall seek to terminate prior to Closing, the amount that the applicable Company Hedge Counterparty has agreed is payable by it or has paid (expressed as a positive number) or has agreed is owed to it or has received (expressed as a negative number) on the date of termination of such Company Hedge.

“Hedge Transfer Fees” means any fees, costs, expenses or charges expressly payable or required to be paid under the terms of any Assumed Hedge to any Company Hedge Counterparty as a result of the novation of any Assumed Hedge from the Company to Buyer.

“Hosted Emails” is defined in Section 9.13(b).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as may be amended, modified, supplemented or replaced from time to time, and the rules and regulations promulgated thereunder.

“Hydrocarbons” means oil, gas, minerals, and other gaseous and liquid hydrocarbons, or any combination of the foregoing, produced from and attributable to the Oil & Gas Assets.

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“Imbalance” means any imbalance at the (a) wellhead between the amount of Hydrocarbons produced from a Well and allocable to the interests of the Target Group therein and the shares of production from the relevant Well to which the Target Group is entitled or (b) pipeline flange between the amount of Hydrocarbons nominated by or allocated to the Target Group and the Hydrocarbons actually delivered on behalf of the Target Group at that point.

“Income Taxes” means income, capital gain, franchise and similar Taxes based upon, measured by or calculated with respect to gross or net income, profits, capital or similar measures (or multiple bases, including corporate, franchise, business and occupation, business license or similar Taxes, if gross or net income, profits, capital or a similar measure is one of the bases on which such Tax is based, measured or calculated).

“Indebtedness for Borrowed Money” means (without duplication), (a) all indebtedness of the Target Group for borrowed money or indebtedness issued or incurred by any Target Group Member in substitution or exchange for indebtedness for borrowed money, (b) indebtedness of the type described in the other clauses of this definition that is guaranteed, directly or indirectly, in any manner by such Company or for which such Company may be liable, but excluding endorsements of checks and other similar instruments in the ordinary course of business; (c) interest expense accrued but unpaid on or relating to any of such indebtedness described in the other clauses of this definition; and (d) indebtedness evidenced by any note, bond, debenture or other debt security. To the extent any Indebtedness for Borrowed Money will be retired or discharged at the Closing, “Indebtedness for Borrowed Money” shall also include any and all amounts necessary and sufficient to retire such indebtedness, including principal (including the current portion thereof) and/or scheduled payments, accrued interest or finance charges, and other fees, penalties or payments (prepayment or otherwise) necessary and sufficient to retire such Indebtedness for Borrowed Money at Closing.

“Independent Environmental Review” is defined in Section 4.1.

“Independent Title Review” is defined in Section 3.1(a).

“Intellectual Property” means the following intellectual property rights, both statutory and under common law: (a) works of authorship and copyrights, registrations and applications for registration thereof and all associated renewals; (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress, and registrations and applications for registrations thereof; (c) inventions and patents, as well as any reissued and reexamined patents and extensions corresponding to the patents, and any patent applications and disclosures, as well as any related continuation, continuation in part and divisional applications and patents issuing therefrom; (d) trade secrets, including ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable; (e) mask works and registrations and applications therefor; (f) rights in industrial and other protected designs and any registrations and applications therefor; and (g) goodwill associated with any of the foregoing.

“Interest Reduction” is defined in the definition of Permitted Encumbrances.

“Interim Financial Statements” is defined in Section 7.10(a).

“IRS” is defined in Section 2.8.

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“Kirkland” is defined in Section 14.12.

“Knowledge” means all facts actually known by those individuals specified in clause (a) or (b) below, as the case may be, as the Execution Date, without independent investigation (and shall in no event encompass constructive, imputed or similar concepts of knowledge): (a) in the case of Seller or the Companies, Joseph G. Greenberg, Jennifer M. McCarthy and R. Kenley Steeg, and Laura Drum and (b) in the case of the Buyer Parties, Toby Rice, David Khani, Todd James and Jeremy Knop.

“Laws” means all federal, state and local statutes, laws (including common law), rules, regulations, codes, orders, ordinances, licenses, writs, injunctions, judgments, subpoenas, awards and decrees and other legally enforceable requirements enacted, adopted, issued or promulgated by any Governmental Authority.

“Leakage” means any of the following, without duplication, made by the Companies or Company Subsidiaries to the extent occurring during the period after the Effective Time and prior to Closing, but excluding any Permitted Leakage: (a) any dividend or distribution of profits or assets (whether in cash or in kind) declared, paid or made (whether actual or deemed) by a Company or Company Subsidiary to Seller or any other Person (other than the Target Group) in respect of any share capital, loan capital or other Securities of a Company or Company Subsidiary, or otherwise; (b) any payments made or agreed to be made by a Company or Company Subsidiary to Seller or any of its Affiliates, in respect of any share capital, loan capital or other Securities of a Company or Company Subsidiary being issued, redeemed, purchased or repaid, or any other return of capital, or otherwise; (c) the amount of all interest payments, payments of principal amounts or other payments attributable to Indebtedness for Borrowed Money made by the Target Group after the Effective Time (but prior to and not in connection with the consummation of the Closing); (d) the forgiveness, release or waiver of any Indebtedness for Borrowed Money or other debt or of any claim of rights outstanding against any Person other than Target Group; (e) the making of any gift or other gratuitous payment; (f) the payment of any Transaction Expenses for which the Target Group is liable, on behalf of Seller or its Affiliates, or which the Target Group pays for the benefit of Seller or its Affiliates prior to the Closing; (g) the payment or incurrence of any Tax as a consequence of any of the foregoing matters; and (h) the making of or entering into of any agreement or binding arrangement relating to any of the foregoing matters. For the avoidance of doubt, in no event shall the payment of any insurance premiums or deductibles by the Target Group with respect to the insurance policies maintained for the benefit of the Target Group by Seller or its Affiliates be deemed Leakage.

“Leased Fee Mineral” means Fee Minerals that are designated as “Leased Minerals” on Annex A-3.

“Leases” means all of the Target Group’s right, title and interest in and to all oil, gas and/or mineral leases (including all leasehold interests, sublease interests, farmout interests, Royalties and other types of mineral interests other than Fee Minerals), including those Leases set forth on Annex A-1, and including any rights to acquire any of the foregoing.

“Licensed Seismic Data” is defined in Section 9.17.

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“Lien” means any mortgage, deed of trust, lien, charge, security interest, pledge or other similar encumbrance.

“Like-Kind Exchange” means a simultaneous or deferred (forward or reverse) exchange allowed pursuant to Section 1031 of the Code and the Treasury Regulations promulgated thereunder or any applicable state or local Tax Laws.

“Losses” means all losses, costs, liabilities, obligations, expenses, fines, penalties, interest, payments, charges, Indebtedness for Borrowed Money, expenditures, claims, awards, settlements, judgments, damages, reasonable and documented out-of-pocket attorneys’ fees and reasonable out-of-pocket expenses of investigating, defending and prosecuting litigation and including liabilities, costs, losses and damages for personal injury or death or property damage or environmental damage or remediation.

“Lowest Cost Response” means the response required or allowed under Environmental Laws that cures, remediates, removes, addresses or remedies an Environmental Condition or Environmental Defect, in the most cost-effective manner (taken as a whole, taking into consideration any direct expenses, liabilities or Losses that are reasonably expected to arise as a result of such response) as compared to any other response that is required or allowed under Environmental Laws. The Lowest Cost Response shall include taking no action, leaving the condition unaddressed, periodic monitoring or the recording of notices in lieu of remediation, if such responses are allowed under Environmental Laws, provided that the Lowest Cost Response shall always include remediation required by any Governmental Authority under Environmental Law. The Lowest Cost Response shall not include (a) the costs of the Buyer Parties’ or any of their Affiliate’s employees, project manager(s) or attorneys; (b) expenses for matters that are costs of doing business (e.g., those costs that would ordinarily be incurred in the day-to-day operations of the Oil & Gas Assets, or in connection with permit renewal/amendment activities); (c) overhead costs of the Buyer Parties or their Affiliates; (d) costs and expenses that would not have been required under Environmental Laws as they exist on the Execution Date; (e) any costs or expenses relating to any obligations to plug, abandon or decommission wells located on or comprising part of the Oil & Gas Assets in the ordinary course of business, and not as a result of the applicable Environmental Condition or Environmental Defect; or (f) the assessment, remediation, removal, abatement, transportation, disposal, or any other corrective actions of any asbestos, asbestos-containing materials or NORM that may be present in or on the Oil & Gas Assets (unless such assessment, remediation, removal, abatement, transportation, disposal, or any other corrective actions is currently required by any Governmental Authority under Environmental Law).

“MASA” means each of (a) the Second Amended and Restated Management and Administrative Services Agreement, dated as of July 10, 2020, by and among Seller, Alta Resources, L.L.C. and ARD Operating, as it may be amended, restated or supplemented from time to time and (b) the Management and Administrative Services Agreement, dated as of July 10, 2020, by and among Alta Resources Development II, LLC, Alta Resources, L.L.C., ARD II Operating, LLC and ARD Operating, as it may be amended, restated or supplemented from time to time.

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“Material Adverse Effect” means any change, effect, event or occurrence (for the purposes of this definition, each, an “event”) (whether foreseeable or not and whether covered by insurance or not) that, individually or in the aggregate, has resulted in, results in or is reasonably expected to result in, (a) a material adverse effect or change in the business, operations, financial condition or results of operations of the Companies and the Company Subsidiaries, taken as a whole, as currently owned and operated, or (b) a material adverse effect upon the ability of Seller or the Companies to consummate the transactions contemplated by, and perform their respective obligations under, this Agreement; provided, however, that none of the following will be deemed to constitute a Material Adverse Effect, or will be considered in determining whether a Material Adverse Effect has occurred: (i) any adverse change, event, development, or effect (whether short-term or long-term) arising from or relating to (A) changes that are the result of factors generally affecting the industries or markets in which the Target Group operates; (B) any adverse change, effect or circumstance arising out of the announcement (intentional or otherwise) of the transactions contemplated by this Agreement, including (1) Losses or threatened Losses of, or any adverse change in the relationship with, employees, customers, suppliers, distributors, financing sources, licensors, licensees or others having relationships with the Target Group and (2) the initiation of litigation or other administrative Proceedings by any Person with respect to this Agreement or any of the transactions contemplated hereby; (C) changes in Law or GAAP or the interpretation thereof on or following the Execution Date and any restriction imposed by a Governmental Authority; (D) any failure of the Companies or any Company Subsidiary to achieve any periodic earnings, revenue, expense, sales or other estimated projection, forecast or budget prior to the Closing (but excluding the underlying cause of such failure if it otherwise constitutes a “Material Adverse Effect”); (E) changes that are the result of economic factors affecting the national, regional or world economy or financial markets; (F) any change in the financial, banking, or securities markets; (G) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wildfire, or other natural disaster or act of god, and other force majeure event; (H) any national or international political or social conditions in any jurisdiction in which the Target Group conducts business; (I) the engagement by the United States in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States, or any United States territories, possessions or diplomatic or consular offices or upon any United States military installation, equipment or personnel; (J) any action by a Party expressly required or expressly permitted by this Agreement; (K) changes in prices for oil and gas or other commodities, goods or services; (L) the availability, liquidity or costs of hedges; (M) casualty losses or any reclassification or recalculation of reserves in the ordinary course of business; (N) natural declines in well performance; (O) the outbreak or continuation of or any escalation or worsening of any epidemic, pandemic or disease (including the COVID-19 pandemic), or any Law, directive, pronouncement or guideline issued by a Governmental Authority who has jurisdiction over the Target Group, providing for business closures, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including COVID-19 Measures) or any change in such Law, directive, pronouncement or guideline or interpretation thereof following the Execution Date; (P) any action taken (or omitted to be taken) by Seller or the Target Group, and the direct consequences thereof, at the written request of or with the written consent of Buyer or its Affiliates after the Execution Date, and (ii) any adverse change in or effect on the business of any Target Group Member that is fully cured before the earlier of (A) the Closing Date and (B) the date on which this Agreement is terminated pursuant to Section 13.1; provided, however, that any event to in clause (C), (E), (H), (K) or (L) shall be taken into account for purposes of determining whether there has been a Material Adverse Effect if and to the extent that such event disproportionately adversely affects such Person, as compared to other similarly situated Persons operating in the industries and general geographic areas in which such Person operates.

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“Material Contract” is defined in Section 7.14(b).

“Membership Interests” means, with respect to a Person, the membership interests, limited liability company interests, other equity interests, rights to profits or revenue and any other similar interest, and any Security or other interest convertible into the foregoing, or any right (contingent or otherwise) to acquire any of the foregoing, of such Person.

“Midstream Assets Agreement” means that certain Agreement for the Construction, Ownership, and Operation of Midstream Assets in AMI Area B of Northern Pennsylvania, by and among Mitsui E&P USA LLC, a Delaware limited liability company (“Mitsui”), Statoil Pipelines, LLC, a Delaware limited liability company (“Statoil”), Appalachia Midstream Services, L.L.C., an Oklahoma limited liability company (“AMS”), and Anadarko Marcellus Midstream, L.L.C., a Delaware limited liability company (“Anadarko”), effective (a) as to Anadarko and AMS, September 1, 2006, (b) as to Statoil, November 24, 2008, and (c) as to Mitsui, January 1, 2010.

“Net Acres” means, as computed separately with respect to each Development Property set forth on Annex A-1 or Annex A-3, as applicable: (i) the gross number of acres in the lands covered by such Development Property insofar as it relates to the Target Zone for such Lease or Fee Mineral (as determined by the legal description of the premises or survey plat over the premises), multiplied by (ii) the lessor’s (in the case of any Lease) or the Target Group’s (in the case of any Fee Mineral) undivided fee simple mineral interest (expressed as a percentage) in such Lease or Fee Mineral insofar as it relates to the Target Zone for such Lease or Fee Mineral (as determined by aggregating the fee simple mineral interests owned by each lessor of such Lease or owner of such Fee Mineral, as applicable), multiplied by (iii) (A) if the Development Property is a Lease, the Target Group’s undivided Working Interest in such Lease (insofar as it relates to the Target Zone for such Lease) or, (B) if the Development Property is a Fee Mineral, one (1); provided, that if the items in clause (ii) and/or (iii) vary as to different areas or tracts of land covered by a Lease or Fee Mineral, a separate calculation shall be done for each such tract or area as if it were a separate Lease or Fee Mineral. Notwithstanding anything herein to the contrary, if the Development Property is a Leased Fee Mineral and the Target Group’s Working Interest is zero, then for purposes of “Defensible Title”, the Net Acres listed on Annex A-3 shall represent the number of Net Acres with respect to which the Target Group is entitled to receive a lessor royalty.

“Net Revenue Interest” means (a) with respect to any Well or Unit Well Location, an interest (expressed as a percentage or decimal fraction) in and to all oil, gas and other Hydrocarbons produced, saved and sold from or allocated to such Well (limited to the applicable currently producing formation for such Well) or Unit Well Location (limited to the Target Zone), subject to any reservations, limitations or depth restrictions described on Annex A-1, Annex A-2 or Annex A-6, net of Royalties, (b) with respect to any Development Property (other than a Leased Fee Mineral), an interest (expressed as a percentage or decimal fraction) in and to all oil, gas and other Hydrocarbons that may be produced, saved and sold from or allocated to such Development Property (excluding any portion of such Development Property that is located within the boundaries of a Unit for any Well or Unit Well Location), subject to any reservations, limitations or depth restrictions described on Annex A-1 or Annex A-3, as applicable, net of Royalties and (c) with respect to any Development Property that is a Leased Fee Mineral and the Target Group’s Working Interest is zero, an interest (expressed as a percentage or decimal fraction) in and to all oil, gas and other Hydrocarbons that may be produced, saved and sold from or allocated to such Leased Fee Minerals, subject to any reservations, limitations or depth restrictions described on Annex A-3, equal to the applicable lessor Royalty percentage.

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“No Vote Fee” is defined in Section 13.2(b)(iii).

“Non-Operated Assets” has the meaning in Section 7.34.

“NORM” is defined in Section 14.11(d).

“Notice” has the meaning set forth in Section 14.1(a).

“Notice of Recommendation Change” is defined in Section 9.19(e).

“Novation Agreements” mean, collectively, each ISDA Novation Agreement by and among each Company Hedge Counterparty, the Company and Buyer pursuant to which the Company shall novate the Assumed Hedges to Buyer. Each Novation Agreement shall be in form and substance substantially similar to that attached hereto as Exhibit H.

“NYSE” means the New York Stock Exchange.

“Oil & Gas Assets” means, without duplication: (a) all Leases and Fee Minerals held by the Target Group, and all right, title and interest of the Target Group attributable or allocable thereby by virtue of any and all pooling, unitization, communitization and operating agreements (including the Leases set forth on Annex A-1 and the Fee Minerals set forth on Annex A-3); (b) all Wells of the Target Group (including the Wells set forth on Annex A-2); (c) all rights and interests in, under or derived from all unitization and pooling agreements, declarations and orders in effect with respect to any of the Leases, Wells, Unit Well Locations and Fee Minerals and the units created thereby (the “Units”) (the oil and gas assets as described in clauses (a), (b) and (c) respectively, collectively, the “Oil & Gas Interests”); (d) all of the Target Group’s right, title and interest in and to (i) all lands covered by or subject to the Oil & Gas Interests and all Royalties applicable to the Oil & Gas Interests and (ii) all rights with respect to the use and occupancy of the surface and subsurface depths under such lands; (e) all of the Target Group’s right, title and interest in and to all real and personal property located in or upon such lands or used in connection with the exploration, development or operation of the Oil & Gas Interests or the Gathering Systems; (f) all Contracts related to the Oil & Gas Interests and the Gathering Systems, including any rights of the Target Group under any joint operating agreement, joint exploration agreement, farmin and farmout agreements, area of mutual interest agreement or similar agreement; (g) all Equipment; (h) the Gathering Systems; (i) the Rights-of-Way, (j) the Assumed Hedges; and (k) the Hydrocarbons produced from the Oil & Gas Interests or allocated thereto from and after the Effective Time.

“Oil & Gas Interests” has the meaning set forth in the definition of Oil & Gas Assets.

“Other Sources” means other sources of funds available to the Buyer Parties on conditions to funding not more onerous than those set forth in the Commitment Letter on the date hereof.

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“Party” and “Parties” are each defined in the Preamble.

“Party Affiliate” is defined in Section 14.10.

“Payoff Amount” is defined in Section 2.3(b)(ii)(H).

“Payoff Letters” is defined in Section 2.10(b)(viii).

“PC Statement Purchase Price” is defined in Section 2.7(b).

“Permit” means all of the Target Group’s right, title and interest in and to any license, authorization, lease, approval of lease assignment, notice, franchise, permit, designation, plan, certificate, approval, registration, conditions, or similar authorization necessary to own or operate the Oil & Gas Assets (in each case) from or with a Governmental Authority, other than the Leases.

“Permitted Encumbrances” means

(a)            lessor’s royalties, non-participating royalties, overriding royalties, production payments, carried interests, reversionary interests and other Royalties or similar burdens upon, measured by, or payable out of production which do not individually or in the aggregate: (i) reduce the Target Group’s Net Revenue Interest as to the currently producing formation for any Well or the Target Zone for any Unit Well Location, as applicable, to an amount below the amount shown on Annex A-2 for such Well or on Annex A-6 for such Unit Well Location, as applicable; (ii) increase the Target Group’s Working Interest as to the currently producing formation for any Well or the Target Zone for any Unit Well Location, as applicable, to an amount above the amount shown on Annex A-2 for any listed Well or on Annex A-6 for any Unit Well Location without at least a proportionate increase to the Target Group’s Net Revenue Interest for such Well or Unit Well Location, as applicable; (iii) reduce the Target Group’s Net Revenue Interest as to the Target Zone for any Development Property below the amount shown on Annex A-1 or Annex A-3 for such Development Property, as applicable; or (iv) decrease the Target Group’s Net Acres for any Development Property below the amount set forth on Annex A-1 or Annex A-3 for the Target Zone of such Development Property, as applicable (each, of (i), (ii), (iii) and (iv), an “Interest Reduction”);

(b)           the terms and conditions of the Material Contracts, except to the extent of an Interest Reduction (including as a result of failing to meet any minimum drilling commitments in such Material Contract occurring prior to the Execution Date);

(c)           preferential rights to purchase and required Third Party consents to assignment and similar agreements, but with respect to any Consents or Preferential Purchase Rights, only to the extent set forth on the Schedules to this Agreement or that are not triggered by the transactions contemplated by this Agreement;

(d)           all rights to consent by, required notices to, filings with, or other actions by any Governmental Authority in connection with the sale or conveyance of oil and gas leases or interests therein or sale of production therefrom if the same are customarily obtained subsequent to such sale or conveyance;

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(e)            liens for Taxes, assessments or other governmental charges which are not due and payable or which are being contested in good faith by appropriate Proceedings and are set forth on Schedule 7.13 and, in each case, for which appropriate reserves have been made in the books and records of the Target Group;

(f)            easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations on or over any of the Oil & Gas Assets which do not operate to materially interfere with current operations on the Oil & Gas Assets;

(g)           rights of a common owner of any interest currently held by any Target Group Member and such common owner as tenants in common or through common ownership, in each case, except to the extent of an Interest Reduction;

(h)           Liens created under any lease, operating agreement or pooling order or similar agreement or by operation of Law relating to obligations not yet due or pursuant to which the Target Group is not in default, and materialmen’s, mechanics’, repairmen’s, or other similar liens or charges arising by Law or under a Contract that are yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business;

(i)            the terms and provisions of Leases and instruments (including any “free gas” arrangements under the Leases) creating or evidencing ownership to such Oil & Gas Assets, as well as the terms and provisions of all assignments and conveyances of any of the Oil & Gas Assets to Seller or the Target Group, in each case, except to the extent of an Interest Reduction (including as a result of failing to meet any minimum drilling commitments in such Material Contract occurring prior to the Execution Date);

(j)            (i) such Title Defects as Buyer may have waived or (ii) except in connection with Section 7.36, Buyer is deemed to have waived pursuant to the terms of this Agreement or Title Defects that were not properly asserted by Buyer on or before the end of the Examination Period;

(k)           all Liens that are released at or prior to Closing;

(l)            except to the extent triggered on or prior to the Effective Time, conventional rights of reassignment obligating the Target Group to reassign its interest in any portion of the Leases to a Third Party;

(m)          defects in the chain of title arising from the failure to recite marital status, omissions of successors or heirship, or the lack of probate proceedings and defects arising out of lack of corporate or other entity authorization, unless Buyer provides affirmative evidence of another Person’s competing or superior claim of title to the relevant Oil & Gas Asset;

(n)           all applicable Laws, and rights reserved to or vested in any Governmental Authority (i) to control or regulate any Oil & Gas Asset in any manner (excluding eminent domain or condemnation), (ii) by the terms of any right, power, franchise, grant, license or permit, or by any provision of Law, to terminate such right, power, franchise grant, license or permit or to purchase or recapture or to designate a purchaser of any of the Oil & Gas Assets, (iii) to use such property in a manner which does not materially impair the use of such property for the purposes for which it is currently owned and operated, and (iv) to enforce any obligations or duties affecting the Oil & Gas Assets to any Governmental Authority, with respect to any franchise, grant, license or permit, in each case, except to the extent of an Interest Reduction;

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(o)           zoning and planning ordinances and municipal regulations, except to the extent of an Interest Reduction;

(p)           the matters set forth on Schedule 7.8;

(q)           any matter specifically referenced on Annex A-1, Annex A-2, Annex A-3; or Annex A-6;

(r)            defects based on failure to record Leases issued by any local, state or federal Governmental Authority, or any assignment of such Leases, in the real property, conveyance or other records of the county in which such property is located, unless such failure has resulted in another Person’s superior claim of title to the relevant Lease;

(s)           defects that have been fully cured by applicable Laws of limitation or prescription as evidenced by matters on the public record;

(t)            defects or depth severances that pertain to any formation other than the currently producing formation for any Well;

(u)           defects or depth severances that pertain to any formations other than the Target Zone for any Unit Well Location or Development Property;

(v)           immaterial defects or irregularities resulting from or related to probate proceedings, which defects or irregularities have been outstanding for ten (10) years or more, unless such failure has resulted in another Person’s superior claim of title to the relevant Lease;

(w)          defects arising from prior oil and gas leases, Liens, production payments or mortgages relating to lands covered by any Leases that are not released of record and that have expired on the face of such instrument on the record;

(x)            failure to obtain waivers of maintenance of uniform interest, restriction on zone transfer, or similar provisions in operating agreements with respect to assignments in any Target Group Member’s chain of title to such Oil & Gas Asset to the extent (i) such failure occurred more than five (5) years prior to the Effective Time and (ii) no Third Party has delivered a written claim with respect to such breach or violation thereof and such claim remains unresolved as of the Effective Time;

(y)           defects based solely on lack of information in Seller’s or the Target Group’s records or the unavailability of information from any Governmental Authority, unless such failure has resulted in another Person’s superior claim of title to the relevant Lease; provided, that this provision shall not extend to claims of Title Defects made as the result of the failure of any Leases originally leased by the Target Group or their Affiliates that are in the primary term or held by operation (but not including any Leases which are held by production) as a result of (i) lack of evidence of bonus payments in Seller’s or the Target Group’s records or (ii) lack of copies of Leases in Seller’s or the Target Group’s records;

(z)            defects arising out of lack of a survey or lack of metes and bounds descriptions, unless a survey or metes and bounds description is expressly required by Law;

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(aa)      defects arising from any change in applicable Law after the Execution Date;

(bb)      Imbalances;

(cc)      defects that affect only which royalty owner has the right to receive royalty payments rather than the amount or the proper payment of such royalty payment to the extent, and only to the extent that such disputed amounts have been held in suspense by the Target Group and are set forth on Schedule 7.22;

(dd)      defects resulting from a cessation of production, insufficient production, or failure to conduct operations on any of the Oil & Gas Interests held by production, or lands pooled, communtized or unitized therewith, except to the extent that the cessation of production, insufficient production or failure to conduct operations is shown to exist and would give rise to a right to terminate the Oil & Gas Interest in question or result in the forfeiture of, or obligation to release, the affected leasehold acreage;

(ee)      defects based on a gap in the chain of title in the applicable county records, unless such gap is affirmatively shown to exist in such records by an abstract of title, title opinion or landman’s chain or run sheet;

(ff)      encumbrances created under deeds of trust, mortgages and similar instrument’s by the lessor under a Lease covering the lessor’s or landowner’s surface and mineral interests in the land covered thereby that is not in default; provided, that if such deed of trust, mortgage or similar instrument results in an encumbrance in an amount of One Million Dollars ($1,000,000.00) or greater, then such encumbrance shall be a Permitted Encumbrance only if it is subordinated to the lessee’s interest in the applicable mineral estate;

(gg)      the matters set forth on Schedule PE;

(hh)      any defects based upon the plaintiffs or the heirs to the plaintiffs in any of the Proctor Litigation Matters, or any of their respective successors and assigns (“Claimants”), claiming title to (or potentially claim title to) property via a previous oil and gas reservation or similar conveyance that was subject to a tax sale, where the Claimants and the tax sale are in the same or substantially the same posture as the claimants in the Proceedings listed as #1, #2 and #4 of Schedule 7.8 (collectively, the “Proctor Litigation Matters”) irrespective of whether the applicable property or conveyance instrument is currently subject to a Proctor Litigation Matter; and

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(ii)            all other liens, defects, charges, encumbrances, contracts (including all operating agreements, participation agreements, farmout agreements and other contracts), agreements, instruments, obligations, defects and irregularities affecting the Oil & Gas Assets that, individually or in the aggregate, do not (and are not reasonably likely to in the future) (A)  materially interfere with the operations or use of the Oil & Gas Assets as currently used and operated, (B) are not reasonably expected to result in an Interest Reduction or (C) evidence, create or result in an encumbrance or lien for a liquidated payment on account of borrowed money or otherwise.

“Permitted Leakage” means (a) all general or administrative costs, management costs, overhead costs, or similar amounts that are paid or payable to Seller or any Affiliate of Seller other than the Target Group (including to the extent related to the foregoing, any revenues, proceeds, cash, disbursements and other payments), in each case, owed by ARD Operating to Seller pursuant to either MASA and (b) any payments described on Schedule PL.

“Person” means any individual or entity, including any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, unincorporated organization or Governmental Authority.

“Phase I Environmental Site Assessment” is defined in Section 4.2.

“Post-Closing Statement” is defined in Section 2.7(a).

“Pre-Effective Time Tax Period” means any taxable period ending before the Effective Time and the portion of any Straddle Period ending on the day prior to the day on which the Effective Time occurs.

“Preferential Purchase Right” means preferential purchase rights, rights of first refusal or first offer, preemptive rights, subscription rights, participation rights, purchase options, call options, warrants, share purchase agreements or any similar rights that are applicable to the sale of the Target Interests, the indirect sale, assignment or transfer of any Oil & Gas Asset or the consummation of the transactions contemplated by this Agreement and the Related Agreements.

“Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, or any appeal thereof.

“Proctor Litigation Matters” is defined in the definition of “Permitted Encumbrances.”

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“Property Costs” means all operating and development expenses and capital expenditures incurred in the ordinary course of business attributable to the use, maintenance, operation and ownership of the Oil & Gas Assets and, where applicable, in accordance with the relevant operating or unit agreement or pooling order, if any, including (a) overhead costs charged to the Oil & Gas Assets by a Third Party operator under the applicable operating or unit agreement or pooling order, (b) general and administrative expenses (including corporate G&A) of the Target Group, (c) development costs and expenditures (including, without limitation, costs related to confirming title to, permitting, drilling, completing, fracturing, testing, deepening, plugging back, side tracking, reworking and operating wells on the Oil & Gas Assets), (d) costs incurred in connection with ordinary course leasing activities (but excluding any such costs incurred to correct, cure or remedy Title Defects), (e) costs associated with maintaining and operating the Gathering Systems, (f) costs associated with gathering, transporting, processing and marketing production and other Hydrocarbons from the Oil & Gas Assets and (g) any costs and expenses that customarily appear on a lease operating statement; provided, however, “Property Costs” shall not include obligations and liabilities attributable to (i) personal injury or death, property damage, or violation of Law, (ii) the costs to correct, cure, and remedy any Title Defect or Environmental Defect or any other environmental matters (whether or not an Environmental Defect), unless charged to the Target Group by a Third Party operator, (iii) obligations with respect to any Imbalance associated with the Oil & Gas Assets, (iv) any Taxes, (v) Decommissioning Obligations (whether or not an Environmental Defect), (vi) any general or administrative costs, management costs, overhead costs, or similar amounts that are paid or payable to Seller or any Affiliate of Seller other than the Target Group (including to the extent related to the foregoing, any revenues, proceeds, cash, disbursements and other payments) in each case, owed by ARD Operating to Seller pursuant to either MASA which for the avoidance of doubt is Permitted Leakage, subject to limitations set forth in the definition thereof, or (vii) any claims for indemnification or reimbursement from any third party with respect to claims, matters or causes of action or damages of the types described in the preceding clauses (i) through (vi), whether such claims are made pursuant to contract or otherwise.

“Proxy Statement” is defined in Section 9.18(a).

“Purchase Price” is defined in Section 2.2.

“R&W Insurance Policy” means the buyer-side representation and warranty insurance policy that Buyer has obtained and is conditionally bound as of the Execution Date.

“Reference Price” means $18.28, which represents the volume weighted average sales price as traded on NYSE of the shares of Buyer Parent Common Stock calculated for the thirty (30) trading day period ending on the trading day that is the day before the Execution Date.

“Registration Rights Agreement” is defined in Section 2.10(a)(vi).

“Related Agreements” means, collectively the Escrow Agreement, the Registration Rights Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed in connection with the transactions contemplated hereby.

“Remaining Disputes” is defined in Section 2.7(b).

“Representatives” is defined in Section 9.19(a).

“Required Governmental Approval” means the Governmental Approvals set forth on Schedule 12.1(b).

“Resolution Period” is defined in Section 2.7(b).

“Restricted Commitment Letter Amendments” is defined in Section 9.20(b)(iv).

“Restricted Contact” is defined Section 9.1(f).

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“Retained Assets” means any rights, titles, interests, assets and properties that are originally included in the Oil & Gas Assets under the terms of this Agreement, but that are subsequently excluded from the Oil & Gas Assets or sale under this Agreement pursuant to the terms of this Agreement.

“Review Period” is defined in Section 2.7(b).

“Rights-of-Way” means all rights-of-way, surface fee rights, fee interests and other leases, reservations, crossing rights and other easements, servitudes, franchises, permits, licenses, condemnation judgments or awards, surface leases, surface use agreements, subsurface easements, subsurface use agreements and other rights to, or interests in, real property and other similar real property interests held by the Target Group, to the extent and only to the extent used or held for use in connection with the ownership, operation or maintenance of the Oil & Gas Assets and, in each case, other than Permits, including those Rights-of-Way set forth on Annex A-5.

“Royalties” means any royalties, overriding royalties, production payments, carried interests, net profits interests, reversionary interests, back-in interests and other similar burdens upon, measured by or payable out of production.

“Rule 144” means Rule 144 promulgated under the Securities Act or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“Scheduled Closing Date” is defined in Section 2.6.

“Scheduled NRI” is defined in Section 3.1(f)(iv).

“SEC” is defined in Section 9.18(a).

“Security Breach” is defined in Section 9.13(e).

“Securities” means any equity interests or other security of any class, any option, warrant, convertible or exchangeable security (including any membership interest, equity unit, partnership interest, trust interest) or other right, however denominated, to subscribe for, purchase or otherwise acquire any equity interest or other security of any class, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency; provided, however, “Securities” expressly exclude any real property interests or interests in any Hydrocarbon leases, fee minerals, reversionary interests, non-participating royalty interests, executive rights, non-executive rights, royalties and any other similar interests in minerals, overriding royalties, reversionary interests, net profit interests, production payments, and other royalty burdens and other interests payable out of production of Hydrocarbons.

“Securities Act” is defined in Section 8.9.

“Seller” is defined in the Preamble.

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“Seller Fundamental Representations and Warranties” means those representations and warranties of Seller set forth in Section 6.1, Section 6.2, Section 6.3, Section 6.4, Section 6.5(a), Section 6.9, Section 7.1, Section 7.2(a), Section 7.2(b), Section 7.3, Section 7.4(a), Section 7.4(b), Section 7.4(c) and Section 7.39.

“Seller Plan Liabilities” is defined in Section 9.8(f).

“Seller Related Parties” means Seller and its Affiliates and their respective members, stockholders, managers, officers, directors, employees, agents, advisors and representatives.

“Services” is defined in Section 9.13(b).

“Shortfall Amount” is defined in Section 2.7(f).

“Solvent” means, that, as of any date of determination, (a) the fair value of the assets of the Buyer Group and the Target Group on a consolidated basis, as of such date, exceeds the sum of all liabilities of Buyer and the Target Group, including contingent and other liabilities, as of such date, (b) the fair saleable value of the assets of the Buyer Group and the Target Group on a consolidated basis, as of such date, exceeds the amount that will be required to pay the probable liabilities of the Buyer Group and the Target Group on their existing debts (including contingent liabilities) as such debts become absolute and matured, and (c) the Buyer Group and the Target Group on a consolidated basis will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which they are engaged or will be engaged following such date.

“Specified Matters” is defined in Section 7.40(d).

“Stock Consideration” is defined in Section 2.2(b).

“Straddle Period” means any Tax period beginning before and ending after the Effective Time.

“Subsidiary” means, with respect to any relevant Person as of the date the determination is being made, (a) any other Person that is Controlled (directly or indirectly) by such Person or (b) any corporation, partnership, limited liability company or other entity of which any shares of capital stock or other ownership interests are owned directly or indirectly by such Person.

“Subsidiary Interests” is defined in the Recitals.

“Superior Proposal” means an unsolicited bona fide written Alternate Proposal by a Third Party after the Execution Date to acquire or purchase, directly or indirectly, pursuant to a tender offer, exchange offer, merger, share exchange, consolidation or other business combination, (a) all or substantially all of the assets of Buyer Parent and its Subsidiaries, taken as a whole, or (b) all or substantially all of the equity securities of Buyer Parent (or all or substantially all of the equity securities of any Subsidiary or Subsidiaries of Buyer Parent whose business constitutes all or substantially all of the net revenues, net income or consolidated assets of Buyer Parent and its Subsidiaries, taken as a whole), in each case, that, if the consideration contemplated by such proposal is comprised of cash in whole or in part, is fully financed or has fully committed financing and that the Buyer Parent Board reasonably determines in good faith after consultation with Buyer Parent’s financial advisors and outside legal counsel (i) is reasonably likely to be consummated in accordance with its terms and (ii) if consummated, would be more favorable to the Buyer Parent Stockholders (in their capacity as stockholders) from a financial point of view compared to the acquisition of the Target Interests, in each case, taking into account the Person making the Alternate Proposal, all legal, financial, tax and regulatory terms and conditions of the Alternate Proposal and this Agreement (including any modifications to the terms of this Agreement pursuant to Section 9.19), including any conditions to and expected timing of consummation, and any risks of non-consummation, of such Alternate Proposal.

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“Suspense Funds” means all amounts controlled by the Target Group and its Affiliates that are held in suspense and are attributable to the Oil & Gas Assets (including any such amounts attributable to other Working Interest owners’ interest in such assets).

“Tail Policy” is defined in Section 9.6(b).

“Takeover Laws” shall mean any “Moratorium,” “Control Share Acquisition,” “Fair Price,” “Supermajority,” “Affiliate Transactions,” or “Business Combination Statute or Regulation” or other similar state antitakeover Laws.

“Target Bonus Plan” is defined in Section 9.8(c).

“Target Employee Benefit Plan” is defined in Section 7.33(a).

“Target Group” means, collectively, the Companies and the Company Subsidiaries, and following the Closing, each of their successors and permitted assigns.

“Target Group Member” means any member of the Target Group.

“Target Indemnified Persons” is defined in Section 9.6(a).

“Target Interests” is defined in the Recitals.

“Target Zone” means the Marcellus Shale, which for example is shown in intervals from the stratigraphic equivalent of the top of the Oatka Creek at 7,594 ft MD through to the stratigraphic equivalent of the top of the Onondaga at 7,842 ft MD, as such intervals are generally shown in the David C Duncan A-5H wellbore (API: 37081203020000) located in Lycoming County; Cascade Township, PA.

“Tax” or “Taxes” means (a) any federal, state, local or foreign income, gross receipts, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, custom duties, capital stock, intangible property, production, license, capital gains, goods and services, franchise, profits, withholding, social security, unemployment, disability, ad valorem, real property, personal property, sale, use, transfer, registration, value added, alternative or add on minimum, estimated or other tax, duty, impost or custom in the nature of a tax imposed by any Governmental Authority (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), (b) in furtherance of, and not as a limitation of, clause (a), any unconventional gas well fee imposed under Chapter 23 of Title 58 of the Pennsylvania Consolidated Statutes, (c) any interest, penalty, fine, additions to Tax or additional amounts imposed by any Taxing Authority in connection with any item described in clauses (a) or (b) and (d) any liability in respect of any item described in clauses (a) through (c), above, that arises by reason of a contract, assumption, transferee or successor liability, or operation of Law (including by reason of being a member of a consolidated, combined or unitary group).

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“Tax Contest” is defined in Section 11.5.

“Tax Partnership” means that certain tax partnership recognized as having been created pursuant to Section 11.4 of the Midstream Assets Agreement.

“Tax Return” means all reports, estimates, declarations of estimated Tax, information statements and returns, and claims for refunds filed or required to be filed with any Taxing Authority, including any amendment thereof and schedule or attachment thereto.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes or collects such Tax.

“Termination Date” is defined in Section 13.1(c).

“Termination Fee” is defined in Section 13.2(b)(iv).

“Third Party” means any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

“Title Arbitrator” is defined in Section 3.1(h)(ii).

“Title Benefit” means any right, circumstance, or condition existing as of immediately prior to Closing that operates to:

(a)            increase the Net Revenue Interest of the Target Group for any Well set forth on Annex A-2 (as to the currently producing formation) or for any Unit Well Location (as to the Target Zone) above that shown on Annex A-2 for such Well or Annex A-6 for such Unit Well Location, as applicable, without causing a greater than proportionate increase in the Target Group’s Working Interest above that shown on Annex A-2 or Annex A-6 for such Well or Unit Well Location, as applicable;

(b)            increase the Net Revenue Interest of the Target Group in any Lease or Fee Mineral above that shown on Annex A-1 or Annex A-3 (as to the Target Zone), as applicable (and, with respect to a Lease, without causing a greater than proportionate increase in the Target Group’s Working Interest above that shown on Annex A-1 for such Lease and, with respect to a Leased Fee Mineral does not increase Target Group’s Working Interest above zero);

(c)            increase the Net Acres of the Target Group in any Lease or Fee Mineral above that shown on Annex A-1 or Annex A-3 (as to the Target Zone), as applicable (and, with respect to a Lease, without causing a greater than proportionate increase in the Target Group’s Working Interest above that shown on Annex A-1 for such Lease); or

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(d)            decrease the Working Interest of the Target Group for any Well set forth on Annex A-2 (as to the currently producing formation) or for any Unit Well Location (as to the Target Zone) below that shown on Annex A-2 for such Well or Annex A-6 for such Unit Well Location, as applicable, without a proportionate or greater decrease in the Target Group’s Net Revenue Interest below that shown on Annex A-2 for such Well or Annex A-6 for such Unit Well Location, as applicable.

“Title Benefit Amount” is defined in Section 3.1(g).

“Title Benefit Property” is defined in Section 3.1(g).

“Title Deductible Amount” means an amount equal to one and eighty-five hundredths of a percent (1.85%) of the Base Purchase Price.

“Title Defect” means any Lien, charge, encumbrance, obligation (including contract obligation), defect, or other matter that causes the Target Group to have less than Defensible Title to a Well set forth on Annex A-2, a Unit Well Location set forth on Annex A-6 or a Development Property set forth on Annex A-1 or Annex A-3, as applicable, in each case as of the Effective Time.

“Title Defect Amount” is defined in Section 3.1(f).

“Title Defect Notice” is defined in Section 3.1(a).

“Title Defect Property” is defined in Section 3.1(d)(ii).

“Title Records” is defined in Section 3.1(a).

“Title Threshold Amount” is defined in Section 3.1(i)(i).

“Transaction Expenses” means, to the extent not paid prior to Closing (or to the extent paid, such payment occurred after the Effective Time), without duplication: all fees, costs and expenses (including fees, costs and expenses of third-party advisors, legal counsel (including Kirkland), investment bankers or other representatives) incurred by the Target Group in connection with the transactions contemplated this Agreement and the Related Agreements, including all “change of control,” retention, transaction bonus, incentive, termination, compensation, redundancy, severance or other similar payments that are payable as a result of or in connection with the consummation of the transactions contemplated by this Agreement (but which, for the avoidance of doubt, will not include the pro rata bonus payments made by Buyer pursuant to Section 9.8(a)), together with the employer portion of any payroll, social security or other Taxes required to be paid by the Target Group in connection with the payments described in this clause; provided that in no event shall Transaction Expenses include any fees, costs or expenses (a) initiated or otherwise incurred at the request written of the Buyer Parties or any of its Affiliates or representatives and pursuant to which Buyer Parties have agreed in writing to be responsible for such expense, (b) incurred in respect to the Tail Policy, (c) related to any financing activities (including the issuance of the shares of Buyer Parent Common Stock as part of the Stock Consideration) in connection with the transactions contemplated hereby or (d) any fees, costs and expenses contemplated pursuant to Section 9.5 or elsewhere in this Agreement to be borne by the Buyer Parties.

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“Transaction Litigation” is defined in Section 9.21.

“Transfer Agent” initially means Computershare Limited, Buyer Parent’s duly appointed transfer agent for the Stock Consideration.

“Transfer Taxes” is defined in Section 11.3.

“Transferred Employees” is defined in Schedule 9.1(b).

“Transition Period” is defined in Section 9.13(b).

“Unit Well Location” means those Well locations located within a non-operated Unit existing as of the Execution Date or identified as “Unit Well Locations” on Annex A-6.

“Units” has the meaning set forth in the definition of Oil & Gas Assets.

“Unleased Fee Minerals” means the unleased Fee Minerals designated as “Unleased Minerals” on Annex A-3.

“Wells” means all of Target Group’s right, title and interest in and to the oil, gas, CO2, water, injection and disposal wells, used or held for use by, whether producing, shut-in, plugged or abandoned, including those Wells set forth on Annex A-2.

“Working Capital Assets” shall mean the current assets of Target Group as of the Effective Time (including cash and Cash Equivalents), each determined in accordance with GAAP and the methodologies set forth on Schedule WC, but excluding (a) any deferred Tax assets established to reflect differences in timing of book and Tax income and (b) any Company Hedges.

“Working Capital Liabilities” shall mean the current liabilities of the Target Group as of the Effective Time, each determined in accordance with GAAP and the methodologies set forth on Schedule WC, including (a) Suspense Funds, (b) accrued but unused vacation and paid time off for employees of the Target Group, to the extent required under GAAP, and (c) employee wages, salaries and other compensation accrued or earned for services performed but not yet paid, but excluding (i) deferred Tax liabilities established to reflect differences in timing of book and Tax income, (ii) Indebtedness for Borrowed Money, (iii) Transaction Expenses, (iv) any general or administrative costs, management costs, overhead costs, or similar amounts that are paid or payable to Seller or any Affiliate of Seller other than the Target Group, including any revenues, proceeds, cash, disbursements and other payments owed by ARD Operating to Seller pursuant to either MASA, (v) the amount of any liabilities for bonuses accrued under any Target Employee Benefit Plan and (vi) any liabilities related to the Company Hedges.

“Working Interest” means, with respect to any Lease, Well or Unit Well Location (limited to the applicable currently producing formation for such Well or the Target Zone for such Lease or Unit Well Location, as applicable), and subject to any reservations, limitations or depth restrictions described on Annex A-1, Annex A-2, Annex A-3 or Annex A-6, the percentage interest in and to such Lease, Well or Unit Well Location, as applicable, that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations on or in connection with such Lease, Well or Unit Well Location, but without regard to the effect of any Royalties.

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Section 1.2          Construction. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. Words in the singular or the plural include the plural or the singular, as the case may be. All references herein to Articles, Sections, preamble, recitals, paragraphs and Schedules shall be deemed to be references to Articles, Sections, preamble, recitals, paragraphs and Schedules of this Agreement unless the context otherwise requires. All Schedules, Annexes and Exhibits attached hereto are made a part of this Agreement for all purposes. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof”, “herein”, “hereunder”, and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless expressly provided to the contrary, the word “or” is not exclusive. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. Unless otherwise expressly provided herein, any statute or Law defined or referred to herein means such statute or Law as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. The terms “dollars” or “$” mean dollars in the lawful currency of the United States of America. The terms “day” and “days” mean and refer to calendar day(s). Each accounting term not defined herein, and each accounting term partly defined herein to the extent not defined, will have the meaning given to it under GAAP and Council of Petroleum Accountants Society standards, in each case, as in effect on the Execution Date. The use of the phrase “ordinary course of business” or other derivations thereof shall mean “ordinary course of business consistent with past practice” and shall be deemed to include all actions taken or not taken that any of Seller or the Target Group reasonably believed or reasonably believes necessary or appropriate in respect of any COVID-19 Measure. Wherever in this Agreement there is a consent right of a Party or a reference to the “satisfaction” or “sole discretion” of a Party, such Party shall be entitled to consider solely its own interests (and not the interests of any other Person) or, at its sole election, any such other interests and factors as such Party desires. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any reference in this Agreement to “made available” means a document or other item of information that was provided or made available to the Buyer Parties and their representatives in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the transactions contemplated by this Agreement and the Related Agreements.

Article 2
PURCHASE AND SALE TRANSACTION

Section 2.1          Purchase and Sale. At the Closing, upon the terms and conditions set forth in this Agreement, Seller shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase and accept from Seller, the Target Interests, free and clear of all Liens, except for Liens arising under federal and state Securities Laws, arising pursuant to the Governing Documents of each Company or imposed by the Buyer Parties or any of their Affiliates.

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Section 2.2          Purchase Price. The aggregate consideration for the Target Interests to be purchased by Buyer pursuant to this Agreement shall be consideration in an aggregate amount equal to $2,925,000,000 (the “Base Purchase Price”) plus or minus the Adjustment Amount (as adjusted, the “Purchase Price”); which will consist of:

(a)            $1,000,000,000 in cash (the “Cash Consideration”); and

(b)            105,306,346 shares of Buyer Parent Common Stock (the “Stock Consideration”), which shall have an aggregate dollar value equal to $1,925,000,000 as of the Execution Date, based on the Reference Price.

For the avoidance of doubt, if the Adjustment Amount is a positive (+) number, then the Base Purchase Price shall be increased and if the Adjustment Amount is a negative (–) number, then the Base Purchase Price shall be decreased. The Purchase Price shall be subject to adjustment after the Closing pursuant to Section 2.7. For the avoidance of doubt, no item that is included as a specific adjustment to the Base Purchase Price pursuant to Section 2.3, that would otherwise be taken into account in the determination of the calculation of Effective Time Working Capital shall be subject to any adjustment as a result of the determination of the calculation of Effective Time Working Capital, and all adjustments to the Base Purchase Price pursuant to Section 2.3 shall be without duplication of any duplicative remedy under this Agreement, including pursuant to any other adjustments set forth in Section 2.3 and the determination of the calculation of Effective Time Working Capital therein.

Section 2.3          Adjustment Amount.

(a)            As between Buyer and Seller for purposes of calculating the Adjustment Amount pursuant to this Section 2.3, (i) Buyer shall be entitled to all revenues, production, proceeds, income, accounts receivable, and products from or attributable to the Oil & Gas Assets from and after the Effective Time, and to all other income, proceeds, receipts, and credits earned with respect to the Oil & Gas Assets from and after the Effective Time, and shall be responsible for (and entitled to any refunds with respect to) all Property Costs attributable to the Oil & Gas Assets which are incurred from and after the Effective Time; and (ii) Seller shall be entitled to all revenues, production, proceeds, income, accounts receivable, and products from or attributable to the Oil & Gas Assets prior to the Effective Time, and to all other income, proceeds, receipts, and credits earned with respect to the Oil & Gas Assets prior to the Effective Time, and shall be responsible for (and entitled to any refunds with respect to) all (A) Property Costs attributable to the Oil & Gas Assets which are incurred prior to the Effective Time and (B) Retained Assets, and other assets and liabilities of Seller and the Target Group which are excluded from the transactions contemplated by this Agreement (other than the costs of any insurance policies maintained for the benefit of the Target Group until the Closing and Excluded Hedges). “Earned” and “incurred,” as used in this Section 2.3, shall be interpreted in accordance with GAAP and Council of Petroleum Accountants Society standards, subject to the other provisions of this Section 2.3. In order to accomplish the foregoing allocation of production, the Parties shall rely upon the gauging, metering and strapping procedures which were conducted by Seller or the Target Group on or about the Effective Time. Seller and the Target Group shall utilize reasonable interpolative procedures consistent with industry practice, to arrive at an allocation of production from or attributable to the Oil & Gas Assets when exact meter readings or gauging and strapping data are not available. From and after the date on which the Post-Closing Statement is finally determined and for a period of twelve (12)-months thereafter, (x) Buyer shall cause the applicable Company to fully disclose, account for and remit to Seller any revenues to which Seller is entitled pursuant to this Section 2.3(a), on or before the tenth day after each Company’s or its Affiliates’ receipt of same, and (y) Seller shall fully disclose, account for and remit to the applicable Company any revenues to which such Company is entitled pursuant to this Section 2.3(a), on or before the tenth day after Seller’s or its Affiliates’ receipt of same.

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(b)	The Adjustment Amount shall be calculated, without duplication, as follows:

(i)	increased by the following amounts:

(A)	to the extent the proceeds thereof are not received by Seller or any of its Affiliates (other than a Target Group Member) as of the Closing Date, the aggregate amount of (x) proceeds from the sale of Hydrocarbons produced from and attributable to the Oil & Gas Assets prior to the Effective Time that are received by the Target Group (without distribution to Seller) or Buyer from and after the Effective Time and (y) other proceeds received by the Target Group or Buyer with respect to the Oil & Gas Assets to which Seller would otherwise be entitled pursuant to Section 2.3(a), in each case, less any applicable Royalties;

(B)	to the extent the proceeds thereof are not received by Seller or any of its Affiliates (other than a Target Group Member) as of the Closing Date, an amount equal to the market value of all Hydrocarbons produced from and attributable to the Oil & Gas Assets in storage or existing in stock tanks, pipelines and/or plants (including inventory), in each case that are, as of the Effective Time, (x) upstream of the pipeline connection or (y) upstream of the sales meter, if any, and in either case the value of such Hydrocarbons shall be based upon the contract price in effect as of the Effective Time (or if there is no contract price, then the market price in effect as of the Effective Time in the field in which such Hydrocarbons were produced or if actually sold prior to the date of determination, the proceeds actually recovered by Buyer or the Target Group (without distribution to Seller) attributable to such sale), net of (A) amounts payable as Royalties, (B) marketing and transportation fees, and other post-production expenses charged by third parties, and (C) gravity adjustments for which there is no payment in connection with the sale of such Hydrocarbons;

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(C)	the aggregate amount of all Property Costs (including pre-payments) which are attributable to the Oil & Gas Assets during the period from and after the Effective Time that (x) have been paid or economically borne by the Target Group prior to the Effective Time or (y) have been paid or economically borne by Seller before or after the Effective Time, but in either case, excluding any Transaction Expenses;

(D)	the amount, if any, of Imbalances in favor of any Target Group Member as of the Effective Time, multiplied by $1.38 per MMBtu or, to the extent that the applicable Contracts provide for cash balancing, the actual cash balance amount determined to be due to the applicable Target Group Member as of the Effective Time;

(E)	the amount of all cash and Cash Equivalents contributed to any Target Group Member after the Effective Time, but before Closing, by Seller or any person who, directly or indirectly, owns a Membership Interest in Seller;

(F)	an amount equal to the Effective Time Working Capital, to the extent such amount is a positive amount;

(G)	the amount of Indebtedness for Borrowed Money incurred following the Effective Time and prior to the Closing under the Target Group’s existing credit facility; and

(H)	any other amount otherwise agreed upon by the Parties.

(ii)	decreased by the following amounts:

(A)	the aggregate amount of all proceeds actually received by Seller or any of its Affiliates (other than the Target Group) on or after the Effective Time, and not otherwise deducted from the Base Purchase Price as Leakage, from the sale of Hydrocarbons produced from and attributable to the Oil & Gas Assets that are (x) contained in stock tanks, pipelines and/or plants (including inventory) as of the Effective Time for which an upward adjustment to the Base Purchase Price was made pursuant to Section 2.3(b)(i) or (y) produced from or allocable to the Oil & Gas Assets from or after the Effective Time, in each case, net of (A) amounts payable as Royalties, (B) marketing and transportation fees, and other post-production expenses charged by third parties, and (C) gravity adjustments for which there is no payment in connection with the sale of such Hydrocarbons;

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(B)	the aggregate amount of all Property Costs which are attributable to the Oil & Gas Assets during the period prior to the Effective Time and that (x) have been paid or economically borne by Buyer, or (y) have been paid or economically borne by the Target Group following the Effective Time; provided, for the avoidance of doubt, this (ii)(B) shall not include the amount of any liabilities for bonuses accrued under any Target Employee Benefit Plan;

(C)	the amount, if any, of Imbalances owing by any Target Group Member as of the Effective Time, multiplied by $1.38 per MMBtu or, to the extent that the applicable Contracts provide for cash balancing, the actual cash balance amount determined to be owed by the applicable Target Group Member as of the Effective Time;

(D)	subject to the terms of Section 3.1(d) and Section 3.1(i), the aggregate amount of all finally determined Title Defect Amounts pursuant to Section 3.1(f) or Section 3.1(h) (after application of all finally determined Title Benefit Amounts in accordance with Section 3.1(i)(iii));

(E)	subject to the terms of Section 4.6, the aggregate amount of all finally determined Environmental Defect Amounts;

(F)	the aggregate amount of the Allocated Value for all Retained Assets;

(G)	the aggregate amount of all Leakage, other than Permitted Leakage;

(H)	to the extent not paid off in connection with Closing, the amount of all Indebtedness for Borrowed Money as of immediately prior to the Closing (the “Payoff Amount”);

(I)	the amount of all Transaction Expenses to the extent not paid by Seller prior to the Closing;

(J)	an amount equal to the absolute value of the Effective Time Working Capital, to the extent such amount is a negative amount; and

(K)	any other amount otherwise agreed upon by the Parties.

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(c)            Notwithstanding anything to the contrary herein, (i) for purposes of any Adjustment Amount included in the Closing Statement, all adjustments to the Base Purchase Price shall be made (A) first, to the Stock Consideration, by adding or subtracting, as applicable, a number of shares therefrom, equal to the amount of such adjustment, divided by the Reference Price and (B) only to the extent the Stock Consideration has been reduced to zero, thereafter, to the Cash Consideration, and (ii) for purposes of any Adjustment Amount included in the Post-Closing Statement, any positive or negative adjustment will be paid in cash. Once all adjustments have been made to the Stock Consideration, if the calculated number thereof includes a fractional shares, such number shall be rounded up to the next whole share. The Stock Consideration, as adjusted pursuant to this Section 2.3, the “Adjusted Stock Consideration”.

(d)            Notwithstanding anything to the contrary herein and without limiting any other provisions of this Agreement, if, at any time on or after the date of this Agreement and prior to the Closing, Buyer Parent makes (i) any Buyer Parent Common Stock dividend or distribution, (ii) subdivision or split of any Buyer Parent Common Stock, (iii) combination or reclassification of Buyer Parent Common Stock into a smaller number of shares of Buyer Parent Common Stock or (iv) issuance of any Securities by reclassification of Buyer Parent Common Stock, then the Reference Price and the number of shares of Buyer Parent Common Stock to be issued to Seller pursuant to this Agreement shall be equitably and proportionately adjusted to reflect such change to provide the same economic effect as contemplated by this Agreement prior to such action; provided, that this Section 2.3(d) shall in no event be construed to permit Buyer Parent or its Affiliates to take any action with respect to the Buyer Parent Common Stock that is prohibited by the terms of this Agreement. An adjustment made pursuant to the foregoing shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, split, combination, or reclassification.

(e)            Seller may, at its sole discretion, direct Buyer Parent to issue the Stock Consideration to one or more of Seller’s direct or indirect equityholders or their designated Affiliates as its designee, by providing written notice to Buyer Parent at least three (3) Business Days in advance of the Closing Date, subject to any such designee providing any documentation reasonably requested by Buyer Parent to have the Stock Consideration issued in book-entry or certificated form in the name of such designees at Closing. Each designee may elect to execute and deliver a countersignature to the Registration Rights Agreement at the Closing in order to have the shares of Buyer Parent Common Stock included in the Form S-3 to be filed pursuant to the terms thereof within three (3) Business Days of Closing.

Section 2.4              Deposit; Escrow.

(a)            Within one (1) Business Day after the Execution Date, Buyer shall deliver to the Escrow Agent, by wire transfer of immediately available funds into an interest bearing escrow account (the “Escrow Account”), established pursuant to the Escrow Agreement, a cash deposit equal to five percent (5%) of the Base Purchase Price (together with any interest accrued thereon, the “Deposit”), to assure Buyer’s performance of its obligations hereunder and for certain other purposes set forth herein. Subject to Section 13.2(b), the Deposit shall be held by the Escrow Agent, and in the event there is a Closing, disbursed to Seller. If this Agreement is terminated prior to the Closing in accordance with Article 13, then the distribution of the Deposit shall be governed by the terms of Section 13.2(b) and the Escrow Agreement.

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(b)           The Parties agree that, for federal, state, local and foreign tax purposes, any interest or other earnings on the amounts held in the Escrow Account or the Defect Escrow Account during a calendar year period shall be treated as (i) to the extent earned prior to Closing, as the income of Buyer in accordance with Treasury Regulation Section 1.468B-7(c) and (ii) to the extent earned from and after Closing, as the income of Buyer in accordance with Proposed Treasury Regulation Section 1.468B-8(c). The Parties agree that the amount of any interest imputed on any amounts distributed to Seller from the Defect Escrow Account in accordance with Section 483 or Section 1274 of the Code will at least equal the amount of any interest or other earnings reported as income of Buyer pursuant to Section 2.4(b)(ii) above.

Section 2.5             Closing Statement. At least five (5) Business Days prior to the Closing Date, Seller shall deliver to Buyer a statement setting forth Seller’s good faith estimate of the Purchase Price (the “Closing Purchase Price”), including its calculation of the Adjustment Amount and each component thereof, and the resulting Closing Cash Payment, along with the designation of Seller’s accounts for the wire transfers of funds as set forth in Section 2.10(b)(ii) (the “Closing Statement”). Concurrently with the delivery of the Closing Statement, Seller shall deliver to Buyer reasonable documentation in the possession of Seller or any of its Affiliates to support the items for which adjustments are proposed or made in the Closing Statement delivered by Seller and a brief explanation of any such adjustments and the reasons therefor. Within three (3) Business Days after its receipt of the Closing Statement, Buyer may submit to Seller in writing any objections or proposed changes thereto and Seller shall consider all such objections and proposed changes in good faith. The estimate agreed to by Seller and Buyer, or, absent such agreement, delivered in the Closing Statement by Seller, will be the amount to be paid by Buyer to Seller at the Closing.

Section 2.6             Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place electronically and remotely, on the fifth (5th) day (or if such date is not a Business Day, then the immediately following Business Day) following the Claim Deadline (the “Scheduled Closing Date”), or if all conditions to Closing set forth in Article 12 have not been satisfied, or, if permissible, waived by the Party entitled to the benefit of the same (other than those conditions which by their terms are required to be satisfied at Closing, but subject to the satisfaction or waiver of such conditions) by the Scheduled Closing Date, the third (3rd) Business Day after the conditions set forth in Article 12 have been satisfied, or, if permissible, waived by the Party entitled to the benefit of the same (other than those conditions which by their terms are required to be satisfied at Closing, but subject to the satisfaction or waiver of such conditions) or on such other date as Seller and Buyer mutually agree in writing (the date upon which the Closing actually occurs, the “Closing Date”). The Closing shall be deemed effective for all purposes as of 12:01 a.m. Central Standard Time on the Closing Date.

Section 2.7             Post-Closing Adjustment.

(a)            No sooner than sixty (60) days after the Closing Date, but no later than ninety (90) days after the Closing Date, Buyer shall deliver to Seller a statement (the “Post-Closing Statement”) setting forth in reasonable detail Buyer’s good faith calculation of (i) the Adjustment Amount, including each component thereof, and (ii) the resulting calculation of the Final Purchase Price. Concurrently with the delivery of the Post-Closing Statement, Buyer shall deliver to Seller reasonable documentation in the possession of Buyer or any of its Affiliates to support the items for which adjustments are proposed or made in the Post-Closing Statement delivered by Buyer, and a brief explanation of any such adjustments and the reasons therefor. In the event Buyer does not deliver the Post-Closing Statement in accordance with this Section 2.7, Seller’s pre-Closing estimate of the Final Purchase Price shall control unless Seller elects to deliver a Post-Closing Statement within ten (10) Business Days after such ninetieth (90th) day, then the Parties shall proceed in accordance with Section 2.7(b) except that the rights of Seller and Buyer shall be reversed.

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(b)           Seller shall have forty-five (45) days after Seller’s receipt of the Post-Closing Statement (the “Review Period”) within which to review Buyer’s calculation of the Final Purchase Price. If Seller disputes any component of the proposed Final Purchase Price set forth in the Post-Closing Statement delivered pursuant to Section 2.7(a) (the “PC Statement Purchase Price”), Seller shall notify Buyer in writing of its objection to the PC Statement Purchase Price prior to the expiration of the Review Period, together with a description of the basis for and dollar amount of such disputed components (to the extent possible), together with reasonable documentation in the possession of Seller supporting such disputed components (a “Dispute Notice”). The PC Statement Purchase Price shall become final, conclusive and binding on the Parties, and be considered the Final Purchase Price for all purposes of this Agreement, unless Seller delivers to Buyer a Dispute Notice prior to the expiration of the Review Period. If Seller timely delivers a Dispute Notice, (i) any amounts in the PC Statement Purchase Price not objected to by Seller in the Dispute Notice shall be final, conclusive and binding on the Parties, and (ii) Buyer and Seller shall, within fifteen (15) days following Buyer’s receipt of such Dispute Notice (the “Resolution Period”), use commercially reasonably efforts to attempt to mutually resolve in writing their differences with respect to any remaining items set forth in the Dispute Notice and any such mutual resolution shall be final, conclusive and binding on the Parties.

(c)           If, at the conclusion of the Resolution Period, any items set forth in the Dispute Notice remain in dispute (the “Remaining Disputes”), then each of Buyer and Seller shall submit all such Remaining Disputes to the Houston, Texas office of KPMG (or such other nationally recognized accounting firm the Parties may mutually select), for resolution; provided, that if KPMG has not confirmed that it will arbitrate such disputes and the Parties do not agree on another accounting firm within ten (10) days following the request from the Parties for KPMG to arbitrate such disputes, the Houston, Texas, office of the American Arbitration Association shall select a nationally recognized accounting firm not materially affiliated with Seller or Buyer to arbitrate such disputes. The appointed accounting firm shall be the “Accounting Firm”, and within five (5) Business Days after appointment of the Accounting Firm the Parties shall deliver to the Accounting Firm their written position with respect to such Remaining Disputes. The Accounting Firm, once appointed, shall have no ex parte communications with the Parties concerning the Remaining Disputes. The Accounting Firm shall determine, based solely on the submissions by Seller and Buyer, and not by independent review, only the Remaining Disputes and shall choose either Seller’s position or Buyer’s position with respect to each matter addressed in a Dispute Notice, in each case, in accordance with this Agreement. The Accounting Firm may not award damages, interest or penalties to any Party with respect to any matter. The Parties shall request that the Accounting Firm make a decision with respect to all Remaining Disputes within forty-five (45) days after the submission of the Remaining Disputes to the Accounting Firm, as provided above, and in any event as promptly as practicable. The final determination with respect to all Remaining Disputes shall be set forth in a written statement by the Accounting Firm delivered simultaneously to Seller and Buyer and shall, absent manifest error, be final, conclusive and binding on the Parties and enforceable against the Parties in any court of competent jurisdiction, without right of appeal. Buyer and Seller shall promptly execute any reasonable engagement letter requested by the Accounting Firm and shall each cooperate fully with the Accounting Firm, including, by providing the information, data and work papers used by each Party to prepare and/or calculate the Final Purchase Price, making its personnel and accountants available to explain any such information, data or work papers, so as to enable the Accounting Firm to make such determination as quickly and as accurately as practicable. The fees, costs and expenses of the Accounting Firm pursuant to this Section 2.7(b) shall be borne one half by Seller, on the one hand, and one half by Buyer, on the other hand.

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(d)           From and after the Closing Date until the Final Purchase Price is finally determined pursuant to this Section 2.7, Seller, its Affiliates and their auditors, accountants, counsel and other representatives shall be permitted reasonable access to the Target Group and its auditors, accountants, personnel, books and records and any other documents or information reasonably requested by Seller (including the information, data and work papers used by Buyer and/or the Target Group’s auditors or accountants to prepare and calculate the Final Purchase Price).

(e)          If the Final Purchase Price exceeds the Closing Purchase Price (such excess amount, if any, the “Excess Amount”), within five (5) Business Days after the Final Purchase Price is finally determined pursuant to this Section 2.7, Buyer shall, or shall cause the Company to, pay to Seller, in immediately available funds, an aggregate amount equal to the Excess Amount.

(f)           If the Final Purchase Price is less than the Closing Purchase Price (such shortfall amount, if any, the “Shortfall Amount”), within five (5) Business Days after the Final Purchase Price is finally determined pursuant to this Section 2.7, Seller shall pay to Buyer, in immediately available funds, an aggregate amount equal to the Shortfall Amount.

(g)          Any payments made pursuant to this Section 2.7 shall be deemed an adjustment to the Purchase Price, to the extent permitted by applicable Law.

(h)         To satisfy its obligations pursuant to this Section 2.7, from and after the Closing, and until the final determination of the Final Purchase Price (and payment, if any, thereof), Seller covenants and agrees to maintain at least Forty-Five Million Dollars ($45,000,000.00) of unrestricted cash and Cash Equivalents on its balance sheet to satisfy and pay to Buyer the Shortfall Amount, if any.

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Section 2.8             Tax Treatment; Purchase Price Allocation. The Parties agree that the transactions contemplated by this Agreement will be treated for U.S. federal Income Tax purposes as a sale by Seller to Buyer of all of the assets of the Target Group (other than the assets treated as held by the Tax Partnership) and Seller’s partnership interest in the Tax Partnership. Buyer shall prepare an allocation of (a) the purchase price (as determined for U.S. federal Income Tax purposes) among the assets of the Target Group (other than the assets treated as held by the Tax Partnership) and Seller’s partnership interest in the Tax Partnership and (b) the portion of the purchase price allocated to Seller’s partnership interest in the Tax Partnership among the assets treated as held by the Tax Partnership, in each case, in accordance with Section 1060 of the Code and the Treasury regulations promulgated thereunder and, to the extent permitted by applicable Law, in a manner consistent with the Allocated Values (the “Allocation”) no later than sixty (60) days after the determination of the Final Purchase Price. The Parties acknowledge that the portion of the purchase price paid in Buyer Parent Common Stock shall be based on the fair market value of such stock on the Closing Date. Seller shall notify Buyer in writing within fifteen (15) days of receipt of the Allocation of any comments to the Allocation. If Seller does not deliver any written notice of objection to the Allocation within such fifteen (15)-day period, the Allocation shall be final, conclusive and binding on the Parties. If a written notice of objection is timely delivered to Buyer, Seller and Buyer will negotiate in good faith for a period of twenty (20) days to resolve such dispute (the “Allocation Dispute Resolution Period”). If, during the Allocation Dispute Resolution Period, Seller and Buyer resolve their differences in writing as to any disputed amount, such resolution shall be deemed final and binding with respect to such amount for the purpose of determining that component of the Allocation. In the event that Seller and Buyer do not resolve all of the items disputed in the Allocation prior to the end of the Allocation Dispute Resolution Period, all such unresolved disputed items shall be determined by the Accounting Firm in accordance with the procedures of Section 2.7(c), mutatis mutandis. Such determination shall be final and binding and the Allocation shall be updated to reflect such determination. Any subsequent adjustments to purchase price for U.S. federal Income Tax purposes shall be allocated in a manner consistent with the Allocation as finally determined hereunder and in accordance with Section 1060 of the Code. The Parties shall, and shall cause their Affiliates to, report consistently with the Allocation, as finally determined in accordance with this Section 2.8, in all Tax Returns, including Internal Revenue Service (“IRS”) Form 8594, and no Party shall take any Tax position (including in any Tax Return and in any Tax examination, audit, claim or similar proceeding) that is inconsistent with the Allocation, as finally determined in accordance with this Section 2.8, in each case, unless required to do so by a final determination as defined in Section 1313 of the Code (or any similar provision of applicable state, local or foreign law) or with the other Party’s prior written consent; provided, however, that no Party shall be unreasonably impeded in its ability and discretion to negotiate, compromise or settle any Tax examination, audit, claim or similar proceedings in connection with the Allocation.

Section 2.9             Withholding Taxes. As of the Execution Date, provided that the withholding tax certificate described in Section 2.10(a)(v) of this Agreement is presented to Buyer on or before Closing, the Buyer Parties and Seller are not aware of any applicable withholding Taxes. To the extent that the Buyer Parties become aware of any applicable withholding Taxes in respect of the transactions contemplated by this Agreement, the Buyer Parties shall be entitled to make such deductions or withholdings and pay the amount so deducted or withheld to the appropriate Taxing Authority; provided, that the Buyer Parties shall (a) use commercially reasonable efforts to provide written notice to Seller of such Tax no later than ten (10) Business Days prior to the Closing Date, and (b) consult with Seller in good faith as to the nature of the Tax and the basis upon which such withholding is required; provided, further, that no such Notice shall be required as a result of the failure of Seller to deliver the certificate described in Section 2.10(a)(v). The Buyer Parties and Seller agree to use commercially reasonable efforts to obtain available exemptions from, or reductions of, any Taxes required to be withheld from payments under this Agreement. To the extent any such Taxes are deducted or withheld and paid to the appropriate Taxing Authority, the Buyer Parties shall be treated as having paid the amounts deducted or withheld as otherwise required hereunder.

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Section 2.10          Deliveries at Closing.

(a)           At the Closing, Seller and the Companies, as applicable, shall deliver or cause to be delivered to the Buyer Parties the following:

(i)           a duly executed certificate from an authorized Person of Seller and each Company in the form attached hereto as Exhibit A, dated as of the Closing Date, certifying that the conditions set forth in Section 12.2(a) and Section 12.2(b) have been satisfied;

(ii)            an assignment in lieu of certificate in the form of Exhibit B duly executed by Seller;

(iii)          a joint written instruction duly executed by Seller and delivered to the Escrow Agent, instructing the Escrow Agent to distribute the full amount of the Deposit to Seller;

(iv)           if required pursuant to Section 9.16, counterparts of the Novation Agreement with respect to each Assumed Hedge, duly executed by the Company;

(v)            a certificate duly executed by Seller in the form of Exhibit C, meeting the requirements of Treasury Regulation §1.1445-2(b)(2) and §1.1446(f)-2(b)(2), certifying that Seller is not a “foreign person” or a “disregarded entity” within the meaning of Section 1445 of the Code;

(vi)           the Registration Rights Agreement in the form of Exhibit D (the “Registration Rights Agreement”), duly executed by each designee of Seller to receive Stock Consideration in accordance with Section 2.3(e) and who elects (at its sole discretion) to become a party thereto;

(vii)         an assignment of the Retained Assets (if any) from the applicable entity of the Target Group to Seller (or its designated Affiliate), in the form of Exhibit I, duly executed by Seller (or its designated Affiliate) and the applicable entity of the Target Group;

(viii)         resignations of, and releases from, each of the individuals who serves as an officer or manager of a Target Group Member, in each case, in the form of Exhibit J;

(ix)         all corporate minute books and authorizing resolutions or written consents and related corporate records of the Target Group;

(x)            the Closing Statement, duly executed by Seller;

(xi)          all consents, bank signatory cards or other approvals necessary in order to (i) permit any Persons specified by Buyer in writing to Seller not later than ten Business Days prior to Closing to control, immediately following the Closing, the Bank Accounts, and (ii) remove the authority or approval of all signatories thereto (unless Buyer directs Seller to allow any of such signatories to remain authorized to sign for the Bank Accounts) to control or access, immediately following the Closing and thereafter, the Bank Accounts;

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(xii)         duly executed, acknowledged and recordable releases of all Liens that encumber the Target Interests, except for those Liens permitted pursuant to Section 2.1, and of all other Liens securing Indebtedness for Borrowed Money by Seller, its Affiliates or any Target Group Member that encumber the Oil & Gas Assets, except for Permitted Encumbrances; and

(xiii)       a Termination Agreement with respect to all Affiliate Arrangements (other than those set forth on Schedule 9.12), substantially in the form attached hereto as Exhibit K.

(b)            At the Closing, Buyer or Buyer Parent, as applicable, shall deliver to Seller and the Companies the following:

(i)           a duly executed certificate from an officer of each of Buyer Parent and Buyer in the form attached hereto as Exhibit E, dated as of the Closing Date, certifying that the conditions set forth in Section 12.3(a) and Section 12.3(b) have been satisfied;

(ii)          by wire transfer of immediately available funds to the account designated in writing by Seller to Buyer in the Closing Statement, in consideration for the Target Interests, an amount equal to the Closing Cash Payment, minus the Deposit minus the Payoff Amount;

(iii)          a joint written instruction duly executed by Buyer and delivered to the Escrow Agent, instructing the Escrow Agent to distribute the full amount of the Deposit to Seller;

(iv)          (A) an acknowledgement duly executed by the Transfer Agent stating (1) the Transfer Agent has been instructed by Buyer Parent to create a book-entry account for Seller (or, as applicable, its designees) and credit Seller’s (or, as applicable, Seller’s designees) account with the number of shares of Buyer Parent Common Stock equal to the Adjusted Stock Consideration as set forth in the Closing Statement and (2) Buyer Parent has issued the shares of Buyer Parent Common Stock equal to the Adjusted Stock Consideration as set forth in the Closing Statement to Seller or, as applicable, its designees in the amount set forth in the written notice delivered pursuant to Section 2.3(e) and (B) resolutions by the board of directors of Buyer Parent authorizing and issuing the Stock Consideration;

(v)            evidence reasonably satisfactory to Seller that Buyer Parent shall have (A) filed a supplemental listing application with the NYSE with respect to the issuance of the Stock Consideration and (B) the shares of Buyer Parent Common Stock have been approved and authorized for listing on the NYSE;

(vi)           evidence that Buyer has replaced the Credit Support contemplated by Section 9.11;

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(vii)        if required under Section 9.16, counterparts of the Novation Agreement with respect to each Assumed Hedge, duly executed by Buyer;

(viii)        on behalf of Seller and the Target Group, an aggregate amount equal to the Payoff Amount to the applicable payees set forth in payoff letters delivered by Seller to Buyer prior to the Closing (the “Payoff Letters”), by wire transfer of immediately available funds to the accounts designated by such payees in such Payoff Letters;

(ix)            the Closing Statement, duly executed by Buyer;

(x)             the Registration Rights Agreement, duly executed by Buyer Parent; and

(xi)            a countersignature to the assignment in lieu of certificate in the form of Exhibit B duly executed by Buyer.

Article 3
TITLE MATTERS

Section 3.1            Independent Title Review.

(a)          Buyer Independent Examination. Subject to the other provisions of this Section 3.1, Buyer shall have the right during the period (the “Examination Period”) from the Execution Date until 5:00 p.m. Central Standard Time on July 6, 2021 (such time, the “Claim Deadline”) to conduct, or cause its representatives to conduct, land and title work on the Oil & Gas Assets, independently on its own behalf and account (“Independent Title Review”), and shall, by delivery of a Notice to Seller that complies with Section 3.1(d) on or before the Claim Deadline (a “Title Defect Notice”), assert the existence of alleged Title Defects with respect to the Oil & Gas Interests. Except with respect to Section 7.36, no claims for Title Defects may be submitted after the Claim Deadline, and any matters that may otherwise constitute Title Defects, but for which Buyer has not delivered a Title Defect Notice to Seller prior to the Claim Deadline, shall be deemed to have been waived by Buyer for all purposes. Promptly after execution of this Agreement, and subject to the limitations expressly set forth in this Agreement, including those set forth in Section 9.1(d), Section 9.1(e), Section 9.1(f) and Section 14.11, Seller shall deliver to Buyer, or provide Buyer with reasonable online access to, electronic copies of records regarding title to the Assets that are (x) in the possession of Seller or a Target Group Member, (y) currently maintained in electronic format by Seller or such Target Group Member and (z) customarily provided during an examination period to perform title due diligence or otherwise reasonably requested by Buyer to substantiate Seller’s Net Acres, Net Revenue Interest and Working Interest in the Assets, which such records may include abstracts and title opinions, land agreements and files, division order paydecks and any other underlying materials (collectively, the “Title Records”); provided, that with respect to any such records for which an electronic copy thereof is not available to Seller or the Target Group, Seller shall provide Buyer and its Representatives with access to the physical copies of records as promptly as practicable. Subject to the limitations expressly set forth in this Agreement, including those set forth in Section 9.1(d), Section 9.1(e), Section 9.1(f) and Section 14.11, during the Examination Period, Seller shall give, upon twenty four (24) hours’ advance notice, Buyer and its representatives (accompanied by Seller or its representatives, at Seller’s sole discretion) reasonable access during normal business hours to the Target Group’s facilities, properties, Title Records and other books and records in connection with Buyer’s Independent Title Review. Buyer shall use commercially reasonable efforts to provide prompt Notice to Seller of any Title Defect it identifies as part of its Independent Title Review; provided, that Buyer’s right to assert a Title Defect shall not be prejudiced by any failure to provide such prompt Notice. To give Seller an opportunity to commence reviewing and curing alleged Title Defects asserted by Buyer, Buyer shall use commercially reasonable efforts to give Seller, on or before the end of each calendar week during the Examination Period prior to the Claim Deadline, written notice of all alleged Title Defects discovered by Buyer during such calendar week, which notice may be preliminary in nature and supplemented prior to the Claim Deadline (and which notices shall not constitute Title Defect Notices for purposes of this Agreement unless they comply with the terms of Section 3.1(d)); provided, that Buyer’s right to assert a Title Defect shall not be prejudiced by any failure to provide such notice. The fees, costs, and expenses incurred by Buyer in conducting its Independent Title Review or any other due diligence investigation shall be borne solely by Buyer.

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(b)           During the Examination Period, Buyer shall maintain at its sole expense and with insurers reasonably satisfactory to Seller, policies of insurance of the types and in the amounts sufficient to cover the obligations and liabilities of Buyer under Section 9.1(e). Coverage under all insurance required to be carried by Buyer hereunder will (i) be primary insurance, (ii) list each of Seller and the Target Group as additional insureds, (iii) waive subrogation against each of Seller and the Target Group and (iv) provide for five (5) days prior notice to Seller in the event of cancellation or modification of the policy or reduction in coverage. Upon request by Seller, Buyer shall provide evidence of such insurance to Seller prior to gaining such access.

(c)         Allocated Value. The “Allocated Value” means (i) for each Well listed on Annex A-2, the dollar value set forth on Annex A-2 for such Well, (ii) for each Unit Well Location listed on Annex A-6, the dollar value set forth on Annex A-6 for such Unit Well Location, (iii) for each Development Property listed on Annex A-1 or Annex A-3, the dollar value set forth on Annex A-1 or Annex A-3 for such Development Property, as applicable, and (iv) for each Gathering System, the dollar value set forth on Annex A-4 for such Gathering System. Seller and the Companies have accepted such Allocated Values solely for purposes of determining any Title Defect Amounts, Title Benefit Amounts and for the purposes described in Section 4.3(b)(iii), but otherwise make no representation or warranty as to the accuracy of such values.

(d)         Title Defect Notice. In order to be valid for purposes of this Agreement, each Title Defect Notice asserting a claim for a Title Defect must be in writing and must include:

(i)             a description in reasonable detail of the alleged Title Defect;

(ii)         the Well, Unit Well Location or Development Property (and associated Oil & Gas Interests) affected (the “Title Defect Property”);

(iii)          the Allocated Value of the Well, Unit Well Location or Development Property subject to the alleged Title Defect;

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(iv)          if the alleged Title Defect involves a shortfall in the Net Revenue Interest with respect to a Well, Unit Well Location or Development Property, the alleged actual Net Revenue Interest for such Well, Unit Well Location or Development Property;

(v)           if the alleged Title Defect involves an excess of Working Interest share with respect to a Well or Unit Well Location, the alleged actual Working Interest share for such Well or Unit Well Location;

(vi)          if the alleged Title Defect involves a shortfall in Net Acres for a Development Property, the alleged actual Net Acres in such Development Property; provided that, if the alleged Net Acre shortfall pertains to a Development Property that is located partially within and partially outside of the boundaries of one or more Units for a Well or Unit Well Location, then the Title Defect Notice shall also specify Buyer’s allocation of the Target Group’s represented Net Acres (as shown on Annex A-1 or Annex A-3, as applicable) among the Unit(s) and outside of such Unit(s);

(vii)          if the alleged Title Defect is a Lien, Buyer’s best estimate of the cost to remove such Lien;

(viii)        supporting documents, to the extent available, reasonably necessary for Seller (as well as any experienced title attorney or examiner hired by Seller) to review the existence of the alleged Title Defect; and

(ix)          Buyer’s good faith estimate of the Title Defect Amount and the computations and information upon which Buyer’s Title Defect assertion is based.

(e)          Cure of and Remedies for Title Defects. Seller shall have the right, but not the obligation, in its sole discretion, to attempt to cure (or to cause the Target Group to attempt cure), at Seller’s sole cost, any asserted Title Defect during the period until the date that is ninety (90) days following the Closing Date (the “Cure Deadline”) by giving written notice to Buyer of its election to cure prior to the Closing Date. If Seller elects to cure and actually cures the Title Defect prior to the Closing, then no Purchase Price adjustment will be made for such Title Defect and Buyer will be deemed to have waived such Title Defect for all purposes. Subject to Seller’s continuing right to cure or dispute the existence of a Title Defect or the Title Defect Amount asserted with respect thereto, in the event that any Title Defect validly asserted by Buyer is not waived in writing by Buyer or cured prior to Closing, then, subject to the Title Threshold Amount and the Title Deductible Amount, Seller shall, at its sole discretion, elect to:

(i)            convey the affected Title Defect Property to Buyer (indirectly by virtue of conveying the Target Interests) at Closing and reduce the Purchase Price payable to Seller at Closing by the Title Defect Amount set forth in the Title Defect Notice for such Title Defect, taking into account the Title Deductible Amount, which Title Defect Amount will be deposited into an escrow sub-account established pursuant to the Escrow Agreement (the “Defect Escrow Account”) at Closing; provided, however, that (A) if Seller fails to cure such Title Defect on or before the expiration of the Cure Deadline, Seller and Buyer shall execute and deliver a joint written instruction to the Escrow Agent to release the escrowed Title Defect Amount attributable to such Title Defect to Buyer or (B) if Seller cures such Title Defect on or before the expiration of the Cure Deadline, Seller and Buyer shall execute and deliver a joint written instruction to the Escrow Agent to release the escrowed Title Defect Amount attributable to such Title Defect to Seller;

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(ii)           if Seller does not elect to cure such asserted Title Defect, reduce the Purchase Price pursuant to Section 2.3(b)(ii)(D) by an amount equal to the Title Defect Amount attributable to such Title Defect;

(iii)          if Buyer consents in writing, indemnify Buyer and (after Closing) the Target Group against all Losses resulting from such Title Defect pursuant to a customary indemnity agreement in a form mutually agreeable to the Parties; or

(iv)          if Buyer’s asserted Title Defect Amount attributable to a Title Defect equals or exceeds one hundred percent (100%) of the Allocated Value of the applicable Title Defect Property, convey to Seller’s designated Affiliate at Closing either (A) the Title Defect Property or (B) if the Title Defect Property is a Well, the drilling and spacing unit in which the Title Defect Property is located along with all other Oil & Gas Assets located within such drilling and spacing unit, and, in such case, reduce the Purchase Price by the Allocated Values of such excluded Oil & Gas Assets (which such excluded Oil & Gas Assets will become Retained Assets).

(f)         Title Defect Amount. If Seller elects not to cure any such Title Defect or is unable to cure any such Title Defect prior to the Cure Deadline as provided above, then the amount of each such Title Defect (the “Title Defect Amount”) shall be determined as follows:

(i)            if Buyer and Seller agree in writing on the Title Defect Amount, then that amount shall be the Title Defect Amount;

(ii)           if the Title Defect is a Lien that is undisputed and liquidated in amount, then the Title Defect Amount shall be the amount necessary to remove such Lien;

(iii)        if the Title Defect represents a negative discrepancy between (A) the actual Net Acres for the Target Zone for a Development Property and (B) the Net Acres for the Target Zone for such Development Property as set forth on Annex A-1 or Annex A-3, as applicable, then the Title Defect Amount shall be the product of (x) the Allocated Value of such Development Property multiplied by (y) a fraction (1) the numerator of which is the absolute value of the amount of such discrepancy and (2) the denominator of which is the Net Acres for the Target Zone for such Development Property as set forth in on Annex A-1 or Annex A-3, as applicable; provided that, (I) if a Title Defect results in a discrepancy as to some, but not all of the Target Zone for a Development Property, the Title Defect Amount for such Title Defect shall be determined by taking into account the partiality of such Title Defect and (II) if the Net Acre discrepancy pertains to a Development Property that is located partially within and partially outside of the boundaries of one or more Units for a Well or Unit Well Location, the fraction described in clause (y) above will be calculated based solely upon the Net Acre discrepancy for the portion of the Development Property located outside of the boundary of such Unit(s); and provided further that, if a Title Defect does not affect the applicable Development Property throughout its entire life, such Title Defect Amount determined pursuant to this Section 3.1(f)(iii) shall be reduced to take into account the applicable time period only;

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(iv)         if the Title Defect represents a negative discrepancy between (A) the actual Net Revenue Interest for a Well (as to the currently producing formation) or a Unit Well Location (as to the Target Zone), and (B) the Net Revenue Interest set forth on Annex A-2 for such Well or on Annex A-6 for Unit Well Location, as applicable, (the “Scheduled NRI”), then the Title Defect Amount shall be the product of (x) the Allocated Value of such Well or Unit Well Location, as applicable, multiplied by (y) a fraction (1) the numerator of which is the absolute value of the amount of such discrepancy and (2) the denominator of which is the Scheduled NRI for such Well or Unit Well Location, as applicable; provided that if the Title Defect does not affect the applicable Well or Unit Well Location, as applicable, throughout its entire productive life, the Title Defect Amount determined pursuant to this Section 3.1(f)(iv) shall be reduced to take into account the applicable time period only;

(v)          if the Title Defect represents an obligation, encumbrance upon or other defect in title of a type not described above, the Title Defect Amount shall be determined by taking into account the Allocated Value of the affected Well, Unit Well Location or Development Property, as applicable, the portion of the Well, Unit Well Location or Development Property, as applicable, (or any associated Oil & Gas Interests, including the depths) affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the affected Well, Unit Well Location or Development Property, as applicable, and such other reasonable factors as are necessary to make a proper evaluation;

(vi)        notwithstanding anything to the contrary in this Article 3, the sum of all Title Defect Amounts with respect to any particular Well, Unit Well Location or Development Property shall not exceed the Allocated Value of such Well, Unit Well Location or Development Property; and

(vii)        the Title Defect Amount with respect to a Title Defect shall be determined without duplication of any costs or Losses included in another Title Defect Amount hereunder, or for which Buyer otherwise receives credit in the calculation of the Purchase Price; provided, however, that if a Title Defect affecting any Development Property for which an Allocated Value is set forth on Annex A-1 or Annex A-3, as applicable, also affects any Well or Unit Well Location for which an Allocated Value is set forth on Annex A-2 or Annex A-6, as applicable, (A) any Title Defect adjustment be determined separately with respect to the each individual Title Defect Property affected by the Title Defect and (B) any Title Defect adjustment with respect to a Development Property shall be limited only to the portion of the Leases or Fee Minerals that are located outside of the boundaries of the Unit of a Well or a Unit Well Location, and correspondingly, the Title Defect adjustment for any Lease or Fee Mineral will not include any portion of the Lease or Fee Mineral located within the boundaries of or contributing to the Unit of a Well or a Unit Well Location.

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(g)          Title Benefits. If Buyer discovers any Title Benefit on or before the expiration of the Claim Deadline, Buyer shall, as soon as practicable but in any case prior to 5:00 p.m. Central Time on the Claim Deadline, deliver a Notice to Seller, which shall include (i) a description of the Title Benefit, (ii) the affected Development Property, Well or Unit Well Location (and associated Oil & Gas Interests) (the “Title Benefit Property”), (iii) the Allocated Value of such Title Benefit Property, (iv) the amount by which Buyer reasonably believes the Allocated Value of each such Title Benefit Property is increased by such Title Benefit, and the computations and information upon which Buyer’s Title Benefit discovery is based and (v) supporting documents reasonably necessary for Seller (as well as any experienced title attorney or examiner hired by Seller) to review the existence of the alleged Title Benefit. Seller shall have the right, but not the obligation, to deliver to Buyer a similar Notice on or before the expiration of the Examination Period with respect to each Title Benefit discovered by Seller. With respect to each Title Benefit Property reported hereunder (or which Buyer should have reported hereunder), an amount (the “Title Benefit Amount”) equal to the increase in the Allocated Value for such Title Benefit Property caused by such Title Benefit will be determined and agreed to by the Parties as soon as practicable and in a manner similar to that used to determine Title Defect Amounts pursuant to Section 3.1(f).

(h)	Dispute.

(i)            Seller and Buyer shall attempt to agree on (x) the existence and Title Defect Amount for all Title Defects prior to Closing (or, with respect to Seller’s post-Closing curative work, on or before the Cure Deadline) and (y) the existence and Title Benefit Amounts for all Title Benefits on or before the Closing. Any dispute with respect to the matters described in the preceding sentence that cannot be resolved by mutual agreement of Seller and Buyer in the time periods provided shall be exclusively and finally resolved by arbitration under this Section 3.1(h). If Buyer and Seller cannot agree upon the existence of a Title Defect (or cure thereof) or any Title Defect Amount on or before the Closing Date, subject to Parties’ agreement to elect the remedy set forth in Section 3.1(e)(iii) or Section 3.1(e)(iv), Seller shall convey the affected Title Defect Property (and any associated Oil & Gas Interest) to Buyer (indirectly by virtue of conveying the Target Interests) at Closing and reduce the Purchase Price payable to Seller at Closing by the Title Defect Amount set forth in the Title Defect Notice for such Title Defect, taking into account the Title Deductible Amount, which Title Defect Amount will be deposited into the Defect Escrow Account at Closing pending final resolution of such dispute in accordance with this Section 3.1(h). Without limiting Seller’s continuing right to assert Title Benefits until the Closing, if Seller and Buyer cannot agree on the existence of any Title Benefits or the applicable Title Benefit Amount for Title Benefits asserted on or before the Closing Date, the adjustments to the Closing Purchase Price with respect to Title Defects shall be offset by an amount equal to the Title Benefit Amount applicable for such Title Benefit Property as determined in good faith by Seller.

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(ii)            In the event that any dispute required to be resolved under this Section 3.1(h), the disagreement shall be resolved by a title attorney with at least ten (10) years’ experience in oil and gas title matters in Pennsylvania, who shall serve as the arbiter of any such disagreements (the “Title Arbitrator”). The Title Arbitrator shall be selected by mutual agreement of Buyer and Seller, or absent such agreement, within three (3) Business Days of becoming aware that such agreement cannot be made as to the selection of the Title Arbitrator, by the office of the American Arbitration Association in Pittsburgh, Pennsylvania. The Title Arbitrator shall not have worked as an employee, contractor or outside counsel for any of the Parties or their Affiliates during the ten (10) year period preceding the arbitration or have any financial interest in the dispute or any other interest, position or relationship that would or might conflict with the proper performance of his or her duties as Title Arbitrator. The arbitration proceeding shall be held in Pittsburgh, Pennsylvania, and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Section 3.1(h). The Title Arbitrator’s determination shall be made on or before the thirtieth (30th) day after submission of appointment of the Title Arbitrator, and, absent manifest error, shall be final and binding upon the Parties and enforceable against the Parties in any court of competent jurisdiction, without right of appeal. In making its determination, the Title Arbitrator shall be bound by the terms set forth in this Section 3.1(h) and may consider such other matters as in the opinion of the Title Arbitrator are necessary or helpful to make a proper determination. Additionally, (A) the Title Arbitrator may consult with and engage disinterested Third Parties to advise the arbitrator, including landmen, other title attorneys, and petroleum engineers, and (B) the Title Arbitrator shall choose either Seller’s position or Buyer’s position with respect to each matter addressed in a Title Defect Notice. The Title Arbitrator shall act as an expert for the limited purpose of determining the existence of a Title Defect (or cure thereof) or Title Benefit and the specific disputed Title Defect Amounts and Title Benefit Amounts submitted by any Party and may not award damages, interest, or penalties to either Party with respect to any other matter. Each of the Parties shall bear its own legal fees and other costs of presenting its case. The costs and expenses of the Title Arbitrator shall be borne one half by Seller, on the one hand, and one half by Buyer, on the other hand. Within two (2) Business Days following the final decision of the Title Arbitrator, Seller and Buyer shall execute and deliver a joint written instruction to the Escrow Agent to release the Title Defect Amount (or portion thereof) from the Defect Escrow Account so determined to be owed to either Party with respect to the applicable dispute, in accordance with such decision.

(i)            Limitations on Title Defects. Notwithstanding anything in this Agreement to the contrary:

(i)            Buyer shall not have any right to assert, or recover for hereunder (and no adjustment to the Purchase Price shall be made pursuant to Section 2.3(b)(ii)(D) for), any individual Title Defect with a Title Defect Amount less than $160,000 (the “Title Threshold Amount”);

(ii)           there shall be no adjustment to the Purchase Price pursuant to Section 2.3(b)(ii)(D) for any Title Defects unless and until the sum of each individual Title Defect Amount (calculated separately for each Title Defect Property affected by such Title Defect) in excess of the Title Threshold Amount, exceeds the Title Deductible Amount, after which time Buyer shall be entitled to adjustments to the Purchase Price pursuant to Section 2.3(b)(ii)(D) only for amounts in excess of the Title Deductible Amount; and

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(iii)          the aggregate Title Benefit Amounts shall only be applied as an offset to the aggregate, finally determined Title Defect Amounts that individually exceed the Title Threshold Amount and shall in no event increase the Purchase Price.

Section 3.2        Exclusive Rights and Obligations. THIS Article 3, Article 5, Article 7 and Section 9.1(a) and Section 9.1(b) SET FORTH THE SOLE AND EXCLUSIVE RIGHTS AND OBLIGATIONS OF THE PARTIES WITH RESPECT TO TITLE MATTERS RELATING TO ANY ASSET OR PROPERTY OF THE TARGET GROUP, INCLUDING THE OIL & GAS ASSETS. THE ONLY REPRESENTATIONS AND COVENANTS BEING MADE BY SELLER WITH RESPECT TO THE TARGET GROUP’S TITLE TO THE OIL & GAS ASSETS ARE SET FORTH IN THIS Article 3 AND Article 7 and REPRESENT THE BUYER PARTIES’ SOLE AND EXCLUSIVE REMEDIES WITH RESPECT TO TITLE TO THE OIL & GAS ASSETS. ANY AND ALL OTHER REPRESENTATIONS, WARRANTIES, OR COVENANTS OF TITLE BY THE TARGET GROUP OR SELLER, OF ANY KIND OR NATURE, EITHER EXPRESS, IMPLIED, OR STATUTORY, WITH RESPECT TO THE OIL & GAS ASSETS ARE HEREBY WAIVED AND DISCLAIMED IN THEIR ENTIRETY.

Article 4
ENVIRONMENTAL MATTERS

Section 4.1           Examination Period. Subject to the other provisions of this Article 4, Buyer shall have the right during the Examination Period to conduct, or cause its representatives to conduct, environmental due diligence on the Oil & Gas Assets on its own behalf and account (“Independent Environmental Review”). The fees, costs, and expenses incurred by Buyer in conducting its Independent Environmental Review or any other due diligence investigation shall be borne solely by Buyer.

Section 4.2           Access to Oil & Gas Assets and Records. Subject to the limitations expressly set forth in this Agreement, including those set forth in Section 9.1(d), Section 9.1(e) Section 9.1(f), and Section 14.11, Seller shall provide Buyer and its representatives access to the Oil & Gas Assets to conduct an environmental review and access to and the right to copy, at Buyer’s sole expense, the records and other material environmental reports in the possession of Seller or the Target Group for the purpose of conducting a confirmatory review of the Oil & Gas Assets, but only to the extent (a) that Seller or the Target Group, as applicable, may do so without violating applicable Laws, and (b) Seller or the Target Group, as applicable, has authority to grant such access without breaching any obligations to any Third Party or obligation of confidentiality binding on Seller, any Target Group Member or the Oil & Gas Assets, as applicable. Seller shall use commercially reasonable efforts to obtain permission for Buyer to gain access to Oil & Gas Assets operated by Third Parties and the records and files of such Third Parties to inspect the condition of such properties, the Oil & Gas Assets, records and files. Such access by Buyer shall be limited to the normal business hours of the Target Group or any Third Party operator of an Oil & Gas Asset, as applicable, and Buyer’s investigation shall be conducted in a manner that minimizes interference with the operation of the business of the Target Group and any applicable Third Party operator. Except as required by Law, Buyer and Buyer’s representatives shall keep and maintain confidential (and not disclose to any other Person, in whole or in part, other than any brokers or insurance providers under the R&W Insurance Policy) any results of (or reports or other documents arising from) Buyer’s Independent Environmental Review and shall use such results, reports or other documents arising therefrom solely for purposes of Buyer’s diligence. Notwithstanding anything herein to the contrary, Buyer shall only be entitled to conduct a visual site inspection and Phase I Environmental Site Assessment (a “Phase I Environmental Site Assessment” as defined in applicable ASTM standards) of the Oil & Gas Assets. For avoidance of doubt, Buyer shall not be permitted to conduct testing or sampling with respect to any Oil & Gas Asset, including invasive or intrusive surface or subsurface sampling or testing (commonly known as a Phase II) of the Oil & Gas Assets; provided, that, solely with respect to the Oil & Gas Assets operated by the Target Group, if (i) any Phase I Environmental Site Assessment conducted by an environmental consultant reasonably acceptable to Seller (provided that Penn Environmental & Remediation, Inc. shall be considered pre-approved by Seller) recommends, or reflects a reasonable basis for Buyer to conduct, a Phase II Environmental Site Assessment (as defined in applicable ASTM standards) be conducted to evaluate any Recognized Environmental Conditions (as defined in applicable ASTM standards) and (ii) Seller rejects Buyer’s request to conduct such Phase II Environmental Site Assessment, then Buyer shall have the right, exercisable by written notice to Seller on or before the Claim Deadline, to exclude from the transactions contemplated by this Agreement the affected Oil & Gas Assets, and any such excluded Oil & Gas Assets shall be deemed Retained Assets hereunder and the Purchase Price shall be adjusted downward by the aggregate of the Allocated Value thereof pursuant to Section 2.3(b)(ii)(F).

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Section 4.3            Notice of Environmental Defects.

(a)         Subject to the other provisions of this Article 4, Buyer shall have the right, but not the obligation, in its sole discretion, by delivery of a Notice to Seller that complies with Section 4.3(b), on or before the Claim Deadline (an “Environmental Defect Notice”), to assert the existence of Environmental Defects with respect to the Oil & Gas Assets.

(b)        In order to be valid for purposes of this Agreement, each Environmental Defect Notice asserting a claim for an Environmental Defect with respect to any Oil & Gas Assets must be in writing and must include:

(i)           a reasonably detailed description of the alleged Environmental Defect and the basis for such assertion under the terms of this Agreement;

(ii)           the Oil & Gas Asset(s) affected by the alleged Environmental Defect (the “Environmental Defect Property”);

(iii)          the Allocated Value of each Environmental Defect Property;

(iv)        Buyer’s good faith estimate of the Environmental Defect Amount and a description of the method used to calculate the amount; and

(v)        all documents and information available to Buyer proving the existence of the Environmental Defect and reasonably necessary for Seller (as well as any attorney, consultant or examiner hired by Seller) to review the existence of the alleged Environmental Defect and calculate the Environmental Defect Amount.

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(c)          No claims for Environmental Defects may be submitted pursuant to this Article 4 after the Claim Deadline, and any matters that may otherwise constitute Environmental Defects, but for which Buyer has not delivered an Environmental Defect Notice to Seller prior to the Claim Deadline, shall be deemed to have been waived by Buyer for all purposes. To give Seller an opportunity to commence reviewing and curing alleged Environmental Defects asserted by Buyer, Buyer shall use commercially reasonable efforts to give Seller, on or before the end of each calendar week during the Examination Period prior to the Claim Deadline, written notice of all alleged Environmental Defects discovered by Buyer during such calendar week, which notice may be preliminary in nature and supplemented prior to the Claim Deadline (and which notices shall not constitute Environmental Defect Notices for purposes of this Agreement unless they comply with the terms of Section 4.3(b)); provided, that Buyer’s right to assert an Environmental Defect shall not be prejudiced by any failure to provide such preliminary notice.

Section 4.4           Cure of and Remedies for Environmental Defects.

(a)        Seller shall have the right, but not the obligation, to attempt, at Seller’s sole cost, to cure any Environmental Defect asserted by Buyer in accordance with the Lowest Cost Response at any time prior to the Closing. If Seller elects to cure and actually cures an Environmental Defect in accordance with the Lowest Cost Response prior to the Closing, then no Purchase Price adjustment will be made for such Environmental Defect, and Buyer will be deemed to have waived such Environmental Defect for all purposes.

(b)          Subject to Seller’s continuing right to dispute the existence of an Environmental Defect or the Environmental Defect Amount asserted with respect thereto, in each case pursuant to Section 4.5, in the event that any Environmental Defect is not waived in writing by Buyer or cured prior to Closing, then, subject to the Environmental Threshold Amount and the Environmental Deductible Amount, then:

(i)          unless Seller actually fully cures the applicable Environmental Defect, the Purchase Price shall be reduced pursuant to Section 2.3(b)(ii)(E) by an amount equal to the estimate of the Environmental Defect Amount or such other amount as may be agreed upon in writing by Seller and Buyer to be the reasonable estimate of the cost of curing such Environmental Defect; or

(ii)          at the sole election of Buyer, if the Environmental Defect Amount (as agreed by the Parties or determined pursuant to Section 4.5) attributable to an Environmental Defect equals or exceeds the greater of (A) one hundred percent (100%) of the Allocated Value of the Oil & Gas Asset affected by such Environmental Defect and (B) five million dollars ($5,000,000), such Oil & Gas Asset shall be conveyed to Seller or Seller’s designated Affiliate at Closing, and the Purchase Price shall be reduced by the Allocated Values of the excluded Oil & Gas Asset affected by such Environmental Defect, along with all other necessary Oil & Gas Assets (which such excluded Oil & Gas Asset and other necessary Oil & Gas Assets will become Retained Assets).

(c)          Notwithstanding anything to the contrary herein, with respect to any disputed Environmental Defects as of the Closing Date, the Purchase Price payable to Seller at Closing shall be reduced by the Environmental Defect Amount set forth in the Environmental Defect Notice for such Environmental Defect, taking into account the Environmental Deductible Amount, which Environmental Defect Amount will be deposited into the Defect Escrow Account at Closing until such defect is finally resolved in accordance with Section 4.5. Subject to the foregoing, from and after the Closing, Buyer and the Target Group shall be deemed to have assumed full responsibility for all costs and expenses attributable to such operations as may be necessary to cure, remediate, address, remove or remedy any Environmental Defect (net to the Oil & Gas Assets) and all Losses (net to the Oil & Gas Assets) with respect thereto.

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Section 4.5              Dispute.

(a)            Seller and Buyer shall attempt to agree on the existence and Environmental Defect Amount for all Environmental Defects prior to Closing. If, with respect to any of the Oil & Gas Assets, Buyer and Seller cannot agree upon the existence of an Environmental Defect (or cure thereof) or any Environmental Defect Amount on or before the Closing Date, subject to Buyer’s right to elect the remedy set forth in Section 4.4(b)(ii), (i) Seller shall convey the affected Oil & Gas Asset to Buyer (indirectly by virtue of conveying the Target Interests) at Closing and reduce the Purchase Price payable to Seller at Closing by the Environmental Defect Amount set forth in the Environmental Defect Notice for Environmental Defect, taking into account the Environmental Deductible Amount, which Environmental Defect Amount will be deposited into the Defect Escrow Account at Closing and (ii) such dispute shall be exclusively and finally resolved by arbitration under this Section 4.5.

(b)            Any such dispute shall be resolved by a nationally-recognized environmental consultant with at least ten (10) years’ experience in oil and gas environmental matters, who shall serve as the arbiter of any such disagreements (the “Environmental Arbitrator”). The Environmental Arbitrator shall be selected by mutual agreement of Buyer and Seller, or absent such agreement, within three (3) Business Days of becoming aware that such agreement cannot be made as to the selection of the Environmental Arbitrator, by the office of the American Arbitration Association in Pittsburgh, Pennsylvania. The Environmental Arbitrator shall not have worked as an employee, contractor or outside counsel for any of Parties or their Affiliates during the ten (10) year period preceding the arbitration or have any financial interest in the dispute or any other interest, position or relationship that would or might conflict with the proper performance of his or her duties as Environmental Arbitrator. The arbitration proceeding shall be held in Pittsburgh, Pennsylvania, and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Section 4.5. The Environmental Arbitrator’s determination shall be made on or before the thirtieth (30th) day after submission of appointment of the Environmental Arbitrator, and, absent manifest error, shall be final and binding upon the Parties and enforceable against the Parties in any court of competent jurisdiction, without right of appeal. In making his determination, the Environmental Arbitrator shall be bound by the terms set forth in this Section 4.5 and may consider such other matters as in the opinion of the Environmental Arbitrator are necessary or helpful to make a proper determination. Additionally, (a) the Environmental Arbitrator may consult with and engage disinterested Third Parties to advise the arbitrator, including other environmental consultants and petroleum engineers, and (b) the Environmental Arbitrator shall choose either Seller’s position or Buyer’s position with respect to each matter addressed in an Environmental Defect Notice. The Environmental Arbitrator shall act as an expert for the limited purpose of determining the existence of an Environmental Defect and the specific disputed Environmental Defect Amounts submitted by any Party and may not award damages, interest or penalties to any Party with respect to any other matter. Any decision rendered by the Environmental Arbitrator pursuant hereto shall be final, conclusive and binding on the Parties and will be enforceable against any of the Parties in any court of competent jurisdiction. Each of the Parties shall bear its own legal fees and other costs of presenting its case. Within two (2) Business Days following the decision of the Environmental Arbitrator, Seller and Buyer shall execute and deliver a joint written instruction to the Escrow Agent to release the Environmental Defect Amount (or portion thereof) from the Defect Escrow Account so determined to be owed to either Party with respect to the applicable dispute, in accordance with such decision. The costs and expenses of the Environmental Arbitrator shall be borne one half by Seller, on the one hand, and one half by Buyer, on the other hand. Notwithstanding anything to the contrary herein, any Oil & Gas Asset subject to dispute pursuant to this Section 4.5 shall be conveyed to Buyer at Closing without adjustment to the Purchase Price and Buyer’s sole remedy with respect to any such dispute shall be compensation from the Escrow Account consistent with the Environmental Arbitrator’s decision.

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Section 4.6              Limitations on Environmental Defects. Notwithstanding anything in this Agreement to the contrary:

(a)            Buyer shall not have any right to assert, or recover for hereunder (and no adjustment to the Purchase Price shall be made pursuant to Section 2.3(b)(ii) for), any individual Environmental Defect with an Environmental Defect Amount less than $150,000 (the “Environmental Threshold Amount”);

(b)            Buyer shall not have any right to assert, or recover for hereunder (and no adjustment to the Purchase Price shall be made for) any alleged Environmental Defect that is disclosed on the Schedules to this Agreement;

(c)               the Parties agree that for purposes of calculating the Environmental Threshold Amount pursuant to Section 4.6(a), each Environmental Defect shall be treated as an individual event or occurrence; and

(d)            there shall be no adjustment to the Purchase Price pursuant to Section 2.3(b)(ii) for any Environmental Defects unless and until the sum of each Environmental Defect Amount in excess of the Environmental Threshold Amount exceeds the Environmental Deductible Amount, after which time Buyer shall be entitled to adjustments to the Purchase Price pursuant to Section 2.3(b)(ii) only for amounts in excess of the Environmental Deductible Amount.

Section 4.7     Exclusive Rights and Obligations. The rights and remedies granted to Buyer in this Article 4, Section 9.1(a) and Section 9.1(b), and SOLELY PURSUANT TO THE R&W INSURANCE POLICY, Article 7, are the exclusive rights and remedies against Seller and THE TARGET GROUP AND UNDER THE R&W INSURANCE POLICY related to any Environmental Defect, or Losses related thereto, RELATING TO ANY ASSET OR PROPERTY OF THE TARGET GROUP, INCLUDING THE OIL & GAS ASSETS. each Buyer party expressly waives, and releases SELLER AND ITS AFFILIATES, AND ALL OF their RESPECTIVE DIRECT AND INDIRECT EQUITYHOLDERS, PARTNERS, MEMBERS, DIRECTORS, OFFICERS, MANAGERS, EMPLOYEES, AGENTS AND REPRESENTATIVES from, any and all other rights and remedies it may have under Environmental Laws against Seller regarding Environmental DEFECTS, whether for contribution, indemnity or otherwise. The foregoing is a specifically bargained for allocation of risk among the Parties, which the Parties agree and acknowledge satisfies the express negligence rule and conspicuousness requirement under Texas law.

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Article 5
CASUALTY & CONDEMNATION

Section 5.1             Casualty and Condemnation. Subject to the other terms of this Article 5 and Section 13.1(g), if at any time after the Execution Date and prior to the Closing, any Oil & Gas Asset is (x) damaged or destroyed by casualty loss (not including normal wear and tear, downhole mechanical failure or reservoir changes) or (y) expropriated or taken into condemnation or under right of eminent domain (clauses (x) and (y) each, a “Casualty Loss”), (a) the Parties shall nevertheless be required to consummate the Closing and (b) at Closing, Seller, if applicable, shall contribute to the Target Group all sums paid to Seller or its Affiliates (other than the Target Group) by Third Parties by reason of any Casualty Losses insofar as with respect to the Oil & Gas Assets and shall assign, transfer and set over to the Target Group or subrogate the Target Group to all of Seller’s (and its Affiliates’, but excluding the Target Group’s) right, title and interest (if any) in insurance claims, unpaid awards and other rights, in each case, against Third Parties arising out of such Casualty Losses insofar as with respect to the Oil & Gas Assets. Seller shall give Buyer prompt notice of any Casualty Loss of which Seller becomes aware, and Seller shall not voluntarily compromise, settle or adjust any amounts payable by reason of any Casualty Loss without first obtaining the written consent of Buyer, which consent may not be unreasonably withheld, conditioned or delayed.

Section 5.2              Consents.

(a)            With respect to each Consent set forth in Schedule 7.6, if any, Seller shall, within ten (10) Business Days of the Execution Date, send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent seeking such holder’s consent to the transactions contemplated hereby. If Buyer or Seller discovers any Consent following the Execution Date that is not set forth in Schedule 7.6, Seller, within five (5) Business Days of the date Seller becomes aware of such Consent, shall send to the holder of each such Consent a notice in material compliance with the contractual provisions applicable to such Consent. Seller shall provide Buyer with (i) a copy of each notice and all other materials delivered to any such holder pursuant to this Section 5.2 promptly after sending the same to such holder and (ii) copies of any written responses received from any such holder promptly after receiving the same.

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(b)           After the Execution Date and prior to the Closing, each Company shall use commercially reasonable efforts, but excluding (i) making any expenditures or payments or (ii) granting any accommodation (financial or otherwise) to any Third Party, to obtain consent, in form and substance reasonably satisfactory to Buyer, from any party to a Contract with a Target Group Member to the extent that such consent is required to be obtained in connection with the execution, delivery and performance of this Agreement and the Related Agreement, and the transactions contemplated herein or therein. In addition to the foregoing, the Buyer Parties agree to provide such assurances as to financial capability, resources and creditworthiness as may be required by any Third Party whose consent is sought in connection with the transactions contemplated by this Agreement and the Related Agreements. Neither Seller nor any Target Group Member shall have any liability to the Buyer Parties or their Affiliates or any other Person arising out of or relating to the failure of Seller or the Target Group to obtain any consent prior to the Closing.

Article 6
REPRESENTATIONS AND WARRANTIES REGARDING SELLER

Except for any exceptions as set forth in the Schedules (with the applicability of such exceptions determined in accordance with Section 14.13 of this Agreement), Seller hereby represents and warrants to the Buyer Parties as of the Execution Date and as of the Closing Date as follows:

Section 6.1              Organization. Seller is duly organized, validly existing, and in good standing under the Laws of the State of Delaware.

Section 6.2              Authority. Seller has all requisite power and authority to execute and deliver this Agreement and the Related Agreements to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery, and performance of this Agreement and the Related Agreements to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action on the part of Seller. Except as set forth on Schedule 6.2, there are no rights of first offer or rights of first refusal under Seller’s Governing Documents that are applicable to the transactions contemplated by this Agreement and the Related Agreements.

Section 6.3             Enforceability. This Agreement and each Related Agreement to which Seller is a party has been duly and validly executed and delivered by Seller and, assuming that this Agreement and each Related Agreement has been duly and validly executed and delivered by the other parties hereto and thereto, constitutes a legal, valid, and binding agreement of Seller, enforceable against it in accordance with their terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application from time to time in effect that affect creditors’ rights generally, (b) general principles of equity, and (c) the power of a court to deny enforcement of remedies generally based upon public policy.

Section 6.4              Title to Target Interests. Seller is the direct owner and beneficial owner of the Target Interests, free and clear of all Liens, except for Liens arising under federal and state securities Laws, arising pursuant to the Governing Documents of each Company or imposed by the Buyer Parties or any of their Affiliates.

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Section 6.5              No Violation or Breach. Except as set forth on Schedule 6.5 and assuming receipt of all applicable consents required in connection with the consummation of the transactions contemplated hereby, neither the execution and delivery of this Agreement nor the Related Agreements to which Seller is a party nor the consummation of the transactions and performance of the terms and conditions hereof or thereof by Seller will (a) result in a violation or breach of any provision of the Governing Documents of Seller, (b) violate or conflict with, or permit the cancellation, termination or acceleration by a Third Party of, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of any Person pursuant to, result in the termination or acceleration of the maturity of, or result in the loss of a material benefit or increase in any fee, liability, obligation under, any Contract under which Seller is bound, or (c) violate or conflict with any Law applicable to Seller or its assets (including the Oil & Gas Assets), except in the case of clauses (b) and (c) above, where such violation, conflict, cancellation, termination, acceleration, default, consent, loss, increase, creation or imposition would not have a Material Adverse Effect.

Section 6.6              Brokerage Arrangements. Except as set forth on Schedule 6.6, Seller has not entered into (directly or indirectly) any Contract with any Person that would require the payment by the Target Group or the Buyer Parties of a commission, brokerage, or “finder’s fee,” or other similar fee in connection with this Agreement, the Related Agreements, or the transactions contemplated hereby or thereby.

Section 6.7              Investment Intent. Seller: (a) is, subject to compliance with applicable Law, acquiring the Stock Consideration for its own account with the present intention of holding such shares of Buyer Parent Common Stock for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or state securities laws; (b) understands that the Stock Consideration will, upon issuance, be characterized as “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws, and until such time as the Stock Consideration has been registered pursuant to the provisions of the Securities Act, or the Stock Consideration is otherwise eligible for resale under the Securities Act (including pursuant to Rule 144 promulgated thereunder) without any restriction as to the number of Securities as of a particular date that can be immediately sold, the Stock Consideration will bear a restrictive legend as set forth on Schedule 9.14; (c) is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act; (d) either alone, or together with its representatives, has sufficient knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Stock Consideration, and has so evaluated the merits and risks of such investment in the Stock Consideration; and (e) is able to bear the economic risk of an investment in the Stock Consideration and, at the present time, is able to afford a complete loss of such investment.

Section 6.8            Independent Investment Decision. Seller has independently evaluated the merits of its decision to invest in the Stock Consideration pursuant to this Agreement, and Seller confirms that it has not relied on the advice of any other Person’s business and/or legal counsel in making such decision. Seller understands that nothing in this Agreement or any other materials presented by or on behalf of the Buyer Parties to Seller in connection with its investment in the Stock Consideration constitutes legal, tax or investment advice. Seller has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its investment in the Stock Consideration.

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Section 6.9              Bankruptcy. There are no bankruptcy, insolvency, receivership or similar Proceedings against Seller.

Article 7
REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANIES

Except for any exceptions as set forth in the Schedules (with the applicability of such exceptions determined in accordance with Section 14.13 of this Agreement), the Companies (on behalf of themselves and the Company Subsidiaries) hereby represent and warrant to the Buyer Parties as of the Execution Date and as of the Closing Date as follows:

Section 7.1              Organization. Each Target Group Member is a limited liability company duly formed, validly existing, and in good standing under the Laws of the State of Delaware. Each Target Group Member has all requisite power and authority to own, lease and operate its properties, rights or assets, carry on its businesses as now being conducted, and to carry out the transactions contemplated by this Agreement. Each Target Group Member is duly qualified or licensed to do business and in good standing (or equivalent) in each jurisdiction where the character of its business or the nature of its properties, rights, or assets makes such qualification or licensing necessary except where the failure to be so qualified or be licensed would not have a Material Adverse Effect.

Section 7.2              Authority; Governing Documents.

(a)            Each Company has all requisite power and authority to execute and deliver this Agreement and the Related Agreements to which it is or will become a party and to perform its obligations hereunder and thereunder. The execution, delivery, and performance of this Agreement and the Related Agreements to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action on the part of the Company.

(b)           Seller has made available to Buyer complete and accurate copies of the Governing Documents of the Target Group Members. No Target Group Member is in breach of any material provision of any of its Governing Documents.

(c)               Seller has made available and all board minutes and authorizing resolutions and written consents of the Target Group Members since January 1, 2017.

Section 7.3              Enforceability. This Agreement and each Related Agreement to which the Target Group Members are or will be a party has been duly and validly executed and delivered by the applicable Target Group Member and, assuming that this Agreement and each Related Agreement has been duly and validly executed and delivered by the other parties hereto and thereto, constitutes a legal, valid, and binding agreement of the applicable Target Group Member, enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application from time to time in effect that affect creditors’ rights generally, (b) general principles of equity, and (c) the power of a court to deny enforcement of remedies generally based upon public policy.

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Section 7.4              Capitalization.

(a)           The authorized Membership Interests of ARD Marcellus consist solely of the ARD Marcellus Interests. All outstanding Membership Interests of ARD Marcellus are duly authorized and validly issued. Except for the ARD Marcellus Interests, there are no outstanding (i) Membership Interests or other voting Securities of ARD Marcellus, (ii) Securities of ARD Marcellus or any other Person convertible into or exchangeable or exercisable for Membership Interests or other voting Securities of, or any other interest in, ARD Marcellus, and (iii) subscriptions, options, warrants, calls, rights (including preemptive rights), equity appreciation, phantom equity, profit participation, redemption rights, commitments, understandings or agreements to which ARD Marcellus is a party or by which it is bound obligating ARD Marcellus to issue, grant, transfer, convey, assign, deliver, sell, purchase, redeem or acquire Membership Interests or other voting Securities of, or any other interest in, ARD Marcellus (or Securities convertible into or exchangeable or exercisable for Membership Interests or other voting securities of, or any other interest in, ARD Marcellus) or obligating ARD Marcellus to grant, extend or enter into any such subscription, option, warrant, call, right, commitment, understanding or agreement.

(b)           The authorized Membership Interests of ARD Operating consist solely of the ARD Operating Interests. All outstanding Membership Interests of ARD Operating are duly authorized and validly issued. Except for the ARD Operating Interests, there are no outstanding (i) Membership Interests or other voting Securities of ARD Operating, (ii) Securities of ARD Operating or any other Person convertible into or exchangeable or exercisable for Membership Interests or other voting Securities of, or any other interest in, ARD Operating, and (iii) subscriptions, options, warrants, calls, rights (including preemptive rights), equity appreciation, phantom equity, profit participation, redemption rights, commitments, understandings or agreements to which ARD Operating is a party or by which it is bound obligating ARD Operating to issue, grant, transfer, convey, assign, deliver, sell, purchase, redeem or acquire Membership Interests or other voting Securities of, or any other interest in, ARD Operating (or Securities convertible into or exchangeable or exercisable for Membership Interests or other voting Securities of, or any other interest in, ARD Operating) or obligating ARD Operating to grant, extend or enter into any such subscription, option, warrant, call, right, commitment, understanding or agreement.

(c)           The authorized Membership Interests of each of the Company Subsidiaries, collectively, consist solely of the Subsidiary Interests. All outstanding Membership Interests of each of the Company Subsidiaries are duly authorized and validly issued. Except for the Subsidiary Interests, there are no outstanding (i) Membership Interests or other voting Securities of the Company Subsidiaries, (ii) Securities of the Company Subsidiaries or any other Person convertible into or exchangeable or exercisable for Membership Interests or other voting Securities of, or any other interest in, the Company Subsidiaries, and (iii) subscriptions, options, warrants, calls, rights (including preemptive rights), equity appreciation, phantom equity, profit participation, redemption rights, commitments, understandings or agreements to which the Company Subsidiaries are a party or by which they are bound obligating the Company Subsidiaries to issue, grant, transfer, convey, assign, deliver, sell, purchase, redeem or acquire Membership Interests or other voting Securities of, or any other interest in, the Company Subsidiaries (or Securities convertible into or exchangeable or exercisable for Membership Interests or other voting Securities of, or any other interest in, the Company Subsidiaries) or obligating the Company to grant, extend or enter into any such subscription, option, warrant, call, right, commitment, understanding or agreement.

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(d)           No Membership Interests of any Target Group Member have been reserved for issuance or issued in violation of, and none are subject to, any preemptive rights, purchase or call options, drag along rights, tag along rights, subscription rights, rights of first refusal or other similar rights except as set forth in the Governing Documents of the Target Group. At the Closing, there will be no member agreement, irrevocable proxies, voting trust or other agreement or understanding relating to the voting of any Membership Interests of any Target Group Member. There are, and there will be as of the Closing, no outstanding stock appreciation, phantom stock, profit participation or similar rights which are obligations of any Target Group Member. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote or consent (or, convertible into, or exchangeable for, Securities having the right to vote or consent) on any matters on which holders of Membership Interests of any Target Group Member may vote.

(e)            Other than the Company Subsidiaries, ARD Marcellus does not own any Securities or interests in, or have any investments in, any Person, and the Company does not have any Subsidiaries. There are no obligations, contingent or otherwise, of the Company to provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any Person. ARD Marcellus is the direct owner and beneficial owner of the Subsidiary Interests, free and clear of all Liens, except for Liens (i) arising under federal and state securities Laws, (ii) arising pursuant to the Governing Documents of each Company Subsidiary, (iii) imposed by the Buyer Parties or any of their Affiliates or (iv) that will be released at or concurrently with Closing.

(f)            ARD Operating does not own any Securities or interests in, or have any investments in, any Person, and ARD Operating does not have any Subsidiaries. There are no obligations, contingent or otherwise, of ARD Operating to provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any Person.

(g)           The Company Subsidiaries do not own any Securities or interests in, or have any investments in, any Person, and the Company Subsidiaries do not have any Subsidiaries. There are no obligations, contingent or otherwise, of the Company Subsidiaries to provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any Person.

(h)             All of the Membership Interests of the Target Group Members were issued in compliance with applicable Laws.

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Section 7.5             No Violation or Breach. Except as set forth on Schedule 7.5, and assuming the receipt of all applicable consents required in connection with the consummation of the transactions contemplated hereby, neither the execution and delivery of this Agreement nor the Related Agreements to which it is or will be a party nor the consummation of the transactions and performance of the terms and conditions hereof and thereof by the Target Group Members will (with or without notice or lapse of time), (a) result in a violation or breach of any provision of the Governing Documents of the Target Group Members, board minutes or authorizing resolutions and written consents of the Target Group, (b) violate or conflict with, or permit the cancellation, termination or acceleration by a Third Party of, or constitute a material default (or an event that, with notice or lapse of time or both, would become a material default) under, require any consent of or notice to any Person pursuant to, result in the termination or acceleration of the maturity of, or result in the loss of a material benefit or increase in any fee, liability, obligation under, any Material Contract under which the Target Group is bound, (c) violate or conflict with any material Law applicable to the Target Group or the Oil & Gas Assets, or (d) result in or require the creation or imposition of any Lien, other than a Permitted Encumbrance, upon or with respect to the Target Group or the Target Interests.

Section 7.6             Consents; Preferential Rights. Except as set forth on Schedule 7.6, (a) and except any filings required under the HSR Act, no material Consent, approval, authorization, or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement and the Related Agreements to which it is or will be a party, by the Target Group Members or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby or thereby and (b) there are no Preferential Purchase Rights, tag along rights, drag along rights or other similar rights that are applicable to the transfer of the Target Interests to Buyer or otherwise in connection with the transactions contemplated hereby.

Section 7.7             Brokerage Arrangements. Except as set forth on Schedule 7.7, none of the Companies nor any of their respective Affiliates has entered into (directly or indirectly) any Contract with any Person that would require the payment by the Target Group or the Buyer Parties of a commission, brokerage, or “finder’s fee,” or other similar fee in connection with this Agreement, the Related Agreements, or the transactions contemplated hereby or thereby.

Section 7.8              Litigation. Except as set forth on Schedule 7.8, (a) there is no Proceeding pending, or to the Company’s Knowledge, threatened in writing against the Target Group or to the Company’s Knowledge, any Target Group Member’s directors, officers or employees (in their capacity as such) (other than frivolous claims or demands for which no Proceeding is currently pending) and (b) the Target Group is not subject to any order, injunction, judgment or decree of a Governmental Authority. No Target Group Member is subject to any order that in any manner challenges or seeks to prevent, enjoin, alter or delay the consummation of the transactions contemplated by this Agreement or the Related Agreements.

Section 7.9             Compliance with Laws. Except as set forth on Schedule 7.9, the Target Group is in compliance in all material respects with all applicable Laws. Neither Seller nor any Target Group Member has received any written notice of a material violation of any Law (excluding Tax Laws and Environmental Laws, which are addressed in Section 7.13 and Section 7.17, respectively) with respect to the Oil & Gas Assets that remains unresolved as of the Execution Date.

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Section 7.10            Financial Statements; Books and Records; Indebtedness.

(a)            Schedule 7.10(a) sets forth copies of (collectively, the “Financial Statements”) (i) Seller’s audited consolidated balance sheet as of June 30, 2018, June 30, 2019 and June 30, 2020 and related statements of operations, statements of changes in members’ equity and statements of cash flows for the fiscal year ended June 30, 2018, June 30, 2019 and June 30, 2020, and (ii) Seller’s unaudited condensed consolidated balance sheet as of March 31, 2021 and related statement of operations and statement of cash flows for the nine (9)-month period ended March 31, 2021 and March 31, 2020 (the “Interim Financial Statements”).

(b)              Except as set forth on Schedule 7.10(b), or as otherwise disclosed in the notes thereto, and subject in the case of the Interim Financial Statements, to the absence of normal and recurring year-end adjustments and the absence of notes, each Financial Statement presents fairly in all material respects the consolidated financial condition of Seller and its Subsidiaries as of the respective dates thereof, the consolidated cash flows of Seller and its Subsidiaries and the consolidated operating results of Seller and its Subsidiaries for the periods covered thereby, in each case in conformity with GAAP in all material respects, consistently applied and without modification of the accounting principles used in the preparation thereof throughout the periods presented (except as may be indicated in the notes thereto).

(c)           The Financial Statements were derived from the books and records of Seller and the Target Group, which books and records are accurate and complete in all material respects.

Section 7.11            Undisclosed Liabilities. Except as set forth on Schedule 7.11, the Target Group Members have no Losses that would be required to be set forth in a balance sheet prepared in accordance with GAAP except:

(a)           Losses to the extent reflected in the Financial Statements or expressly disclosed in the notes thereto (and for which adequate accruals or reserves have been established on the Financial Statements in accordance with GAAP);

(b)            Suspense Funds;

(c)            asset retirement obligations;

(d)            Imbalances;

(e)            Asset Taxes;

(f)            other Losses that have been incurred in the ordinary course of business consistent with past practice since December 31, 2020; or

(g)            Losses expressly provided for under this Agreement or the Related Agreements or that have been incurred in connection with the transactions contemplated by this Agreement and are included in Transaction Expenses.

Section 7.12            No Material Adverse Effect; Absence of Changes.

(a)            Since June 30, 2020, no Material Adverse Effect has occurred.

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(b)           Except as set forth on Schedule 7.12(b), since June 30, 2020, each Target Group Member has conducted its business in the ordinary course consistent with past practices, and other than in the ordinary course of business, no Target Group Member has:

(i)            made any material change in any method of accounting or accounting policies;

(ii)            materially amended, terminated or adopted any Target Employee Benefit Plan;

(iii)              amended any Material Contract (other than ordinary course, amendments to operating agreements, or extensions or renewals of any Material Contracts in the ordinary course of business);

(iv)           effectuated any reduction in force, early retirement program, or other voluntary or involuntary employment termination program, or otherwise implemented any employee layoff or location closure triggering notice requirements under the WARN Act or as a COVID-19 Measure;

(v)            instituted or settled any material claim or lawsuit;

(vi)           there has been no acceleration or delay in, or postponement of, the payment of any liabilities related to the business of the Target Group or the Oil & Gas Assets that individually or in the aggregate are in excess of $500,000; or

(vii)           entered into any contract or similar agreement to do any of the foregoing.

(c)           Except as set forth on Schedule 7.12(c), since June 30, 2020, no Target Group Member has taken any action which, if such action (or the failure to take any action) would have occurred after the Execution Date, would be prohibited by, or require the consent of Buyer pursuant to, Section 9.1(a) or Section 9.1(b).

Section 7.13           Taxes.

(a)           Except as set forth on Schedule 7.13:

(i)            all material Tax Returns required to be filed by the Tax Partnership since March 31, 2017 (or, to the Knowledge of Seller, since formation of the Tax Partnership), by a Target Group Member, or with respect to Asset Taxes have been timely filed and such Tax Returns are accurate, complete and correct in all material respects. All material Taxes due and payable by the Tax Partnership since March 31, 2017 (or, to the Knowledge of Seller, since formation of the Tax Partnership) or by a Target Group Member, and all other material Asset Taxes, have been paid (in each case, whether or not shown on a Tax Return);

(ii)           The unpaid Taxes of the Target Group allocated to Seller pursuant to Section 11.1 did not, as of the Closing Date, exceed the amount included for Taxes as a current liability in the determination of Effective Time Working Capital;

(iii)          All Tax withholding and deposit requirements imposed on or with respect to the Tax Partnership since March 31, 2017 (or, to the Knowledge of Seller, since formation of the Tax Partnership), a Target Group Member or with respect to Asset Taxes have been satisfied in full in all material respects;

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(iv)            There are no Liens for Taxes upon any assets of a Target Group Member (including those assets deemed held by the Tax Partnership) except for Liens with respect to Taxes not yet due and payable;

(v)            There is not currently in effect any extension of time with respect to the due date for the filing of any Tax Return of a Target Group Member or the Tax Partnership or with respect to Asset Taxes, or any extension or waiver of any statute of limitations of any jurisdiction regarding the assessment or collection of any Taxes of a Target Group Member or the Tax Partnership or any other Asset Taxes;

(vi)            Since March 31, 2017 (or, to the Knowledge of Seller, since formation of the Tax Partnership), no claim has been made by a Taxing Authority in a jurisdiction where the Tax Partnership does not file Tax Returns that it is or may be subject to taxation by that jurisdiction;

(vii)            No claim has been made by a Taxing Authority in a jurisdiction where Seller or a Target Group Member does not file Tax Returns with respect to a Target Group Member or the Oil & Gas Assets that it is or may be subject to taxation by that jurisdiction with respect to a Target Group Member or the Oil & Gas Assets;

(viii)            None of Seller, any Target Group Member or the Tax Partnership have received notice of any pending claim relating to Taxes of a Target Group Member or the Tax Partnership or relating to Asset Taxes, and there is no assessment, deficiency, or adjustment (in each case, which remains unresolved) that has been asserted, proposed or threatened with respect to such Taxes;

(ix)            There is no Tax audit or administrative or judicial proceeding being conducted, pending, or threatened against a Target Group Member, the Tax Partnership or with respect to any Asset Taxes;

(x)             The Tax Partnership will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of: (i) an adjustment under either Section 481(a) or Section 482 of the Code (or any corresponding or similar provision of state, local or foreign Tax law) by reason of a change in method of accounting or otherwise on or prior to the Closing Date for a taxable period ending on or prior to the Closing Date; (ii) a “closing agreement” described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax law) executed on or prior to the Closing Date; (iii) an installment sale or open transaction disposition made on or prior to the Closing Date; (iv) the cash method of accounting or long-term contract method of accounting utilized prior to the Closing Date; or (v) a prepaid amount received on or prior to the Closing Date;

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(xi)            No Target Group Member or the Tax Partnership is a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar contract (other than any (A) agreement solely between Target Group Members and/or the Tax Partnership and (B) customary provisions contained in a commercial agreement, the primary purpose of which does not relate to Taxes);

(xii)           No Target Group Member nor the Tax Partnership has any liability for the Taxes of any Person (A) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Tax law), (B) as a transferee or successor, or (C) by Contract (other than any (x) agreement solely between Target Group Members and/or the Tax Partnership and (y) customary provisions contained in a commercial agreement, the primary purpose of which does not relate to Taxes); and

(xiii)            (A) No Target Group Member has been a party to a transaction that is a “listed transaction,” as such term is defined in Treasury Regulations Section 1.6011-4(b)(2), or any other transaction requiring disclosure under analogous provisions of U.S. state or local or non-U.S. Tax law and (B) since March 31, 2017 (or, to the Knowledge of Seller, since formation of the Tax Partnership), the Tax Partnership has not been a party to a transaction that is a “listed transaction,” as such term is defined in Treasury Regulations Section 1.6011-4(b)(2), or any other transaction requiring disclosure under analogous provisions of U.S. state or local or non-U.S. Tax law.

(b)           Each of the Companies and the Company Subsidiaries is, and has been since its formation, properly treated as an entity disregarded as separate from Seller for U.S. federal Income Tax purposes and no election has been made to treat any Company or Company Subsidiary as an association taxable as a corporation for U.S. federal Income Tax purposes.

(c)           The Tax Partnership is, and has been since March 31, 2017 (or to the Knowledge of Seller, since formation of the Tax Partnership), properly treated as a partnership for U.S. federal and applicable state Income Tax purposes.

(d)          Other than the Oil & Gas Assets identified on Exhibit 1.5 of the Midstream Assets Agreement that are treated as held by the Tax Partnership, no Oil & Gas Asset or any other asset of a Target Group Member is subject to any tax partnership agreement or provisions or is otherwise treated, or required to be treated, as held in an arrangement requiring a partnership Income Tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code or any similar state statute.

(e)           For the taxable year that includes the Closing Date, the Tax Partnership has in effect a valid election under Section 754 of the Code that will be effective with respect to the transactions contemplated by this Agreement.

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Section 7.14           Contracts.

(a)          Other than any Target Employee Benefit Plan, Schedule 7.14(a) sets forth the following Contracts to which any Target Group Member is a party to, or bound by (each, a “Material Contract”):

(i)           any Contract for the (A) sale, purchase, exchange or other disposition (including calls or options) of Hydrocarbons or (B) gathering, treatment, transportation, processing, storage (including any Contracts that provides for a dedication or volume commitments) of Hydrocarbons, in each case which cannot be terminated by applicable Target Group Member party thereto on not greater than ninety (90) days’ notice;

(ii)           any Contract (A) evidencing Indebtedness for Borrowed Money binding on the Target Group or the Oil & Gas Assets after the Closing or (B) granting any Liens over any material asset of the Target Group (other than the Contracts provided for in clause (vi) below);

(iii)           any Contract guaranteeing any obligation of another Person (excluding any guarantees by one Target Group Member of the obligations of another Target Group Member);

(iv)         any Contract (other than confidentiality or similar agreements entered into in the ordinary course of business) that prohibits or materially restricts the applicable Target Group Member from competing in any jurisdiction, including any Contract that (A) contains or constitutes an existing area of mutual interest agreement or an agreement to enter into an area of mutual interest agreement in the future, (B) includes non-competition restrictions or other similar restrictions on doing business that are applicable to any Target Group Member or (C) otherwise purports to limit or prohibit the freedom of the Target Group (or, after the Closing that purports to so limit or restrict Buyer or any of its Affiliates) to, or the manner in which, or the locations in which, the Target Group may, (1) conduct business as presently conducted, (2) engage or compete in any activity or line of business in any area, (3) obtain products or services from any Person or (4) set prices and terms for the provision, sale, lease or license of its products, services or technologies;

(v)             any Contract that can reasonably be expected to result in aggregate payments or receipts of revenue by or on behalf of the applicable Target Group Member of more than two hundred thousand dollars ($200,000), net to the applicable Target Group Member’s interest, during the current or any subsequent fiscal year or one million dollars ($1,000,000), net to the applicable Target Group Member’s interest, in the aggregate over the term of such Contract (in each case, based solely on the terms thereof and without regard to any expected increase in volumes or revenues) that cannot be terminated by the applicable Target Group Member party thereto on not greater than ninety (90) days’ notice, but expressly excluding customary joint operating agreements;

(vi)            any participation agreement, joint development agreement, area of mutual interest agreement, joint operating agreement, exploration agreement, data license agreement, seismic license agreement, acreage dedication agreement, farmout/farmin agreement, exchange agreement or similar Contract (excluding any tax partnership agreement);

(vii)           any Contract that constitutes a partnership agreement, joint venture agreement or similar Contract (in each case, including any Tax partnership agreement);

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(viii)            any Contract for which the primary purpose is to provide for the indemnification of another Person;

(ix)            any Contract that would obligate Buyer to drill additional wells or conduct other material development operations after the Closing;

(x)              any Contract that is a seismic or other geophysical acquisition agreement or license;

(xi)             any Company Hedge;

(xii)           any Contract that relates to the acquisition or disposition of any material Oil & Gas Asset, with respect to which the Target Group has any material outstanding rights or obligations (excluding any indemnity obligations owed to or from the Target Group that customarily survive the closing of such transactions and for which no claim is currently pending);

(xiii)           all Contracts relating to the pending acquisition (by merger, purchase of equity or assets or otherwise) by any Target Group Member of any operating business or the capital stock of any other Person; or

(xiv)            any stockholders, investors rights, registration rights or similar Contract.

(b)           Except as set forth on Schedule 7.14(b), each Material Contract listed on Schedule 7.14(a) constitutes the legal, valid and binding obligation of the applicable Target Group Member, on the one hand, and, to the Company’s Knowledge, against each other party thereto, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application from time to time in effect that affect creditors’ rights generally, (ii) general principles of equity, and (iii) the power of a court to deny enforcement of remedies generally based upon public policy. Except as set forth in Schedule 7.14(b), as of the Execution Date there exist no material defaults or breaches under, and with the passage of time, the giving of notice, or both, there would not exist any material defaults or breaches under, the Material Contracts by any Target Group Member or to the Company’s Knowledge by any other Person that is a party to the Material Contracts, in each case, that would allow for the termination of such Contract or subject the Target Group to any material Losses. Except as disclosed on Schedule 7.14(b), no written notice of default or breach has been received or delivered by any Target Group Member under any such Material Contract. No Target Group Member has waived any of its material rights or material benefits under any Material Contract. No written notice to terminate a Material Contract (in whole or in part) has been delivered to or delivered by any Third Party with respect to any such Material Contract, nor has any such termination been Threatened.

(c)           There are no oral Contracts with respect to the Oil & Gas Assets that are still in force and effect or that were in effect at any time from the Effective Time to the Closing.

(d)           Complete and accurate copies of each Material Contract have been made available to Buyer on or prior to the Execution Date, other than complete copies of all joint operating agreements, samples of which have been provided as of the Execution Date, true, complete and accurate copies of which will be provided or made available at Closing.

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Section 7.15           Affiliate Arrangements. Except (x) as set forth on Schedule 7.15, (y) the Target Group’s Governing Documents and (z) the MASAs, there are no Contracts between (a) any Target Group Member or any of its directors, managers, officers, employees or consultants, or any members of their immediate families, on the one hand, and (b) Seller or its Affiliates (which, for the avoidance of doubt, does not include the Target Group Members for purposes of this Section 7.15) or any of their respective directors, managers, officers, employees or consultants, or any members of their immediate families, on the other hand. None of Seller or its Affiliates (which, for the avoidance of doubt, does not include the Target Group Members for purposes of this Section 7.15) or any of their respective directors, managers, officers, employees or consultants or any members of their immediate families (x) owns any interest in any of the Oil & Gas Assets, directly or indirectly, or otherwise has any right, title or interest in, to or under, any material property or right, tangible or intangible, that is or is currently contemplated to be used by any Target Group Member, (y) licenses Intellectual Property (either to or from any Target Group Member), or (z) is indebted to or, in the past three years, has borrowed money from or lent money to, any Target Group Member (other than any such Indebtedness for Borrowed Money that will be discharged or extinguished at or prior to Closing) (any of the contracts or arrangements described in this Section 7.15, collectively, “Affiliate Arrangements”).

Section 7.16           Permits. The Target Group possesses all material Permits (other than Environmental Permits) required (a) to own and operate the Oil & Gas Assets and (b) to otherwise conduct the business of the Target Group, in each case, as currently conducted. The Target Group is and to Seller’s Knowledge any applicable Third Party operators are in compliance in all material respects with all Permits (other than Environmental Permits), and each of the material Permits is in full force and effect. No event has occurred which permits, or after the giving of notice or lapse of time or both would permit, and the execution and delivery of this Agreement or any Related Agreement and the consummation of the transactions contemplated hereby and thereby will not result in, the revocation or termination of any such Permit or the imposition of any restrictions of such a nature as may limit the operation or use of the Oil & Gas Assets as historically conducted. There are no Proceedings that might result in any modification, revocation, termination or suspension of any Permit or which would require any corrective or remedial action by Seller or any Target Group Member.

Section 7.17            Environmental Matters.

(a)           Except as set forth on Schedule 7.17(a), (i) the Target Group is not subject to any Proceedings under any Environmental Law; (ii) neither Seller nor any Target Group Member has (A) received any written notice from any Person alleging a material violation of any Environmental Laws with respect to the Target Group or any Oil & Gas Assets or notifying any material release, spill, disposal, event, condition, circumstance, activity, practice or incident concerning any land, facility, asset or property included in the Oil & Gas Assets or (B) entered into any agreement with, or is subject to, any order, decree, plea, diversion agreement, consent or judgment issued by, a Governmental Authority pursuant to Environmental Laws that interferes with, requires a change in or restricts the future operation, or that requires remediation of any part, of the Oil & Gas Assets, in either case of (A) and (B) the subject of which is unresolved; (iii) the Target Group is and for the last three (3) years has been in material compliance with all Environmental Laws, including any Environmental Permits required for the operation of its business; (iv) the Target Group has not released any Hazardous Materials in material violation of Environmental Laws so as to (A) interfere with or prevent compliance in all material respects by the Target Group with any Environmental Law or the terms of any Environmental Permit issued pursuant thereto, (B) give rise to any material liabilities of the Target Group pursuant to any Environmental Laws, or (C) otherwise give rise to or result in any material Environmental Liability of the Target Group to any Person; and (v) the Target Group furnished to Buyer all environmental site assessment reports and similar reports and studies prepared in the last three (3) years prior to the Execution Date relating to the Target Group’s current operations that are in their possession.

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(b)            Except as set forth on Schedule 7.17(b), the Target Group has obtained and is in possession of all Environmental Permits that are materially required for the ownership, operation or use of the Oil & Gas Assets or performance of the Material Contracts as currently conducted and operated and, for the last three (3) years, the Target Group was in possession when so required of all material Environmental Permits that were required for the ownership, operation or use of the Oil & Gas Assets or performance of any Material Contracts of any Material Contracts. Unless otherwise indicated on Schedule 7.17(b), no such Environmental Permits will be terminated or revoked upon the consummation of the transactions contemplated hereby. The ownership, operation and use of the Oil & Gas Assets and the performance of the Material Contracts are and for the last three (3) years have been in material compliance with the terms of all Environmental Permits, and there is no Proceeding seeking the revocation, cancellation, suspension, modification or limitation of any Environmental Permits.

(c)            Schedule 7.17(c) sets forth (i) a list of all remediation activities with respect to any of the Oil & Gas Assets operated by the Target Group and, to Seller’s Knowledge, any of the Non-Operated Assets, in each case that are currently ongoing and (ii) a true, correct and complete list of all remediation activities with respect to any of the Oil & Gas Assets operated by the Target Group and, to Seller’s Knowledge, any of the Non-Operated Assets, in each case that (i) have resulted in costs in excess of $1,000,000 (net to the applicable Target Group Member’s interest) and (ii) have been conducted in the last three (3) years prior to the Execution Date.

Section 7.18           Insurance. As of the Execution Date, Seller or its Affiliates, on behalf of the Target Group, has in place policies of insurance in amounts and scope of coverage as set forth on Schedule 7.18, and each such policy is in full force and effect and all premiums are currently paid in accordance with the terms of such policy. Except as set forth on Schedule 7.18, no claim relating to the Target Group or the Oil & Gas Assets is outstanding under any of the policies set forth on Schedule 7.18, and no carrier of any such policy has asserted any denial of coverage. Neither Seller nor Target Group Member has received written notice of cancellation or any threatened cancellation of any such insurance policies or premium increase or alteration of coverage with respect to any such insurance policies.

Section 7.19            Imbalances. Schedule 7.19 sets forth all material Imbalances associated with the Oil & Gas Assets as of the Effective Time.

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Section 7.20            Non-Consent Operations. Except as set forth on Schedule 7.20, or as reflected in the before- and after-payout Working Interest and Net Revenue Interest set forth the Annexes to this Agreement or Schedule 7.23, no operations are being conducted or have been conducted with respect to the Oil & Gas Assets as to which a Target Group Member has elected to be a non-consenting party under the terms of the applicable operating agreement and with respect to which the Target Group has not yet recovered its full participation.

Section 7.21           Current Commitments. Schedule 7.21 sets forth, as of the Execution Date, all AFEs received by Seller or the Target Group in writing or which the Target Group has generated that (a) relate to the Oil & Gas Assets (i) and to drilling, reworking or conducting another material operation with respect to a Well or (ii) the Gathering Systems, including any expansions thereof, (b) are in excess of $1,000,000, net to the Target Group’s interest in the Oil & Gas Asset, and (c) are not expired and for which all of the activities anticipated in such AFEs have not been completed by the Execution Date.

Section 7.22            Suspense Funds. Schedule 7.22 lists all Suspense Funds as of the Effective Time. To Seller’s Knowledge, (a) all proceeds from the sale of Hydrocarbons produced from the Oil & Gas Assets are being received by the Target Group in a timely manner and are not being held in suspense and (b) with respect to operations conducted prior to the Effective Time, no Property Costs payable to the Seller or Target Group are owed or held in suspense by Third Parties that are Working Interest owners in pooled or unitized units.

Section 7.23            Payout Balances. Schedule 7.23 contains a list of the status as of the date(s) set forth in such Schedule, of any “payout” balance for the Wells listed on Annex A-2 that are subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Lease by its terms), with such list being true and correct in all material respects, assuming the accuracy of the information provided by Third Parties.

Section 7.24            Delivery of Hydrocarbons. Except as set forth on Schedule 7.24, no Target Group Member is obligated by virtue of a take or pay payment, advance payment, production payment or other similar payment or commitment, to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to such applicable Target Group Member’s aggregate interest in the Oil & Gas Assets at some future time without receiving payment therefor at or after the time of delivery. Except as is disclosed in Schedule 7.19 or Schedule 7.24, as of the respective dates shown thereon, neither Seller nor any Target Group Member has received any written notice of deficiency payments under gas contracts for which any Person has a right to take deficiency gas from the Oil & Gas Assets, nor has Seller nor any Target Group Member received any payments for production which are subject to refund or recoupment out of future production.

Section 7.25           Royalties and Working Interest Payments. Except (a) as set forth on Schedule 7.25 and (b) for the Suspense Funds, the Target Group has properly and timely paid, or caused to be paid, all royalties, overriding royalties, production payments, net profits interests and other similar burdens upon, measured by, or payable out of production and other interest owners’ revenues or proceeds attributable to sales of Hydrocarbons produced from or attributable to the Oil & Gas Assets in accordance with the applicable Leases and applicable Laws, in each case, to the extent and only to the extent related to periods in which the Target Group owned such Oil & Gas Assets prior to the Effective Time.

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Section 7.26            Leases and Fee Minerals.

(a)           Other than as set forth on Schedule 7.26(a), or any frivolous or immaterial claims, during the six (6) month period prior to the Execution Date, neither Seller nor any Target Group Member has received from any other party to a Lease any written notice from a lessor alleging a continuing or uncured material default on the part of any Target Group Member with respect to such Lease or seeking to terminate such Lease and no event has occurred which (with notice or lapse of time, or both) would constitute a default under any Lease or give any Target Group Member or, to Sellers’ Knowledge, any other party to any Lease, the right to terminate or modify any Lease. No Target Group Member is, and no other party to any Lease is, in breach of the terms, provisions or conditions of the Leases. No party to any Lease or Right-of-Way or any successor to the interest of such party has filed or, to Seller’s Knowledge, has threatened in writing to file any action to terminate, cancel, rescind or procure judicial reformation of any such Lease or Right-of-Way. There are no express unfulfilled drilling obligations under any of the Leases (excluding any drilling obligation necessary to extend such Lease beyond its primary term).

(b)           Except as set forth on Schedule 7.26(b), none of the Leases or Fee Minerals that are operated by a Target Group Member or an Affiliate of a Target Group Member and, to Seller’s Knowledge with respect to the Leases and Fee Minerals that are Non-Operated Assets, in either case are subject to an outstanding drilling commitment or outstanding condition to drill a well or wells during the primary term thereof (other than ordinary course drilling obligations required to perpetuate a Lease beyond its primary term).

(c)            Schedule 7.26(c) sets forth those Leases that are being maintained in full force and effect by the payment of shut-in royalties or other payments in lieu of operations or production.

(d)            Except as set forth on Schedule 7.26(d), with respect only to the Leases that are operated by a Target Group Member or an Affiliate of a Target Group Member, and to Seller’s Knowledge, with respect to the Leases that are Non-Operated Assets, in each case each such Lease that is beyond its primary term and is currently being held in force and effect in accordance with its terms will, as of the Closing, be producing in paying quantities (as the phrase “producing in paying quantities” is construed under the laws of the State in which such applicable Oil & Gas Asset is located) or otherwise be held in force and effect, as of the Closing, through other “holding” provisions under the applicable Lease.

Section 7.27            Wells.

(a)            Except as set forth on Schedule 7.27(a), there is no Well in respect of which Seller or any Target Group Member has received any order or written notice from any Governmental Authority requiring that such Well be currently plugged and abandoned and for which such plugging and abandonment requirements have not been completed.

(b)            Except as set forth on Schedule 7.27(b), there is no Well operated by the Target Group or any Affiliate of the Target Group or, to Seller’s Knowledge, by a Third Party, in either case that has been drilled and completed in a manner that is not within the limits permitted by all applicable Leases, Contracts and Permits with a Governmental Authority.

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(c)            Except as set forth in Schedule 7.27(c), there are no Oil & Gas Assets that (i) any Target Group Member is currently obligated by Law to plug, dismantle and/or abandon that have not already been plugged, dismantled and/or abandoned in accordance with all applicable Laws, Contracts and Leases or (ii) have been plugged, dismantled or abandoned by any Target Group Member, or to Seller’s Knowledge, by any Third Party operator, in a manner that does not comply in all respects with applicable Law.

(d)            No Well is subject to penalties on allowables after the Effective Time because of overproduction.

Section 7.28            Gathering Systems.

(a)            The Target Group holds Good and Defensible Title to the Gathering Systems, Rights-of-Way and other material assets of the Target Group (other than the Oil & Gas Interests), as applicable.

(b)           No part of the assets comprising the Gathering Systems is located on lands that are not subject to a Right-of-Way or other agreement, easement or surface right held by an entity of the Target Group permitting the location of such assets on the lands covered by such Right-of-Way, other agreement, easement or surface right, and no Target Group Member has received any written notice of default under any instrument creating an interest in any such Right-of-Way, agreement, easement or surface right.

(c)            There is not, nor has there been threatened, any (i) breach or event of default on the part any Target Group Member with respect to any Right-of-Way, (ii) to Seller’s Knowledge, breach or event of default on the part of any other party to any such Right-of-Way or (iii)  breach or event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default on the part of any Target Group Member with respect to any such Right-of-Way, or to Seller’s Knowledge on the part of any other party thereto.

(d)            The assets and properties of the Target Group, taken as a whole, include all of the assets reasonably necessary to access, own and operate the Gathering Systems as currently being operated by the Target Group.

(e)            The Gathering Systems are in an operable state of repair adequate to maintain operations as currently conducted by the Target Group, ordinary wear and tear excepted.

(f)            There are no gaps (including any gap arising as a result of any breach by Seller or any Target Group Member of the terms of any such Rights-of-Way) in the Rights-of-Way for any pipeline and related facilities comprising a part of the Gathering System.

(g)           No Target Group Member has acquired any of the Gathering System through the use or threatened use of eminent domain or condemnation.

Section 7.29            Equipment. Except as set forth on Schedule 7.29, all of the Equipment is in an operable state of repair adequate to maintain normal operations as currently operated and used by the Target Group, in all material respects, ordinary wear and tear excepted, and the Target Group Members collectively have all Rights-of-Way, in each case, that are necessary to access, own and operate the Equipment as currently accessed, owned and operated by the Target Group. The Equipment constitutes, in all material respects, all of the personal property necessary (a) to conduct the business of the Target Group as presently conducted in the ordinary course of business and (b) for the ownership and operation of the business of the Target Group and the Oil & Gas Assets as currently conducted.

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Section 7.30           Regulatory Matters. Each Target Group Member (a) is not a “natural gas company” engaged in the transportation of natural gas in interstate commerce under the Natural Gas Act of 1938, as amended, and has not operated, or provided services, using any of the Oil & Gas Assets in a manner that subjects it, any third party operator of the Oil & Gas Assets or any future owner of the Oil & Gas Assets to the jurisdiction of, or regulation by, the Federal Energy Regulatory Commission (i) as a natural gas company under the Natural Gas Act of 1938 (other than pursuant to a certificate of limited jurisdiction as described below), or (ii) as a common carrier pipeline under the Interstate Commerce Act; and (b) does not hold any general or limited jurisdiction certificate of public convenience and necessity issued by the Federal Energy Regulatory Commission other than a blanket sale for resale certificate issued by operation of Law or a blanket certificate issued to permit participation in capacity release transactions. No Target Group Member has acquired any of the Oil & Gas Assets through the use or threatened use of eminent domain or condemnation.

Section 7.31           Officers and Bank Accounts. Schedule 7.31 lists all of the officers, directors, managers, bank accounts, safety deposit boxes and lock boxes (designating each authorized signatory with respect thereto) of the Target Group (the “Bank Accounts”). Schedule 7.31 sets forth a complete list of all Persons holding powers of attorney issued by any Target Group Member and a summary statement of the terms thereof that remain in effect as of the Closing Date.

Section 7.32           Labor Matters.

(a)            Sellers have separately provided to Buyer complete and accurate list of (i) the names of all current employees of the Target Group, indicating whether an employee is a full or part-time employee, overtime classification (i.e., exempt or non-exempt) and whether an employee is in active service or on leave, as well as the nature of, and expected return date from, any such leave and (ii) their current respective base salaries (or with respect to individuals compensated on an hourly or per diem basis, the hourly or per diem rates of compensation), target annual bonuses or other incentive compensation, dates of employment, locations of employment, visa status and job titles. Except as set forth on Schedule 7.32(a), the Seller has not, within the past 12 months, (x) transferred (or caused the transfer of) the employment of any employee of the Target Group to Seller or one of its Affiliates that is not a Target Group Member, or (y) transferred (or caused the transfer of) the employment of any employee of Seller or one of its Affiliates other than a Target Group Member to a Target Group Member. In the past ninety (90) days, the Target Group has not materially reduced the compensation, benefits or working schedule of any of its employees or other individual service providers, in each case, for any reason relating to COVID-19.

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(b)            Except as set forth on Schedule 7.32(b), no Target Group Member is bound by a collective bargaining agreement. There are and within the past three (3) years have been no strikes, work stoppages, slowdowns, or material other labor disputes pending or threatened against the Target Group. To Seller’s Knowledge, there are and within the past three (3) years have been no ongoing or threatened union organizing activities labor arbitrations, unfair labor practice charges or representation or certification proceedings or petitions seeking a representation proceeding, in each case with respect to employees of the Target Group. Within the past three (3) years, there have been no material allegations of sexual or other unlawful workplace harassment or discrimination against any director or officers of the Target Group and of which the Target Group is or was aware. During the past three (3) years, the Target Group has complied in all material respects with all applicable Laws relating to labor, employment, employment relations or practices, equal employment opportunity, nondiscrimination, immigration, wages, hours, fair labor standards, collective bargaining, employee classification, the payment of social security and similar Taxes, occupational safety and health and plant closings. No Target Group Member is a party to, or otherwise bound by, any consent decree with, or citation any Governmental Authority relating to employees or employment practices.

Section 7.33           Employee Benefit Plans.

(a)            Schedule 7.33(a)(i) sets forth a list of each material Target Employee Benefit Plan and Schedule 7.33(a)(ii) sets forth a list of each material Seller Employee Benefit Plan. For purposes of this Agreement, (i) a “Target Employee Benefit Plan” means each Employee Benefit Plan that is maintained, sponsored or contributed to (or required to be contributed to) by any Target Group Member, (ii) a “Seller Employee Benefit Plan” means each Employee Benefit Plan that is maintained, sponsored or contributed to (or required to be contributed to) by the Seller or any of its ERISA Affiliates and that provides compensation or benefits to any current or former employee of the Target Group or with respect to which the Target Group has any obligation or liability (contingent or otherwise), (iii) an “Employee Benefit Plan” means an “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), and any equity-based, retirement, profit sharing, bonus, incentive, severance, separation, termination, change in control, retention, deferred compensation, fringe benefit, vacation, paid time off, medical, dental, life, disability or other employee benefit or compensation plan, program, policy, agreement or arrangement, and (iv) an “ERISA Affiliate” means any entity that together with a Target Group Member would be (or, in the last six years, has been) deemed a “single employer” within the meaning of Section 414 of the Code or under “common control” within the meaning of Section 4001(a)(14) of ERISA.

(b)            With respect to each material Target Employee Benefit Plan, Seller has made (or has caused the Target Group to make) available to Buyer copies of, as applicable, (i) the current plan document, (ii) the most recent summary plan description provided to participants, (iii) the most recent determination, advisory or opinion letter received from the IRS, and (iv) the most recent annual report (IRS Form 5500 series with all applicable attachments), (v) all trust agreements, insurance contracts and other funding arrangements (and amendments thereto), (vi) the most recent actuarial report or other financial statement, and (vii) any non-routine correspondence during the past three years with a Governmental Authority relating to the Employee Benefit Plan. With respect to each material Seller Employee Benefit Plan, Seller has made (or has caused the Target Group to make) available to Buyer copies of, as applicable, (w) the most recent plan document or, if applicable, summary plan description provided to participants, and (x) the most recent determination, advisory or opinion letter received from the IRS.

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(c)            Except as set forth on Schedule 7.33(c), (i) no Target Employee Benefit Plan or Seller Employee Benefit Plan provides post-employment health or life insurance to any current or former employee or other service provider of the Target Group, other than as required under Section 4980B of the Code or similar applicable Law, and (ii) no Target Group Member sponsors, maintains, contributes to or has any current or potential liability (including on account of any plan maintained, sponsored, contributed to or required to be contributed to by an ERISA Affiliate) under (A) any “employee pension benefit plan,” as defined in Section 3(2) of ERISA that is subject to Section 302 or Title IV of ERISA or Section 412 or 430 of the Code, or (B) any “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.

(d)            With respect to Target Employee Benefit Plan, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Seller, threatened, (ii) to the knowledge of the Seller, no facts or circumstances exist that could reasonably be expected to give rise to any such actions, suits or claims, and (iii) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the PBGC, the Internal Revenue Service or other Governmental Authorities are pending, or, to the knowledge of the Seller, threatened (including, without limitation, any routine requests for information from the PBGC)

(e)            Each Target Employee Benefit Plan and Seller Employee Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination, advisory, or opinion letter from the IRS. Each Target Employee Benefit Plan has been maintained and administered in accordance with its respective terms and in compliance with applicable Laws, including ERISA and the Code in all material respects. All contributions required to be made under the terms of any of the Target Employee Benefit Plans as of the date of this representation is made have been timely made or, if not yet due, have been properly accrued in accordance with GAAP. No event has occurred and no condition exists that would subject the Target Group, either directly or by reason of its affiliation with any ERISA Affiliate, to any tax, fine, lien, penalty or other liability imposed by ERISA or the Code with respect to any Employee Benefit Plan.

(f)            Except as set forth on Schedule 7.33(f), the consummation of the transactions contemplated by this Agreement or any Related Agreement (alone and not in conjunction with other events) will not increase the amount of or result in the acceleration of time of payment, funding or vesting of compensation or benefits or result in any loan forgiveness for any current or former employee of the Target Group under any Target Employee Benefit Plan.

(g)            No amount or benefit that could be, or has been, received (whether in cash or property or the vesting of property or the cancellation of indebtedness) by any current or former employee, officer or director of the Target Group who is a “disqualified individual” within the meaning of Section 280G of the Code could be characterized as a “parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the transactions contemplated by this Agreement. No Target Employee Benefit Plan provides for the gross-up, reimbursement or indemnification of any Taxes, including any Taxes imposed by Section 4999 or 409A of the Code.

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(h)            Each Target Employee Benefit Plan, and, with respect to current and former employees of the Target Group, each Seller Employee Benefit Plan, in each case that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been documented and operated in all material respects in compliance with Section 409A of the Code.

(i)             None of the Target Employee Benefit Plans covers employees or individual service providers of the Target Group who reside outside of the United States or perform, or performed, services primarily outside the United States.

Section 7.34           Non-Operated Assets. The Parties acknowledge and agree the Target Group owns an undivided interest in the Oil & Gas Assets with respect to which the Target Group or their Affiliates is not the operator (the “Non-Operated Assets”).

Section 7.35           Bonds; Letters of Credit and Guarantees.

(a)            Schedule 7.35(a) identifies the bonds, letters of credit, cash collateral and guarantees posted (or supported) by Seller or any Target Group Member with respect to the Oil & Gas Assets.

(b)            Except as set forth on Schedule 7.35(a), Schedule 7.35(b) identifies all sinking funds, reserves, escrows, cash deposits, financial instruments, surety agreements and similar agreements, guarantees and other items of credit support that any Target Group Member is liable for or is binding on any of the Oil & Gas Assets.

(c)            As of the Closing, except as set forth on Schedule 7.35(a), Schedule 7.35(b), Schedule 7.35(c) or Schedule 9.11, neither Buyer nor any Target Group Member has any obligation (whether pursuant to applicable Law or contract or otherwise) to post any surety bond, letter of credit, cash collateral, guarantee or other form of support (credit or otherwise) with respect to any Target Group Member or the Oil & Gas Assets.

Section 7.36           Special Warranty. Effective as of the Closing Date, Seller hereby represents, warrants the Target Group’s title to the Oil & Gas Interests, subject to Permitted Encumbrances, and shall defend against the lawful claims of all Persons claiming the same, or any part thereof, in each case, by through and under the Target Group and its Affiliates, but not otherwise. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Title Threshold Amount and the Title Deductible Amount shall in no way limit any claim by Buyer pursuant to this Section 7.36.

Section 7.37           Casualty Losses. There have been no Casualty Losses since the Effective Time with respect to any Oil & Gas Assets with damages estimated to exceed one million dollars ($1,000,000) net to the interest of the applicable Target Group Members. There is no Proceeding for condemnation or taking under right of eminent domain (whether permanent, temporary, whole or partial) with respect to any Oil & Gas Asset or portion thereof.

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Section 7.38           Intellectual Property. (a) Each Target Group Member owns, or has valid licenses or other rights to use, all Intellectual Property necessary for the operation of its business, subject to any limitations contained in the agreements governing the use of the same, free and clear of all Liens (other than Permitted Encumbrances), (b) neither Seller nor the applicable Target Group Member has received written notice challenging the use thereof, (c) neither Seller nor the applicable Target Group Member has received written notice that the conduct of its business is infringing, misappropriating or otherwise violating the Intellectual Property of any other Person, nor is any third party infringing on any Intellectual Property owned by such Target Group Member and (d) neither Seller nor the applicable Target Group Member has received any written notice of any default or any event that with notice or lapse of time, or both, would constitute a default under any Intellectual Property license to which such Target Group Member is a party or by which it is bound.

Section 7.39           Bankruptcy. There are no bankruptcy, insolvency, receivership or similar Proceedings against any Target Group Member. Each Target Group Member is now solvent and will not be rendered insolvent by any of the transactions contemplated by this Agreement or any Related Agreement.

Section 7.40           Specified Matters. Except as set forth on Schedule 7.40, there are no Losses incurred by, suffered by or owing by the Target Group as of the Closing caused by, arising out of, or resulting from the following matters, to the extent attributable to the ownership, use or operation of any of the Oil & Gas Assets:

(a)            except with respect to any Casualty Losses, any third party injury or death, or damage of third party properties (excluding any such property damage that is related to or caused by any Environmental Defect or properly charged or chargeable to the joint account by the operator under the applicable operating or unit agreement) occurring on or with respect to the ownership or operation of any Oil & Gas Assets prior to the Closing Date;

(b)            any material civil fines or penalties or criminal sanctions imposed on a Target Group Member, to the extent resulting from any pre-Closing violation of Law (including any Environmental Law);

(c)            any transportation or disposal of Hazardous Materials (other than Hydrocarbons) from any Oil & Gas Asset to a site that is not an Oil & Gas Asset prior to Closing that would be in material violation of applicable Environmental Law or that would arise out of a material liability under applicable Environmental Law;

(d)            any of the Retained Assets (clauses (a) through (d), collectively, the “Specified Matters”).

Article 8
REPRESENTATIONS AND WARRANTIES REGARDING BUYER PARTIES

On the terms and subject to the conditions of this Agreement and except for any exceptions as set forth in the Schedules (with the applicability of such exceptions determined in accordance with Section 14.13 of this Agreement), the Buyer Parties hereby represent and warrant to Seller and the Companies as of the Execution Date and as of the Closing Date:

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Section 8.1             Organization.

(a)            Buyer is a limited liability company, duly organized, validly existing, and in good standing (or equivalent) under the Laws of Delaware and has the requisite limited liability company power to carry on its business as now being conducted. Buyer has all requisite power and authority to own, lease and operate its properties, rights or assets, carry on its businesses as now being conducted, and to carry out the transactions contemplated by this Agreement.

(b)            Buyer Parent is a corporation, duly organized, validly existing, and in good standing (or equivalent) under the Laws of Pennsylvania and has the requisite corporate power to carry on its business as now being conducted. Buyer Parent has all requisite power and authority to own, lease and operate its properties, rights or assets, carry on its businesses as now being conducted, and to carry out the transactions contemplated by this Agreement.

Section 8.2             Authority.

(a)            Each of Buyer and Buyer Parent has all requisite power and authority to execute and deliver this Agreement and the Related Agreements to which it is or will be a party and to perform its obligations hereunder and thereunder. The execution, delivery, and performance of this Agreement and the Related Agreements to which Buyer or Buyer Parent, as applicable, is or will be a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action on the part of Buyer or Buyer Parent, as applicable, and no other proceedings on the part of Buyer Parties are necessary to approve this Agreement or to consummate the transactions contemplated hereby, subject, in the case of the consummation of the transactions contemplated hereby, to the receipt of the Buyer Parent Stockholder Approval.

(b)            The Buyer Parent Board, at a meeting duly called and held at which all directors of Buyer Parent were present, duly and unanimously adopted resolutions (i) determining that the terms of this Agreement and the transactions contemplated hereby are fair to and in the best interests of Buyer Parent and the Buyer Parent Stockholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, (iii) directing that the issuance of Buyer Parent Common Stock comprising the Stock Consideration be submitted to the Buyer Parent Stockholders for approval (the “Buyer Parent Proposals”) and (iv) resolving to recommend that the Buyer Parent Stockholders vote in favor of the Buyer Parent Proposals, which resolutions have not been subsequently rescinded, modified or withdrawn in any way, except as may be permitted by Section 9.19.

(c)            The Buyer Parent Stockholder Approval is the only vote of the holders of any class or series of Buyer Parent capital stock or the holders of any other Securities of Buyer Parent that is required by Law, the rules and regulations of the NYSE or the Buyer Parent’s Governing Documents in connection with the consummation of the transactions contemplated hereby, including the issuance of the Stock Consideration in connection therewith.

Section 8.3             Enforceability. This Agreement and each Related Agreement to which a Buyer Party is or will be a party has been duly and validly executed and delivered by the applicable Buyer Party and, assuming that this Agreement and each Related Agreement has been duly and validly executed and delivered by the other parties hereto and thereto, constitutes a legal, valid and binding agreement of such Buyer Party, enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application from time to time in effect that affect creditors’ rights generally, (b) general principles of equity, and (c) the power of a court to deny enforcement of remedies generally based upon public policy.

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Section 8.4              No Violation or Breach. Assuming receipt of all applicable consents required in connection with the consummation of the transactions contemplated hereby, neither the execution and delivery of this Agreement nor the Related Agreements to which Buyer or Buyer Parent is or will be a party nor the consummation of the transactions and performance of the terms and conditions hereof and thereof by the Buyer Parties will (a) result in a violation or breach of any provision of the Governing Documents of the Buyer Parties, (b) violate or conflict with, or permit the cancellation, termination or acceleration by a Third Party of, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of any Person pursuant to, result in the termination or acceleration of the maturity of, or result in the loss of a material benefit or increase in any fee, liability, obligation under, any Contract under which a Buyer Party is bound, (c) violate or conflict with any Law applicable to the Buyer Parties or the assets of the Buyer Parties, or (d) result in or require the creation or imposition of any Lien upon or with respect to any property or assets of the Buyer Parties.

Section 8.5             Consents. Except for the Buyer Parent Stockholder Approval and filings required under the HSR Act, no consent, approval, authorization, or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by Buyer or Buyer Parent (or any Related Agreement to which Buyer or Buyer Parent is or will be a party) or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby and thereby, including, without limitation, the issuance of the Stock Consideration.

Section 8.6             Litigation. Neither the Buyer Parties nor any of their respective assets are subject to any pending or, to the Buyer Parties’ Knowledge, threatened Proceeding at law or in equity or any order, injunction, judgment or decree of a Governmental Authority which could reasonably be expected to have the effect of restricting, making illegal or otherwise prohibiting (a) Buyer’s or Buyer Parent’s ability to perform its obligations under this Agreement or the Related Agreements or (b) the consummation of the transactions contemplated by this Agreement and the Related Agreements.

Section 8.7             Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Buyer Parties’ Knowledge, threatened against Buyer Parties or any of their Affiliates.

Section 8.8             Brokerage Arrangements. Buyer Parties and their Affiliates have not entered into (directly or indirectly) any Contract with any Person that would require the payment by Seller, the Target Group or any of their respective Affiliates of a commission, brokerage, “finder’s fee” or other similar fee in connection with this Agreement, the Related Agreements or the transactions contemplated hereby or thereby.

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Section 8.9             Securities Matters. Buyer acknowledges and represents and warrants that, (a) it is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and (b) it is acquiring the Target Interests for its own account, for investment purposes only and not in connection with a distribution or resale thereof in violation of federal or state securities Laws and the rules and regulations thereunder. Buyer acknowledges and understands that (x) the acquisition of the Target Interests has not been registered under the Securities Act in reliance on an exemption therefrom and (y) that the Target Interests will, upon its sale by Buyer, be characterized as “restricted securities” under state and federal securities laws. Buyer agrees that the Target Interests may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with other applicable state and federal securities laws.

Section 8.10           Solvency. At and immediately after the Closing, and after giving effect to the transactions contemplated by this Agreement, including the receipt of any financing, any repayment or refinancing of debt, payment of all amounts required to be paid in connection with the consummation of the transactions contemplated hereby, and payment of all related fees and expenses, the Buyer Group and the Target Group will be Solvent. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement and the Related Agreements with the intent to hinder, delay or defraud either present or future creditors of the Buyer Group or the Target Group.

Section 8.11           Funds.

(a)            The Buyer Parties will have on the Closing Date sufficient unrestricted cash on hand (including from proceeds of the Debt Financing, including any Alternative Financing) sufficient to pay the Cash Consideration and all of Buyer’s and its Affiliates’ fees and expenses associated with the transactions contemplated in this Agreement. Each Buyer Party acknowledges and agrees that the obligations of the Buyer Parties under this Agreement and the Related Agreements are not in any way contingent upon or otherwise subject to the Buyer Parties’ consummation of any financing arrangement or obtaining any financing or the availability, grant, provision or extension of any financing to the Buyer Parties.

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(b)            As of the date hereof, the Buyer Parties have provided to Seller a true, correct and complete copy of the executed Commitment Letter (together with the term sheet and all exhibits, schedules and annexes thereto), and all fee letters associated therewith (provided that provisions in the fee letters related solely to fees and economic terms (other than covenants) agreed to by the parties may be redacted (none of which redacted provisions adversely affect the availability of or impose additional conditions on, the availability of Debt Financing at the Closing) to provide, subject to the terms and conditions therein, debt financing in the aggregate amount set forth therein for the purpose of funding the transactions contemplated by this Agreement (being collectively referred to as the “Debt Financing”)). As of the date hereof, the Commitment Letter has not been amended or modified prior to the date hereof, no such amendment or modification by any Buyer Party is contemplated or pending, and the respective commitments contained in the Commitment Letter have not been withdrawn, terminated or rescinded in any respect, and to the knowledge of the Buyer Parties, no such withdrawal, termination or rescission is contemplated. There are no side letters or other contracts or arrangements related to the funding or investing, as applicable, of any amount of the Debt Financing other than as expressly set forth in the Commitment Letter and related agreements provided to Seller pursuant to this Section 8.11 that could reasonably be expected to negatively impact the ability of the Buyer Parties to enforce the commitments of the Debt Financing Sources. Asssuming the satisfaction of the conditons set forth in Article 12, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of any Buyer Party or any of their respective Affiliates or, to the knowledge of the Buyer Parties, any other Person, in each case under the Commitment Letter. Assuming the conditions set forth in Article 12 are satisfied at Closing, the aggregate proceeds contemplated to be provided under the Commitment Letter, together with cash on hand of the Buyer Parties, will be sufficient for the Buyer Parties to pay and satisfy in full the obligations pursuant to this Agreement to pay all other amounts payable at Closing pursuant to Article 2, all fees and expenses of the Buyer Parties and their respective Affiliates in connection with the transactions contemplated by this Agreement and all other obligations under this Agreement. The Commitment Letter is not subject to any conditions or other contingencies other than as set forth expressly therein and is in full force and effect and is the legal, valid, binding and enforceable obligation of the Buyer Parties and to the knowledge of the Buyer Parties, each of the other parties thereto, as the case may be, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. All commitments and other fees required to be paid under the Commitment Letter prior to the date hereof have been paid in full, and assuming the satisfaction of the conditons set forth in Article 12, Buyer Parties are unaware of any fact or occurrence existing on the date hereof that would reasonably be expected to make any of the assumptions or any of the statements set forth in the Commitment Letter inaccurate or that would reasonably be expected to cause the Commitment Letter to be ineffective. Assuming the conditions set forth in Article 12 are satisfied at Closing, the Buyer Parties have no reason to believe that any of the conditions to the Debt Financing will not be satisfied or that the full amount of the Debt Financing will not be available to Buyer Parties on the Closing Date, and the Buyer Parties are not aware of the existence of any fact or event as of the date hereof that would be expected to cause such conditions to the Debt Financing not to be satisfied or the full amount of the Debt Financing not be available in full.

(c)            The Buyer Parties acknowledge and agree that in no event is the receipt or availability of any funds of financing (including the Debt Financing) by the Buyer Parties a condition to the Closing.

Section 8.12           Capitalization.

(a)            As of May 4, 2021 (the “Buyer Parent Capitalization Date”), the authorized capital of Buyer Parent consists solely of 643,000,000 shares of capital stock, consisting of (i) 640,000,000 shares of Buyer Parent Common Stock, of which 279,105,244 shares were issued and outstanding as of the Buyer Parent Capitalization Date, and (ii) 3,000,000 shares of preferred stock, without par value, of which no shares were issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Buyer Parent Common Stock have been, are fully paid and non-assessable, and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.

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(b)            Except as set forth in Section 8.12(a) and other than the shares of Buyer Parent Common Stock that have become outstanding after the Buyer Parent Capitalization Date that were reserved for issuance as set forth in Section 8.12(a), as of the Execution Date: (i) Buyer Parent does not have any shares of capital stock or other equity or voting interests issued or outstanding and (ii) there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible Securities or other similar rights, agreements or commitments or any other Contract to which Buyer Parent or any Subsidiary of Buyer Parent is a party or is otherwise bound obligating Buyer Parent or any Subsidiary of Buyer Parent to (A) issue, transfer or sell, or make any payment with respect to, any shares of capital stock or other equity or voting interests of Buyer Parent or any Subsidiary of Buyer Parent or Securities convertible into exchangeable for or exercisable for, or that correspond to, such shares or equity or voting interests, (B) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible Securities or other similar right, agreement or commitment, or (C) redeem or otherwise acquire any such shares of capital stock or other equity or voting interests.

(c)            Neither Buyer Parent nor any Subsidiary of Buyer Parent has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for Securities having the right to vote) with the stockholders of Buyer Parent on any matter.

(d)            Except as disclosed in the Buyer Parent SEC Reports, Buyer Parent is not party to any Contract that obligates it to (and does not otherwise have any obligation to) register for resale any debt or equity interests of Buyer Parent.

Section 8.13           Buyer Parent Common Stock. Buyer Parent has, and at Closing will have, sufficient duly authorized shares of Buyer Parent Common Stock to enable it to issue the Stock Consideration to Seller.

Section 8.14           Issuance of Stock Consideration. Subject to obtaining Buyer Parent Stockholder Approval, the issuance of the Stock Consideration contemplated pursuant to this Agreement has been duly authorized and upon consummation of the transactions contemplated by this Agreement, the Stock Consideration will be validly issued, fully paid, non-assessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in Buyer Parent’s Governing Documents, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by applicable federal and state securities Laws. The Stock Consideration will not be issued in violation of and will not be subject to any preemptive rights, resale rights, rights of first refusal or similar rights. Assuming the accuracy of the representations and warranties of Seller contained in this Agreement, the sale and issuance of the Stock Consideration pursuant to this Agreement are exempt from the registration requirements of the Securities Act.

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Section 8.15           Buyer Parent SEC Reports; Financial Statements.

(a)            Buyer Parent has filed or furnished all forms, statements, schedules, reports and other documents with the SEC required to be filed or furnished by it since January 1, 2020 and Buyer Parent has made available to Seller via EDGAR all such forms, reports and other documents. All such forms, reports and other documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (including those that Buyer Parent may file after the Execution Date and prior to the Closing Date) are referred to herein as the “Buyer Parent SEC Reports.” The Buyer Parent SEC Reports (i) were filed on a timely basis, (ii) comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder and (iii) did not, at the time they were filed (except to the extent corrected or superseded by a subsequent Buyer Parent SEC Report), (A) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) in the case of Buyer Parent SEC Reports other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)            As of their respective dates, the financial statements included in the Buyer Parent SEC Reports (i) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, subject to normal year-end audit adjustments or otherwise as permitted by Form 10-Q of the SEC), and (iii) fairly present (subject in the case of unaudited statements to normal, recurring and year end audit adjustments) in all material respects the consolidated financial position of Buyer Parent as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

(c)            Neither Buyer Parent nor any member of the Buyer Group has any liabilities of any nature, whether or not accrued, contingent, absolute or otherwise, that would be required to be set forth or reserved for on a balance sheet of the Buyer Group prepared in accordance with GAAP, except for liabilities (i) as and to the extent specifically disclosed, reflected or reserved against in Buyer Parent’s consolidated balance sheet (or the notes thereto) as of December 31, 2020 included in the Buyer Parent SEC Report filed or furnished prior to the Execution Date, (ii) incurred in the ordinary course of business since December 31, 2020, (iii) incurred in connection with this Agreement and the transactions contemplated hereby and (iv) are immaterial to the Buyer Group, taken as a whole.

Section 8.16           NYSE Listing. The Buyer Parent Common Stock is listed on the NYSE, and Buyer Parent has not received any notice of delisting. No judgment, order, ruling, decree, injunction or award of any securities commission or similar securities regulatory authority or any other Governmental Authority, or of the NYSE, preventing or suspending trading in any Securities of Buyer Parent has been issued, and no Proceedings for such purpose are, to the knowledge of Buyer Parent, pending, contemplated, or threatened. Subject to the receipt of the Buyer Parent Stockholder Approval and the NYSE listing approval with respect to the Stock Consideration, the issuance and sale of the Stock Consideration does not contravene NYSE rules and regulations.

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Section 8.17           Internal Controls and Procedures.

(a)            Buyer Parent maintains “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and that include those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Buyer Parent; (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Buyer Parent are being made only in accordance with the authorizations of management and the directors of the Buyer Parent; (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Buyer Parent’s assets that could be material to the Buyer Parent’s financial statements; and (iv) provide reasonable assurance that the interactive data in eXtensible Business Reporting Language incorporated by reference in the Buyer Parent SEC Reports fairly presents the required information in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

(b)            Buyer Parent maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by the Buyer Parent in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Buyer Parent’s management as appropriate to allow timely decisions regarding required disclosure. Buyer Parent has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and such disclosure controls and procedures were effective as of the end of the Buyer Parent’s most recently completed fiscal quarter.

Section 8.18           Form S-3. As of the Execution Date, Buyer Parent is eligible to register the resale of the shares of Buyer Parent Common Stock comprising the Stock Consideration under Form S-3 promulgated under the Securities Act.

Article 9
ADDITIONAL AGREEMENTS AND COVENANTS

Section 9.1             Interim Covenants; Site Access.

(a)            Affirmative Covenants of the Target Group. From the Execution Date until the Closing Date (or, if earlier, the date this Agreement is terminated pursuant to Section 13.1), except as otherwise contemplated or permitted by this Agreement (including Schedule 9.1(b)), Seller shall, and shall cause the Target Group to:

(i)            use commercially reasonable efforts to operate the Target Group’s business and the Oil & Gas Assets in the ordinary course in all material respects consistent with past practice and subject to the terms of this Agreement;

(ii)            maintain the books of account and records relating to the Target Group and the Oil & Gas Assets in the usual, regular and ordinary manner, in accordance with its usual accounting practices;

(iii)            preserve substantially intact the present business organization of the Target Group;

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(iv)            use commercially reasonable efforts to preserve in all material respects the present relationships with key employees, independent contractors, customers and suppliers, in each case, of each Target Group Member;

(v)            maintain the Bank Accounts in the ordinary course of business, consistent with past practice;

(vi)            use its commercially reasonable efforts to maintain insurance coverage on the Oil & Gas Assets set forth on Schedule 7.18 in the amounts and of the types set forth on Schedule 7.18 or, upon renewal thereof, in similar amounts and types to the extent then available on commercially reasonable terms and prices;

(vii)           use its commercially reasonable efforts to maintain all material Permits which have been maintained by Seller or the Target Group as of the Execution Date (if any) in effect that are necessary or required to operate the Oil & Gas Assets that are currently operated by a Target Group Member or otherwise in connection with the ownership of the Oil &Gas Assets;

(viii)          use its commercially reasonable efforts to maintain all Credit Support, in each case, to the extent maintained by Seller or any Target Group Member as of the Execution Date (if any) and required to own and/or operate the Oil & Gas Assets in the ordinary course consistent with past practices;

(ix)            provide Buyer with a copy of any AFE or similar request from a third party with respect to the Oil & Gas Assets as soon as is reasonably practicable, and thereafter reasonably consult with Buyer regarding whether or not the applicable Target Group Member should elect to participate in such operation; provided, that this Section 9.1(a)(ix) shall be subject to and shall not limit Section 9.1(b)(viii) and Section 9.1(b)(ix); provided further, that with respect to any AFE or similar request, (A) Buyer agrees that it will (i) timely respond to any written request for consent pursuant to this Section 9.1 and (ii) consent to any written request for approval of any AFE or similar request that Buyer reasonably considers to be economically appropriate; and (B) in the event the Parties do not agree on or before the fifteenth (15th) Business Day (unless a shorter time is reasonably required by the circumstances or the applicable joint operating agreement) of Buyer’s receipt of any consent request as to whether or not the applicable Target Group Member should elect to participate in such operation, only with respect to any AFE or similar request that is reasonably estimated to be for an amount equal to or in excess of Two Million Dollars ($2,000,000) (net to the Target Group’s interest in the Oil & Gas Assets), Buyer’s decision shall control;

(x)             keep Buyer reasonably apprised of any drilling, re-drilling, completion or other material field operations proposed or conducted with respect to any Oil & Gas Assets; provided, that this Section 9.1(a)(x) shall be subject to and shall not limit Section 9.1(b)(viii) and Section 9.1(b)(ix);

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(xi)            notify Buyer if any Lease terminates (other than the expiration of the primary term of a Lease in accordance with is terms), promptly upon learning of such termination;

(xii)            promptly notify Buyer of any proposed unitization, communitization and/or similar arrangements and/or applications or any well proposals of which Seller or any Target Group Member becomes aware, and not protest such proposed unitization, communitization and/or similar arrangement and/or application without Buyer’s prior written consent;

(xiii)          timely pay or cause to be paid (i) all Asset Taxes and (ii) all Taxes (other than Asset Taxes) of the Target Group, in each case, that become due and payable on or before the Closing Date;

(xiv)          provide Buyer with a copy of any other material notices received from any Governmental Authority pertaining to the Oil & Gas Assets or the Target Group;

(xv)           use commercially reasonable efforts to terminate all Hedge Contracts set forth on Schedule 9.1(a), Part I; and

(xvi)          use commercially reasonable efforts to terminate the ISDA Master Agreements set forth on Schedule 9.1(a), Part II.

(b)            Negative Covenants of the Target Group. Without limiting Section 9.1(a), except (1) as set forth on Schedule 9.1(b), (2) as required by Law, (3) for operations covered by AFEs described on Schedule 7.21, (4) ordinary course leasing activities, or (5) as consented to in writing (including by email in accordance with Section 14.1) by Buyer (which consent shall not be unreasonably withheld, delayed or conditioned), Seller shall not (and shall cause the Target Group to not):

(i)              (A) split, combine, subdivide or reclassify any Target Interests or (B) redeem, retire or repurchase, or otherwise acquire, any Target Interests or any outstanding options, warrants or rights of any kind to acquire any Target Interests, or any outstanding Securities that are convertible into or exchangeable for any Target Interests;

(ii)             adopt any amendments to the Governing Documents of the Target Group;

(iii)            other than inventory and other assets acquired in the ordinary course of business and utilized in the operations of the Target Group, acquire properties or assets, including stock or other equity interests of another Person, with a value in excess of two and a half million dollars ($2,500,000), whether through asset purchase, merger, consolidation, share exchange, business combination or otherwise;

(iv)            except as set forth in Section 9.1(a)(xii), hypothecate, encumber, sell, transfer or dispose of any portion of the Oil & Gas Assets, other than (A) inventory, spare parts, or equipment that is no longer necessary in the operation of the Oil & Gas Assets or for which replacement equipment of equal or greater value has been obtained or (B) the sale of Hydrocarbons produced from the Oil & Gas Assets, in each case, in the ordinary course of business;

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(v)            (A) make or change any election relating to Taxes, (B) settle or compromise any Tax liability (other than the payment of Taxes or collection of refunds in the ordinary course of business), (C) change any annual Tax accounting period, (D) adopt or change any method of Tax accounting, (E) file any amended Tax Return, (F) surrender any right to claim a Tax refund, or (G) consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment, in each case, to the extent relating to Taxes of a Target Group Member, the Tax Partnership or with respect to Asset Taxes (x) for any tax period (or portion thereof) beginning at or after the Effective Time or (y) for any other tax period to the extent such action would have the effect of increasing the Tax liability of a Target Group Member or of a Buyer Party with respect to the Tax Partnership or with respect to Asset Taxes for any tax period (or portion thereof) beginning at or after the Effective Time;

(vi)            adopt a plan of complete or partial liquidation or dissolution, otherwise adopt resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any Target Group Member, or file a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(vii)           change accounting methods, except as required by changes in GAAP or Law, or as recommended by its independent accountants;

(viii)          conduct, agree to, or propose any operations on the Oil & Gas Assets anticipated to cost (net to the Target Group’s interest in the Oil & Gas Assets) in excess of Two Million Dollars ($2,000,000) per operation; provided that with respect to emergency operations, the Company or ARD Operating shall notify Buyer of such emergency as soon as reasonably practicable following receipt of written notice from any Third Party operator;

(ix)            make any non-consent election with respect to any operation proposed by a Third Party on the Oil & Gas Assets without consulting with Buyer; provided that, in the event the Parties do not agree on or before the fifteenth (15th) Business Day (unless a shorter time is reasonably required by the circumstances or the applicable joint operating agreement) of Buyer’s receipt of any consent request as to whether or not the applicable Target Group Member should elect to participate in such operation, unless the applicable AFE or similar request is reasonably estimated to be for an amount equal to or in excess of Two Million Dollars ($2,000,000) (net to the Target Group’s interest in the Oil & Gas Assets), Seller’s decision shall control;

(x)             enter into any new Contract that, if entered into prior to the Execution Date, would be required to be listed on Schedule 7.14(a), other than customary joint operating agreements entered into in the ordinary course of business, or renew (other than automatic renewals), terminate, extend, novate, materially modify or materially amend any Material Contract, or waive, delay the exercise of, assign or release any material rights or claims thereunder; provided that, the entry into Hedge Contracts, shall be solely governed by subclause (xxv) and the termination of any Hedge Contracts shall be solely governed by Section 9.1(a)(xv);

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(xi)             institute any Proceeding, or enter into, or offer to enter into, any compromise, release or settlement of any Proceeding pertaining to the Oil & Gas Assets or any Target Group Member, or waive or release any material right of the Target Group, for which the amount in controversy is reasonably expected to be in excess of $1,000,000, net to Target Group’s interest, other than any settlement, release or compromise that involves only a payment from Seller to a Third Party and does not otherwise pertain to the Target Group;

(xii)            cancel (unless replaced with a comparable insurance policy) or materially reduce the amount or scope of any insurance policies in effect as of the Execution Date;

(xiii)           relinquish or abandon any of the Oil & Gas Interests, except (A) as required by Law, Permit or any applicable Contract, or (B) for the expiration of any Lease in accordance with its terms;

(xiv)          resign as the operator of any Oil & Gas Assets that are currently operated by any Target Group Member;

(xv)           except as required by Law, enter into any collective bargaining agreement applicable to any employee of any Target Group Member or otherwise recognize any union as the bargaining representative of any such employee;

(xvi)          increase the salaries, wages, bonuses or other compensation or benefits payable or to become payable to any employee of the Target Group other than as provided pursuant to the terms of any Target Employee Benefit Plan or amend, in any material respect, adopt, enter into or terminate any Target Employee Benefit Plan or other employee benefit or compensation arrangement for any employee of the Target Group;

(xvii)         hire or retain or terminate the employment or service of any employees or individuals independent contractors with an annualized base compensation in excess of $100,000 for any individual or $500,000 in the aggregate, other than terminations for cause or to replace a terminated employee or service provider;

(xviii)        adopt any plan of merger, consolidation or reorganization;

(xix)           make any investment in the Securities of, acquire by merger or consolidation with, merge or consolidate with or purchase substantially all of the assets of or otherwise acquire any assets or business of, or acquire any Securities in, any Person, in each case other than any such action solely between or among the Target Group;

(xx)            offer, issue, deliver, sell, grant, pledge, grant any award relating to, transfer or otherwise encumber or dispose of or subject to any Lien or limitation on voting rights, (A) any Securities in any Target Group Member or (B) any Securities convertible into or exchangeable for, or any options, warrants, commitments or rights of any kind to acquire, any such units or membership interests, voting rights or other interests in any Target Group Member;

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(xxi)           create, incur, assume or otherwise voluntarily become liable with respect to any Indebtedness for Borrowed Money, except for Indebtedness for Borrowed Money that will be paid off, terminated or released at or prior to Closing;

(xxii)          make any loans, advances or capital contributions to, or investments in any other Person, other than routine expense advances to its employees in the ordinary course of business consistent with past practice;

(xxiii)         declare, issue, pay or make any dividend or distribution from the Target Group, or set aside any funds for the purpose thereof, in each case, in excess of Fifty Million Dollars ($50,000,000.00), except for Permitted Leakage;

(xxiv)        grant or create any Preferential Purchase Right or Consent with respect to the Oil & Gas Assets or Gathering System (as applicable);

(xxv)          enter into any Hedge Contract, except to the extent permitted under the Target Group’s existing credit facility; or

(xxvi)        agree, whether in writing or otherwise, to do any of the foregoing;

provided that notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall (A) give Buyer, directly or indirectly, the right to control or direct in any manner the operations of the Target Group prior to the consummation of the Closing; or (B) prohibit or restrict any Target Group Member from entering into joint operating agreements in the ordinary course of business. Buyer acknowledges that the Target Group owns an undivided interest in the Non-Operated Assets, and Buyer agrees that the acts or omissions of the other Working Interest owners (including the Third Party operators) who are not Seller, an Affiliate of Seller or the Target Group shall not constitute a breach of the provisions of this Section 9.1(b), and no action required pursuant to a vote of Working Interest owners shall constitute a breach of the provisions of this Section 9.1(b) so long as the Target Group voted its interest, in such a manner that complies with the provisions of this Section 9.1(b). Notwithstanding the foregoing provisions of this Section 9.1(b), in the event of an emergency, Seller may take (and may cause any Target Group Member to take) such action as reasonably necessary and shall notify Buyer of such action promptly thereafter. Any specific action approved (or deemed approved) by Buyer pursuant to this Section 9.1(b) that would otherwise constitute a breach of one of Seller’s or the Companies’ representations and warranties in Article 6 or Article 7 shall be deemed to be an exclusion from all representations and warranties for which it is relevant.

(c)            Commercially Reasonable Efforts. Subject to Section 9.15, which shall govern the subject matter thereof and except as otherwise expressly set forth herein, the Parties shall cooperate and use their respective commercially reasonable efforts to take, or cause to be taken, all appropriate action, and do, or cause to be done, and assist and cooperate with the other Parties in doing, all things necessary, proper or advisable (subject to applicable Laws) to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby. In addition, no Party shall take any actions after the date of this Agreement to intentionally and materially delay the obtaining of, or result in not obtaining, any consent from any Governmental Authority necessary to be obtained prior to Closing, including the satisfaction of the conditions set forth in Article 12.

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(d)            Access to Information. From the Execution Date until the earlier of (x) the date this Agreement is terminated pursuant to Section 13.1 and (y) the Closing Date, subject to the limitations in Section 9.1(e), Section 9.1(f), and Section 14.11, Seller shall grant to Buyer and its authorized representatives reasonable access, during normal business hours and upon reasonable advance notice, to senior management, the properties and the books and records of the Target Group to the extent (and only to the extent) relating to the ownership, operation or transition of the Target Group’s business to Buyer; provided that (i) such access does not unreasonably interfere with the normal operations of the Target Group or of Seller, (ii) such access shall occur in such a manner as Seller reasonably determines to be appropriate to protect the confidentiality of the transactions contemplated by this Agreement, (iii) all requests for access shall be directed to Lauren Ford, General Counsel (at LFord@alta-resources.com) or such other Person as Seller may designate in writing from time to time (the “ARD Contact”), (iv) except to the extent set forth in Section 4.2, such access shall not entitle Buyer to conduct any environmental assessment, including any monitoring, testing or sampling or any Phase I Environmental Site Assessments, and (v) nothing herein shall require Seller or the Target Group to provide access to, or to disclose any information to, Buyer or any other Person if such access or disclosure (A) would breach any obligations to any Third Party or obligation of confidentiality binding on Seller, the Target Group or the Oil & Gas Assets, provides that Seller shall use its commercially reasonable efforts to obtain any applicable waivers of confidentiality restrictions, (B) would cause competitive harm to Seller or the Target Group if the transactions contemplated by this Agreement are not consummated, (C) would be in violation of applicable Laws or regulations of any Governmental Authority or the provisions of any Contract or policy to which the Target Group is a party, or (D) that would result in the waiver of attorney-client privilege or attorney work product. Buyer acknowledges that, pursuant to its right of access to the personnel, the properties and the books and records of the Target Group (including in connection with Buyer’s Independent Title Review and Buyer’s Independent Environmental Review), Buyer will become privy to confidential and other information of Seller and the Target Group and that such confidential information shall be held confidential by Buyer and Buyer’s representatives in accordance with the terms of the Confidentiality Agreement. If Closing should occur, the foregoing confidentiality restriction on Buyer, including the Confidentiality Agreement and the confidentiality restriction in Section 4.2, shall terminate (except as to information related to any assets other than the assets of the Target Group, including any assets of Seller or any of its Affiliates other than the Target Group). Seller or the Target Group shall make available personnel files of the Continuing Employees if and when (I) Buyer provides Seller with such notice reasonably acceptable to Seller that any consent, release, or other permission determined in the discretion of Seller to be necessary in order to comply with applicable Laws, Target Employee Benefit Plans, Contracts, or policies or procedures can be obtained, and (II) such consent, release, or other permission has been obtained, and Buyer agrees that neither Seller nor any Target Group Member shall be required to make available any medical records, workers compensation records, health information of any kind, results of any drug testing or the like to the extent Seller determines in its discretion that providing access to such records, results or information could violate or is not permitted under any applicable Laws, Target Employee Benefit Plans, Contracts, or policies or procedures. For the avoidance of doubt, neither the Target Group nor Seller makes any representation or warranty as to the accuracy of any information (if any) provided pursuant to this Section 9.1(d), and none of Buyer, nor any of its Affiliates or their respective direct or indirect equityholders or representatives, may rely on the accuracy of any such information, in each case, other than the express representations and warranties of Seller and the Companies set forth in Article 6 and Article 7 hereof, as qualified by the Schedules thereto. The information provided pursuant to this Section 9.1(d) will be used solely for the purpose of effecting the transactions contemplated hereby, and will be governed by all of the terms and conditions of the Confidentiality Agreement.

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(e)            Access Indemnity. Notwithstanding any other provision herein to the contrary, Buyer shall indemnify, defend, hold harmless and forever release the each of Seller and its Affiliates, and all of their respective direct and indirect equityholders, partners, members, directors, officers, managers, employees, agents and representatives, from and against any Losses arising out of or in connection with any site visits, access to or inspections of Seller’s or the Target Group’s assets, records or properties or any other diligence activity by or on behalf of Buyer or its Affiliates or their respective officers, employees, agents and representatives (including pursuant to Buyer’s Independent Title Review or Independent Environmental Review), EVEN IF SUCH LOSSES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY OF Seller, the target group, or their respective Affiliates, or any of it or their respective DIRECT AND INDIRECT equityholders, partners, members, directors, officers, managers, employees, agents and representatives, EXCEPTING ONLY (A) LIABILITIES ACTUALLY RESULTING ON THE ACCOUNT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY of Seller, the target group, or their respective Affiliates, or any of it or their respective DIRECT AND INDIRECT equityholders, partners, members, directors, officers, managers, employees, agents and representatives and (B) LIABILITIES THAT WERE EXISTING PRIOR TO SUCH INSPECTIONS OR ARISING OUT OF OR RELATING TO NONCOMPLIANCE WITH ENVIRONMENTAL LAWS THAT ARE MERELY DISCOVERED (BUT NOT WORSENED) BY BUYER OR ANY BUYER’S REPRESENTATIVE DURING SUCH DUE DILIGENCE INVESTIGATION EXCEPT TO THE EXTENT EXACERBATED BY BUYER DURING SUCH DUE DILIGENCE INVESTIGATION.

(f)            Communications. Prior to the Closing, without the prior written consent of Seller (which consent may be given or withheld in Seller’s sole discretion), Buyer shall not (and shall not permit any of its Affiliates or its or their respective employees, counsel, accountants, consultants, financing sources or other representatives to) (i) contact any officer, director, manager, employee, consultant, direct or indirect equityholder, distributor, supplier, customer, contractor, or joint venture partner of the Target Group or of Seller or any Third Party operator of the Oil & Gas Assets, or other material business relation of the Target Group other than the ARD Contact (collectively, the “Restricted Contacts”) in connection with the transactions contemplated hereby or engage in any discussions with any Restricted Contact in respect of the transactions contemplated by this Agreement and (ii) make any announcement or communication to any Restricted Contact regarding this Agreement or any of the transactions contemplated hereby.

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Section 9.2             Affirmative and Negative Covenants of the Buyer Group. From the Execution Date until the earlier of (a) the date this Agreement is terminated pursuant to Section 13.1 and (b) the Closing Date, except as otherwise contemplated or permitted by this Agreement, the Buyer Parties shall, and shall cause each other member of the Buyer Group to, use commercially reasonable efforts to operate their respective business in the ordinary course in all material respects and to (i) maintain the books of account and records relating to the Oil & Gas Assets in the usual, regular and ordinary manner, in accordance with its usual accounting practices and (ii) preserve substantially intact the present business organization of the Buyer Group. Without limiting the foregoing, except (x) as required by Law, (y) except as may be required pursuant to this Agreement in connection with the Buyer Parent Stockholder Approval, or (z) as consented to in writing (which consent may be given by email in accordance with Section 14.1, and which consent may not be unreasonably withheld, conditioned or delayed) by Seller, Buyer Parent shall not (and shall cause each member of the Buyer Group to not):

(a)            amend, modify, waive, rescind, restate or otherwise change the Buyer Parent’s Governing Documents;

(b)            authorize, declare, set aside, make or pay any dividends on or any distributions with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, stock or other Securities of Buyer Parent or any its Subsidiaries), except for transactions that would require an adjustment to the Purchase Price pursuant to Section 2.3, and for which the proper adjustment is made;

(c)            liquidate (completely or partially), dissolve, recapitalize or adopt a plan of complete or partial liquidation or dissolution with respect to Buyer Parent or Buyer;

(d)            issue any shares of preferred stock of Buyer Parent;

(e)            enter into any agreement with respect to, or consummate, any acquisition (including by merger, business combination, consolidation or acquisition of stock or assets or any other means) of or investment in (by contribution to capital, property transfers, purchase of Securities or otherwise) any Person (or any material portion of the capital stock, equity interests, Securities or assets of such Person) if such acquisition or investment would reasonably be expected to (i) prevent or materially delay or materially impair the ability of Buyer Parent to secure the expiration or termination of the applicable waiting period under the HSR Act with respect to transactions contemplated hereby or (ii) result in any shareholder consent or approval that would impact the transactions contemplated hereby, including with respect to the issuance of the Stock Consideration;

(f)             take any action in violation or contravention of any material provision of the Buyer Parent’s Governing Documents or the Governing Documents of the Buyer, applicable Law or any applicable rules and regulations of the SEC and NYSE;

(g)            change accounting methods, except as required by changes in GAAP or Law, or as recommended by its independent accountants; or

(h)            agree, commit or authorize, in writing or otherwise, to take any of the foregoing actions.

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Section 9.3            Further Assurances. Upon the request of a Party, at any time on or after the Closing, the Party or Parties shall (and shall cause its Affiliates to) promptly execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction, or authorization and other documents as the requesting Party may reasonably request in order or to otherwise effectuate the purposes of this Agreement or the Related Agreements.

Section 9.4            Confidentiality; Publicity.

(a)           In furtherance of the confidentiality restrictions set forth in Sections 4.2 and 9.1(d), prior to the Closing and after any termination of this Agreement, as applicable, the Buyer Parties shall hold, and shall cause their respective Affiliates and its and their respective representatives to hold, in confidence, all confidential documents and information concerning Seller and the Target Group furnished to the Buyer Parties or their representatives in connection with this Agreement and the transactions contemplated hereby in the manner specified in the Confidentiality Agreement. Notwithstanding anything to the contrary in the Confidentiality Agreement or this Section 9.4, without the prior written consent of the other Parties, no Party shall issue any press release or make any announcement to the general public pertaining to this Agreement or the transactions contemplated hereby or otherwise disclose the existence of this Agreement and the transactions contemplated hereby and thereby to any Third Party, except (a) as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange, in which case the Party proposing to issue such press release or make such public announcement or make such disclosure shall use commercially reasonable efforts to consult in good faith with the other Party before issuing any such press releases or making any such announcements or disclosures to the general public, (b) in connection with the procurement of any necessary consents, approvals, payoff letters, the Buyer Parent Stockholder Approval, and financing in connection with this Agreement, and similar documentation and (c) that each Party may disclose the terms of this Agreement to their respective current and prospective debt and equity investors, accountants, legal counsel and other representatives as necessary in connection with the ordinary conduct of their respective businesses; provided that such persons agree to keep the terms of this Agreement strictly confidential. Notwithstanding the foregoing, to the extent applicable, each Party and its direct and indirect equityholders and their respective Affiliates may disclose to their direct and indirect limited partners and members such information as is customarily provided to current or prospective limited partners in private equity funds or other similar financial investment funds.

(b)           Seller agrees that, during the period commencing on the Closing Date and ending on the four (4)-year anniversary of the Closing Date, Seller shall, and shall cause its controlled Affiliates and its and their respective representatives to, and shall direct its other Affiliates and its and their respective representatives to, in each case hold in confidence all, and not divulge or disclose any Confidential Information; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure in breach of this (b) by Seller or any of its controlled Affiliates or its or their respective representatives, (ii) information that is or becomes available to Seller or its controlled Affiliates after the Closing on a non-confidential basis other than as a result of a disclosure in breach of this (b) by Seller or any of its Affiliates or its or their respective representatives, (iii) following the Closing, is independently developed by Seller or its controlled Affiliates or its or their respective representatives without reference to or the use of any Confidential Information, or (iv) to the extent necessary to enforce the Seller’s rights under this Agreement and any Related Agreement. Notwithstanding the foregoing, in the event Seller or its controlled Affiliates or its or their respective representatives, as applicable, is, upon the advice of legal counsel, required by Law, regulatory authority or other applicable judicial or governmental order to disclose any Confidential Information, then, to the extent permitted by applicable Law, Seller shall provide Buyer with prompt written notice of any such requirement so that Buyer or the Target Group may seek (at Buyer’s expense) a protective order or other appropriate remedy and/or waive compliance with the terms hereof. Notwithstanding anything contained herein to the contrary, Seller and its controlled Affiliates may disclose Confidential Information to actual and potential debt and equity investors (and their representatives) in connection with ordinary course fundraising activities of Seller or any of its controlled Affiliates (subject to such recipients thereof being bound by customary confidentiality obligations with respect thereto).

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Section 9.5            Fees and Expenses. Each Party shall be liable for and pay all of its own costs and expenses (including attorneys’, accountants’ and investment bankers’ fees and other out-of-pocket expenses) in connection with the negotiations and execution of this Agreement and the Related Agreements, the performance of such Party’s obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereunder; provided that the Buyer Parties shall pay and be fully responsible for (a) all filing fees (if any) under any Laws applicable to the Buyer Parties, (b) all fees, costs and expenses (if any) incurred in respect of the financing by the Buyer Parties and their Affiliates of the transactions contemplated by this Agreement and the Related Agreements, (c) any Transfer Taxes, (d) all fees, costs and expenses of the Tail Policy, (e) the fees and costs of the Escrow Account, (f) any filing fees with respect to any filings required under the HSR Act in connection with this Agreement, (g) the R&W Insurance Policy, (h) any obligations of the Buyer Parties pursuant to Section 5.2(b) and (i) all fees, costs and expenses contemplated by Section 9.11, Section 9.16 and Section 9.17.

Section 9.6            Managers and Officers.

(a)          Buyer acknowledges that (i) each person that prior to the Closing served as a director, officer, manager, employee, agent, trustee, partnership representative or fiduciary of any Target Group Member or who, at the request of a Target Group Member, served as a director, officer, manager, member, employee, agent, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, with such person’s heirs, executors or administrators, the “Target Indemnified Persons”) is entitled to indemnification, expense reimbursement and exculpation to the extent provided in the Governing Documents of the Target Group in effect as of the Execution Date (“D&O Provisions”), (ii) such D&O Provisions are rights of contract and (iii) no amendment or modification to any such D&O Provisions shall affect in any manner the Target Indemnified Persons’ rights, or the Company’s or ARD Operating’s obligations, as applicable, with respect to claims arising from facts or events that occurred on or before the Closing.

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(b)          At or prior to the Closing Date, Seller shall cause each of ARD Marcellus and ARD Operating to purchase (at Buyer’s sole cost and expense) and maintain in effect for a period of six (6) years thereafter, (i) a tail policy to the current policy of directors’ and officers’ liability insurance maintained by the Company or ARD Operating, as applicable, which tail policy shall be effective for a period from the Closing through and including the date six (6) years after the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing, and which tail policy shall contain substantially the same coverage and amounts as, and contain terms and conditions no less advantageous than, in the aggregate, the coverage currently provided by such current policy and (ii) “run-off” coverage as provided by the Company’s or ARD Operating’s, as applicable, fiduciary and employee benefit policies, in each case, covering those Persons who are covered on the Execution Date by such policies and with terms, conditions, retentions and limits of liability that are no less advantageous than the coverage provided under the Company’s or ARD Operating’s, as applicable, existing policies (collectively, the “Tail Policy”). No claims made under or in respect of such Tail Policy shall be settled without the prior written consent of Seller, such consent not to be unreasonably withheld, conditioned or delayed.

(c)           If Buyer or a Target Group Member or any of their respective successor or assigns (i) consolidates with or merges into another Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfer or conveys all or substantially all of its assets to any Person, then, and in each case, to the extent not assumed by operation of law, Buyer shall use commercially reasonable efforts to make proper provision so that the successors and assigns of Buyer or a Target Group Member, as the case may be, shall assume the obligations set forth in this Section 9.6, provided, that nothing in this Section 9.6(c) shall relieve Buyer from its obligation to cause the Tail Policy to remain in full force and effect.

(d)          The provisions of this Section 9.6 shall survive the Closing and each Target Indemnified Person is expressly intended as a third-party beneficiary of this Section 9.6.

Section 9.7            Post-Closing Access to Books and Records. From and after the Closing Date, Buyer shall, and shall cause the Target Group to, provide Seller and its advisors and representatives with reasonable access (for the purpose of examining and copying at Seller’s sole expense), at reasonable times and upon reasonable advance notice, but at the sole cost of Seller, to the books and records of the Target Group with respect to periods prior to the Closing Date; provided, however, nothing herein shall require Buyer or the Target Group to provide access to, or to disclose any information to, Seller or any other Person if such access or disclosure would (A) would breach any obligations to any Third Party or obligation of confidentiality binding on Buyer, the Target Group or the Oil & Gas Assets; provided that, Buyer shall use commercially reasonable efforts (without any obligation to incur any out-of-pocket expenses or provide any consideration in connection therewith) to obtain waivers or consents in respect of such confidentiality restrictions; or (B) be in violation of applicable Laws or regulations of any Governmental Authority or the provisions of any Contract or policy to which the Target Group is a party. Unless otherwise consented to in writing by Seller, Buyer shall cause the Target Group to not, for a period of seven (7) years following the Closing Date, destroy, alter or otherwise dispose of any documents of any kind, or books and records of the Target Group, or any portions thereof, relating to periods prior to the Closing Date without first giving reasonable prior written notice to Seller and offering to surrender to Seller such books and records or such portions thereof. Following notice of such destruction, alteration or disposition, if Seller so requests, Seller may take possession of such books and records. The Buyer Parties acknowledge and agree that Seller and its Affiliates shall be entitled to retain a copy of the files and records set forth on Schedule 9.7 from and after the Closing and shall be entitled to rely and use such files and records, subject to compliance with Section 9.4(b).

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Section 9.8            Employee Matters.

(a)           During the twelve (12)-month period following the Closing Date, Buyer shall or shall cause the Target Group to take all actions necessary so that each employee who is employed by a Target Group Member immediately prior to the Closing and who continues employment with a Target Group Member or Buyer or any of their Affiliates following the Closing (including any employee on paid time off, leave of absence, or disability) (each, a “Continuing Employee”) receives base salary or wage rate and bonus and other incentive opportunities (excluding equity and equity-based compensation) that are substantially comparable in the aggregate to what is provided to such employee immediately prior to Closing. Without limiting the foregoing, Buyer agrees to provide Continuing Employees with severance protection consistent with the terms set forth on Schedule 9.8.

(b)          Buyer shall or shall cause the Target Group and their Affiliates to take all actions necessary so that Continuing Employees shall receive service credit for eligibility and vesting purposes under each benefit or compensation plan, program, policy, contract, agreement or arrangement maintained following the Closing by Buyer, the Target Group or any of their Affiliates and for determining level of benefits under any severance, vacation or paid time-off plan, program policy, contract, agreement or arrangement maintained following the Closing by Buyer, the Target Group or any of their Affiliate to the same extent and for the same purposes as credited as of the Closing under any Target Employee Benefit Plan. Buyer shall or shall cause the Target Group to use commercially reasonable efforts to waive or cause to be waived any welfare benefit applicable waiting periods, pre-existing condition exclusions, actively-at-work requirements, evidence of insurability requirements and any similar retirements or limitations. Buyer and the Target Group shall be solely responsible for any and all obligations arising under Section 4980B of the Code, including with respect to all “M&A qualified beneficiaries” (as defined in Treasury Regulation Section 54.4980B-9).

(c)           Following the Closing, Buyer and the Target Group and their Affiliates shall not continue to operate the Target Group’s annual incentive plans or any other Target Employee Benefit Plan that is an annual or other periodic performance bonus plan (each such plan, a “Target Bonus Plan”). On the Closing Date or as soon as practicable thereafter, Buyer shall cause each employee of the Target Group to receive a partial cash bonus payment for the performance period then in progress under the applicable Target Bonus Plan in an amount equal to such employee’s target bonus amount under such Target Bonus Plan multiplied by a fraction, the numerator of which in the number of days elapsed from the start of the performance period then in progress and the denominator of which is three hundred sixty five (365) (or such other number of days in the applicable performance period). In addition, Continuing Employees who remain employed through the end of the calendar year that includes the Closing Date shall have the opportunity to earn a bonus for such calendar year that, when aggregated with the payout at Closing, is at the same target level as in effect immediately prior to Closing.

(d)          If Buyer or a Target Group Member or any of their respective successor or assigns (i) consolidates with or merges into another Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfer or conveys all or substantially all of its assets to any Person, then, and in each case, to the extent not assumed by operation of law, proper provision shall be made so that the successors and assigns of Buyer or a Target Group Member, as the case may be, shall assume the obligations set forth in this Section 9.8.

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(e)           Nothing contained in this Section 9.8 (whether express or implied) shall (i) create or confer any rights, remedies or claims upon any employee of the Target Group, (ii) be considered or deemed to establish, amend, or modify any Target Employee Benefit Plan, or (iii) confer any rights or benefits (including any third-party beneficiary rights) on any Person other than the Parties to this Agreement.

(f)            Notwithstanding anything in this Agreement to the contrary, neither Buyer nor the Target Group is assuming and none of Buyer or any Target Group Member shall have any obligation or liability of any kind under or in relation to any Seller Employee Benefit Plan (“Seller Plan Liabilities”). From and after the Closing Date, Seller shall at all times retain and satisfy (or cause to be satisfied) all Seller Plan Liabilities.

Section 9.9             Insurance. Buyer shall be solely responsible from and after Closing for providing insurance to the Target Group and its business for events or occurrences occurring after the Closing. Buyer acknowledges that all insurance arrangements maintained by Seller and its Affiliates (other than the Target Group) for the benefit of the Target Group and their Affiliates, if any, will be terminated as of the Closing and no further business interruption, property or Losses shall be covered under any such insurance arrangements; provided, that to the extent permitted under the terms of the insurance policies set forth on Schedule 7.18, Seller shall use commercially reasonable efforts to assign, transfer and set over to Buyer or subrogate Buyer to all of Seller’s right, title and interest (if any) in any insurance claims with respect to matters arising from and after the Effective Time and remain outstanding as of the Closing; provided, further, that a denial by any insurance carrier to permit the foregoing shall not be a breach of this covenant and in no event shall Seller or its Affiliates be required to incur any costs, fees or expenses in connection with the assignment, transfer or subrogation of any such insurance claims.

Section 9.10          R&W Insurance Policy. The R&W Insurance Policy, to the extent obtained by Buyer, shall include (a) the insurer thereunder expressly waiving, and agreeing not to pursue, directly or indirectly, any subrogation rights against Seller with respect to any claim made by any insured thereunder and (b) the insurer thereunder expressly agreeing that the Buyer Parties and its Affiliates shall have no obligation to pursue any claim against Seller in connection with any Losses. Buyer agrees to not seek to make, enter into or consent to, any amendment to the R&W Insurance Policy following the Closing that would adversely affect the rights of Seller without Seller’s prior written consent.

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Section 9.11          Credit Support. The Parties agree and acknowledge that the Credit Support listed on Schedule 9.11 provided by Seller or any of its Affiliates in support of obligations of the Target Group shall be returned to Seller or its Affiliate, as applicable, and Seller or such Affiliate released of all obligations thereunder. On or before the Closing Date, Buyer (with reasonable cooperation from Seller or its applicable Affiliate) shall use commercially reasonable efforts obtain, and deliver to Seller evidence of, all necessary replacement Credit Support (including the full release of Seller or its applicable Affiliate of any continuing obligations thereunder) for all Credit Support set forth on Schedule 9.11 that is provided to a Third Party under any existing Contract or agreement or Governmental Authority in support of the obligations of the Target Group, with such release and replacement in the form and substance satisfactory to such Third Party or Governmental Authority and Seller or its applicable Affiliate; provided that Buyer shall be responsible for payment of any and all fees, costs and expenses associated with the replacement Credit Support and full release of Seller or its applicable Affiliate of the Credit Support listed on Schedule 9.11. If Buyer is unable to obtain the full and unconditional release of Seller and any applicable Affiliate of Seller from any Credit Support set forth on Schedule 9.11 as of the Closing (each such Credit Support, until such time as it is released, “Continuing Support Obligation”): (i) Buyer shall indemnify, hold harmless and reimburse Seller or such applicable Affiliate for any and all Losses (including any issuance, amendment or maintenance fees and expenses) incurred by Seller or such Affiliate in connection with any demand upon any Continuing Support Obligation (including reimbursement immediately following demand therefor with respect to any demand or draw upon, or withdrawal from, any Continuing Support Obligation); (ii) Buyer shall not, and shall cause its Affiliates not to, effect any material amendments or modifications or any other changes to the Contracts or obligations to which any of the Continuing Support Obligations relate; assign, authorize or transfer to a third party any Contracts or obligations to which any of the Continuing Support Obligations relate; or otherwise take any action that could increase, extend or accelerate the liability of Seller or any Affiliate of Seller under any Continuing Support Obligation, without Seller’s prior written consent; and (iii) to the extent that any Affiliate of Seller has any performance obligations under any Continuing Support Obligations from and after the Closing, Buyer shall (A) at any Affiliate of Seller’s reasonable request and without creating any agency relationship or agency liability in respect thereof perform such obligations of such Affiliate to the maximum extent practicable, or (B) otherwise take such actions as may be reasonably requested from time to time by the applicable Affiliate so as to put such Affiliate in the same position as if Buyer had performed or was performing such obligations.

Section 9.12          Affiliate Arrangements. At or prior to the Closing, but after the payment of any amounts owing pursuant thereto as part of the Transaction Expenses, Seller shall take (or cause to be taken) all actions necessary to (a) terminate all Affiliate Arrangements (other than those set forth on Schedule 9.12) in a manner such that no Target Group Member nor any of its controlled Affiliates has any liability or obligation with respect thereto at or following the Closing and (b) have the parties to such Affiliate Arrangements (other than those set forth on Schedule 9.12) release and waive any and all claims that any of them may have under such arrangements as of the termination date. Such actions shall be effected pursuant to a Termination Agreement in the form attached hereto as Exhibit K.

Section 9.13          Name Change; Domain Name.

(a)           Within ten (10) Business Days of the Closing Date, Buyer shall cause the Target Group to file all documentation reasonably necessary to change the legal name of the Companies and the Company Subsidiaries in all applicable jurisdictions to remove “ARD,” “Alta” “Alta Resources” and any variants thereof (including any words, graphics, or designs that are confusingly similar thereto) (collectively, the “ARD Marks”) from their legal names, and no later than sixty (60) days after Closing, remove, strike over or otherwise obliterate all materials, including, without limitations, any vehicles, business cards, schedules, stationary, packaging materials, displays, signs, promotional materials, manuals, forms, computer software and other materials referencing such legal names or any ARD Mark by the Target Group prior to Closing. From and after Closing, (a) none of Buyer, any Company or any Company Subsidiary shall object to (i) the formation by Seller or its Affiliates of any entity using any ARD Mark, or (ii) the use by Seller or its Affiliates of any logo, trademark, service mark, or trade name used by any Company or any Company Subsidiary prior to the Closing as the logo, trademark, service mark, or trade name for any other Person, and (b) each of Buyer, each Company and each Company Subsidiary shall provide such consents as may be reasonably requested in connection with (i) the formation of such new Persons or (ii) any registration or filing with a Governmental Authority related to any logo, trademark, service mark, or trade name. For the avoidance of doubt, from and after the Closing, subject to the terms of this Section 9.13, the Buyer Parties and their Affiliates (including after the Closing, the Target Group) shall have no right to use any ARD Mark.

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(b)          The Buyer Parties acknowledge and agree that from after the Closing they shall work to migrate of all necessary data related to the ownership or operation of the Oil & Gas Assets, the Continuing Employees or the ownership and operation of the Target Group Members from the domain name and context of the alta-resources.com website as promptly as reasonable practicable, and following the completion of such migration (the Closing through such completion, the “Transition Period”), shall transfer the domain name and context of the alta-resources.com website (including, for the avoidance of doubt, the associated email domain (i.e., @alta-resources.com) and website content) back to Seller or its designee. During the Transition Period, Buyer will (i) provide forwarding from the alta-resources.com website to the Seller’s new designated website (as may be identified by Seller to Buyer) by placing a hyperlink to such designated website on the alta-resources.com website, (ii) provide hosted email and other Microsoft Outlook services for the Transferred Employees on such domain if requested by Seller, with such services provided in a manner consistent with the historical provision of similar services provided by Buyer and its Affiliates during the twelve (12) month period prior to Closing, and (iii) cause all emails of Joseph G. Greenberg, Jennifer M. McCarthy, R. Kenley Steeg and the Transferred Employees (collectively, the “Applicable Domain Employees”) hosted on such domain following the Closing (the “Hosted Emails”) to be forwarded to the email addresses identified in writing by Seller, and thereafter delete all such Hosted Emails from its servers, unless and until internal legal counsel believes in good faith that any such Hosted Emails should be retained, in which case, Buyer shall immediately notify Seller of such retention, and within 5 Business Days thereof, Buyer shall seek advice from outside counsel on whether such retention is reasonably necessary (clauses (i) through (iii), collectively, the “Services”). Prior to accessing any Hosted Emails from or received by any of the Applicable Domain Employees or any Hosted Emails of the Transferred Employees sent or received following the Closing, Buyer shall, to the extent permitted by applicable Law, first obtain the written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed if reasonably expected to contain data related to the ownership or operation of the Oil & Gas Assets, the Continuing Employees or the ownership or operation of Target Group Members, provided, however, that Buyer shall be entitled to access any such information upon prior notice to Seller (unless prohibited by Law upon reasonable advice from counsel) if, upon the advice of legal counsel, such access is required by Law, regulatory authority or other applicable judicial or governmental order.

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(c)           With respect to any information obtained by Buyer Parties as a result of its control of the domain name and context of the alta-resources.com website to the extent that is not related the ownership or operation of the Oil & Gas Assets, the Continuing Employees or the ownership or operation of the Target Group Members (the “Confidential Domain Information”), for a period of four (4)-years following the Closing Date, the Buyer Parties shall, and shall cause its respective representatives to, and shall direct its other Affiliates and its and their respective representatives to, in each case hold in confidence all, and not divulge, use or disclose any Confidential Domain Information; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure in breach of this subsection (c) by Buyer Parties or any of its Affiliates or its or their respective representatives, (ii) information that is or becomes available to Buyer Parties or their Affiliates after the Closing on a non-confidential basis other than as a result of a disclosure in breach of this subsection (c) by Buyer Parties or any of their Affiliates or its or their respective representatives, (iii) following the Closing, is independently developed by the Buyer Parties or their Affiliates or its or their respective representatives without reference to or the use of any Confidential Domain Information, or (iv) to the extent necessary to enforce the Buyer Parties’ rights under this Agreement and any Related Agreement. Notwithstanding the foregoing, in the event any Buyer Party or its controlled Affiliates or its or their respective representatives, as applicable, is, upon the advice of legal counsel, required by Law, regulatory authority or other applicable judicial or governmental order to disclose any Confidential Domain Information, then, to the extent permitted by applicable Law, Buyer shall provide Seller with prompt written notice of any such requirement so that the Seller may seek (at Seller’s expense) a protective order or other appropriate remedy and/or waive compliance with the terms hereof.

(d)           Following the Transition Period, the Buyer Parties shall, and shall cause its and their respective representatives to, and shall direct its other Affiliates and its and their respective representatives to, solely to the extent relating to Hosted Emails, other Outlook records, and other information of any of the Applicable Domain Employees obtained by Buyer Parties as a result of its control of the domain name and context of the alta-resources.com website and in their possession or control, in each case, originating (i) prior to January 1, 2017 or (ii) from and after Closing, promptly (A) return to the Seller or destroy (at Seller’s option) all copies of the Hosted Emails, other Outlook records, and other information of any of the Applicable Domain Employees obtained by Buyer Parties as a result of its control of the domain name and context of the alta-resources.com website and in their possession or control, and (B) upon Seller’s request, the Buyer Parties shall certify in writing, their and their Affiliates’ compliance with the provisions of this Section. Notwithstanding the foregoing, no copy created pursuant to standard electronic backup procedures shall be required to be returned or destroyed.

(e)           In respect of any breach, compromise or violation of information technology or network security or compromise of data (including sensitive, confidential and personal information) in connection with the Services with respect to the Hosted Emails, other Outlook records, and other information of any of the Applicable Domain Employees obtained by Buyer Parties as a result of its control of the domain name and context of the alta-resources.com website and in their possession or control, in each case, that is reasonably expected to materially affect the business of Seller or any of its Affiliates (a “Security Breach”), Buyer shall, in addition to any of the Buyer Parties’ reporting requirements: (i) (A) immediately notify Seller in the case of any confirmed Security Breach; and (B) within 24 hours of identifying any suspected Security Breach regardless of the status of Buyer’s investigation, report the particulars of such Security Breach to Seller; (ii) investigate such Security Breach and conduct a root cause analysis of such Security Breach; (iii) provide periodic updates of any ongoing investigation to Seller; (iv) develop and implement an appropriate plan to remediate the cause of such Security Breach; and (v) cooperate with Seller’s reasonable investigation or efforts to comply with any notification or other regulatory requirements applicable to such Security Breach.

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Section 9.14          Rule 144 Matters.

(a)           Removal of Legend. In connection with a sale of shares of Buyer Parent Common Stock by Seller in reliance on Rule 144, Seller or its broker shall deliver to the Transfer Agent and Buyer Parent a broker representation letter providing to the Transfer Agent and Buyer Parent any information Buyer Parent deems necessary to determine that such sale of the shares of Buyer Parent Common Stock is made in compliance with Rule 144. Upon receipt of such representation letter, Buyer Parent shall promptly direct its transfer agent to remove the notation of a restrictive legend in Seller’s certificate or the book entry account maintained by the Transfer Agent, including the legend set forth on Schedule 9.14, and Buyer Parent shall bear all costs associated therewith. At such time as the shares of Buyer Parent Common Stock have been sold pursuant to an effective registration statement under the Securities Act or have been held by Seller for more than six months if Seller is not, and has not been in the preceding three months, an Affiliate of Buyer Parent (as defined in Rule 144), if the book entry account or certificate for such shares of Buyer Parent Common Stock still bears the notation of the restrictive legend set forth on Schedule 9.14, Buyer Parent agrees, upon request of Seller or permitted assignee, to take all steps necessary to effect the removal of the legend set forth on Schedule 9.14 from the Stock Consideration no later than two (2) Business Days following such request by Seller, and Buyer Parent shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as Seller or its permitted assigns provide to Buyer Parent any information Buyer Parent deems reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws. Buyer Parent shall cooperate with Seller to effect the removal of the legend referred to in Schedule 9.14 at any time such legend is no longer appropriate.

(b)           Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Stock Consideration to the public without registration, Buyer Parent agrees to use its reasonable best efforts to:

(i)            make and keep public information regarding Buyer Parent available, as those terms are understood and defined in Rule 144, at all times from and after the Closing Date until all shares of Buyer Parent Common Stock held by Seller are Freely Tradable;

(ii)            file with the SEC in a timely manner all reports and other documents required of Buyer Parent under the Securities Act and the Exchange Act at all times from and after the Closing Date until all shares of Buyer Parent Common Stock held by Seller are Freely Tradable;

(iii)          until all shares of Buyer Parent Common Stock held by Seller are Freely Tradable, furnish to Seller forthwith upon request a copy of the most recent annual or quarterly report of Buyer Parent, and such other reports and documents so filed as Seller may reasonably request in availing itself of any rule or regulation of the SEC allowing Seller to sell any such shares of Buyer Parent Common Stock without registration; and

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(iv)          take such further action as Seller may reasonably request, all to the extent required from time to time to enable Seller to sell its shares of Buyer Parent Common Stock without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

(c)           Buyer Parent acknowledges and agrees that the provisions of this Section 9.14 are intended to be for the benefit of, and shall be enforceable by, any designee (and such designees permitted assigns, heirs and personal representatives) of Seller who receives Stock Consideration pursuant to Section 2.3(e), and may not be amended in any manner adverse to such Persons without their prior written consent; provided, further, this Section 9.14 shall be binding on all successors and permitted assigns of Buyer Parent.

Section 9.15          Regulatory Approvals.

(a)           Each Party and each Party’s respective Affiliates shall, prepare and submit, or cause to be prepared and submitted, to the applicable Governmental Authority, as soon as is practical following the Execution Date (but no later than ten (10) Business Days following the Execution Date), all necessary filings in connection with the transactions contemplated by this Agreement that may be required for obtaining the Required Governmental Approvals or any other Governmental Approvals under applicable Laws prior to the Closing Date. Each Party shall, and shall cause its respective Affiliates to, submit the required filings as soon as practicable, but, with respect to any filings required under the HSR Act, in no event later than ten (10) Business Days after the Execution Date of this Agreement. The Parties shall request or cause to be requested expedited treatment of any such filings (including early termination of any applicable waiting periods under the HSR Act), promptly make any appropriate or necessary subsequent or supplemental filings, and cooperate with one another in the preparation of such filings in such manner as is reasonably necessary and appropriate.

(b)           No Party shall take, and shall cause its respective Affiliates not to take, any action that could reasonably be expected to adversely affect or materially delay or impair the approval of any Governmental Authority of any of the aforementioned filings. Notwithstanding any other provision of this Agreement, the Buyer Parties shall, and shall cause its Affiliates to, promptly take, in order to consummate the transactions contemplated by this Agreement and the Related Agreements, any and all actions reasonably necessary, proper or advisable in order to secure the expiration or termination of any applicable waiting period in connection with a Governmental Approval (including in connection with the expiration or termination of any applicable waiting periods under the HSR Act), including using reasonable best efforts to: (i) resolve any objections asserted with respect to the transactions contemplated by this Agreement raised by any Governmental Authority; (ii) prevent the entry of any orders of the applicable Governmental Authority having jurisdiction, and to have vacated, lifted, reversed or overturned any order, that would prevent, prohibit, restrict, or delay the consummation of the transactions contemplated by this Agreement; (iii) enter into any settlement, undertaking, consent decree, stipulation or agreement with any Governmental Authority in connection with the transactions contemplated by this Agreement; and (iv) litigate, challenge or take any other action with respect to any Proceeding in connection with the transactions contemplated by this Agreement.

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(c)           Subject to applicable confidentiality restrictions or restrictions required by applicable Laws, each Party will notify the other Party promptly upon the receipt by such Party or its Affiliates of (i) any material comments or questions from any officials of any Governmental Authority in connection with any filings made pursuant to this Section 9.15 or the transactions contemplated by this Agreement and (ii) any request by any officials of any Governmental Authority for amendments or supplements to any filings made pursuant to any applicable Laws of any Governmental Authority or answers to any material questions, or the production of any documents, relating to an investigation of the transactions contemplated by this Agreement by any Governmental Authority. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to this Section 9.15, each Party shall promptly inform the other Party of such occurrence and cooperate in filing promptly with the applicable Governmental Authority such amendment or supplement. Without limiting the generality of the foregoing, each Party shall provide to the other Party (or its advisors), upon reasonable request and subject to appropriate confidentiality protections, copies of all material correspondence between such Party and any Governmental Authority relating to the transactions contemplated by this Agreement. The Parties may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the others under this Section 9.15 as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the Party providing such materials. In addition, to the extent reasonably practicable and subject to appropriate confidentiality protections, all material discussions, telephone calls, and meetings with a Governmental Authority regarding the transactions contemplated by this Agreement shall include representatives of both Buyer and Seller. Subject to applicable Laws and to the extent reasonable practicable, the Parties shall consult and cooperate with each other in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, and proposals made or submitted to any Governmental Authority regarding the transactions contemplated by this Agreement by or on behalf of any Party.

Section 9.16         Company Hedges. Prior to the Closing, Buyer and Seller shall each use commercially reasonable efforts to take all actions necessary to novate (or to cause to be novated) the Hedge Contracts described in Schedule 9.16 (as may be amended by Seller prior to Closing, based on the entry of any Hedge Contracts permitted under Section 9.1(b), the “Company Hedges”), other than the Hedge Contracts set forth on Schedule 9.1(a), from the Company to Buyer at Closing pursuant to the Novation Agreements (including, with respect to Buyer, entering into an ISDA Master Agreement with each Company Hedge Counterparty and accepting the novation of such Company Hedges at Closing). Buyer (a) shall bear sole economic responsibility for any and all Hedge Transfer Fees and (b)(i) with respect to any Company Hedge that, notwithstanding compliance with Section 9.16, cannot be novated to Buyer at Closing and (ii) with respect to any Company Hedge set forth on Schedule 9.1(a), whether or not Seller successfully terminates such hedges prior to Closing (each of (i) and (ii), an “Excluded Hedge”), Buyer shall bear sole economic responsibility for (if the Aggregate Excluded Hedge Termination Value is a negative number) or shall be entitled to (if the Aggregate Excluded Hedge Termination Value is a positive number) the net amount of all of the Hedge Termination Values for all of the Excluded Hedges (such amount, the “Aggregate Excluded Hedge Termination Value”). For the avoidance of doubt, changes in the economic terms of the Company Hedges required by a Company Hedge Counterparty prior to or in connection with novation are the responsibility of Buyer. Notwithstanding anything to the contrary in this Agreement, there shall be no adjustment made to Base Purchase Price for the settlement and termination of (or, alternatively, the failure to settle and terminate) any Company Hedge set forth on Schedule 9.1(a), including for the avoidance of doubt, any decrease in the amount of cash as a result of any amounts paid in connection with any terminated interest rate hedge.

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Section 9.17          Seismic Licenses. Buyer acknowledges that certain seismic data and information that is currently licensed by the Target Group from Third Parties (the “Licensed Seismic Data”) may not be transferable to Buyer (directly or indirectly, including upon a change in control of any Target Group Member) at Closing. At Buyer’s request, between the Execution Date and Closing, Seller shall (and shall cause the Target Group to) use commercially reasonable efforts to cooperate with any reasonable requests from Buyer to assist in obtaining new licenses (or the transfer of any existing licenses or licensed data) pertaining to such Licensed Seismic Data; provided that Buyer shall be responsible for the payment of any and all transfer or other fees, costs, and expenses associated with obtaining any such license (or the transfer of any existing license or licensed data) from the applicable Third Party.

Section 9.18          Preparation of the Proxy Statement; Buyer Parent Stockholders Meeting.

(a)            As soon as practicable following the Execution Date, but in any event within thirty (30) Business Days following the Execution Date, Buyer Parent shall (i) prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement in preliminary form containing the information specified in Schedule 14A of the Exchange Act in connection with this Agreement and the transactions contemplated hereby (the “Proxy Statement”) and (ii) in consultation with Seller, set a preliminary record date for the Buyer Parent Stockholders Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith. Seller shall as promptly as practicable furnish to Buyer Parent such data and information relating to it, its Subsidiaries and the holders of its capital stock as Buyer Parent may reasonably request for the purpose of including such data and information in the Proxy Statement and any amendments or supplements thereto, so that the Proxy Statement conforms in form and substance to the requirements of the Exchange Act. Buyer Parent shall cause the Proxy Statement and all other documents that Buyer Parent is responsible for filing with the SEC in connection with the transactions contemplated by this Agreement to comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder. Buyer Parent shall use its commercially reasonable efforts to (A) have the Proxy Statement cleared by the SEC as promptly as practicable after the filing thereof and (B) cause the Proxy Statement to be mailed to the Buyer Parent Stockholders as promptly as practicable. Buyer Parent shall obtain and furnish the information required to be included in the Proxy Statement, shall provide Seller as promptly as practicable with any oral or written comments that may be received from the SEC or its staff with respect thereto, and shall respond promptly to any such comments made by the SEC or its staff with respect to the Proxy Statement. No filing of, or amendment or supplement to, the Proxy Statement or response to any comments of the SEC or its staff with respect thereto will be made by Buyer Parent, without Buyer Parent providing Seller and its counsel a reasonable opportunity to review and comment on such document or response and giving due consideration to all reasonable additions, deletions or changes suggested thereto by Seller and its counsel. If at any time prior to obtaining Buyer Parent Stockholder Approval any information relating to Buyer Parent or Seller, or any of their respective Affiliates, directors or officers, is discovered by Buyer Parent or Seller that should be set forth in an amendment or supplement to the Proxy Statement, so that any such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties hereto and an appropriate amendment or supplement describing such information shall be jointly prepared and promptly filed with the SEC and, to the extent required by Law, disseminated to the Buyer Parent Stockholders.

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(b)           Buyer Parent shall, as soon as practicable following the Execution Date, take all action necessary in accordance with applicable Laws and the Buyer Parent’s Governing Documents to establish a record date for, duly call, give notice of, convene and hold a special meeting of the Buyer Parent Stockholders (the “Buyer Parent Stockholders Meeting”) for the purpose of obtaining the Buyer Parent Stockholder Approval (and such Buyer Parent Stockholders Meeting shall be held as promptly as practicable after the Proxy Statement is declared effective under the Securities Act, and in any event be no later than sixty (60) days after (x) the tenth (10th) day after the preliminary Proxy Statement therefor has been filed with the SEC if by such date the SEC has not informed Buyer Parent that it intends to review the Proxy Statement or (y) if the SEC has, by the tenth (10th) day after the preliminary Proxy Statement therefor has been filed with the SEC, informed Buyer Parent that it intends to review the Proxy Statement, the date on which the SEC confirms that it has no further comments on the Proxy Statement). Subject to Section 9.19, Buyer Parent shall, through its board of directors (the “Buyer Parent Board”), recommend to the Buyer Parent Stockholders the approval of the Buyer Parent Proposals (the “Buyer Parent Board Recommendation”). Unless the Buyer Parent Board has effected a Buyer Parent Adverse Recommendation Change in accordance with Section 9.19, Buyer Parent shall use its reasonable best efforts to solicit from the Buyer Parent Stockholders proxies in favor of the Buyer Parent Proposals and to take all other action necessary or advisable to secure the Buyer Parent Stockholder Approval (which shall include hiring a proxy solicitor). The Proxy Statement shall include, subject to Section 9.19, the Buyer Parent Board Recommendation. Notwithstanding anything in this Agreement to the contrary, unless this Agreement is terminated in accordance with Section 13.1, Buyer Parent shall submit the Buyer Parent Proposals for approval by the Buyer Parent Stockholders at such Buyer Parent Stockholders Meeting. Notwithstanding anything in this Agreement to the contrary, Buyer Parent may postpone or adjourn the Buyer Parent Stockholders Meeting (i) to solicit additional proxies for the purpose of obtaining the Buyer Parent Stockholder Approval, (ii) for the absence of a quorum, (iii) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that Buyer Parent has determined in good faith after consultation with outside legal counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Buyer Parent Stockholders prior to the Buyer Parent Stockholders Meeting and (iv) if Buyer Parent has delivered any notice contemplated by Section 9.19(e) and the time periods contemplated by Section 9.19(e) have not expired; provided, that Buyer Parent may not postpone or adjourn the Buyer Parent Stockholders Meeting more than a total of two times pursuant to clause (i) and/or clause (ii) of this Section 9.18(b) without the consent of Seller. Unless there has been a Buyer Parent Adverse Recommendation Change in accordance with Section 9.19, the Parties agree to cooperate and use their commercially reasonable efforts to defend against any efforts by any Buyer Parent Stockholders or any other Person to prevent the Buyer Parent Stockholder Approval from being obtained. Once Buyer Parent has established a record date for the Buyer Parent Stockholders Meeting, Buyer Parent shall not change such record date or establish a different record date for the Buyer Parent Stockholders Meeting without the prior written consent of Seller, unless required to do so by applicable Law or its Governing Documents or in connection with a postponement or adjournment permitted hereunder. Without limiting the generality of the provisions of this Section 9.18(b), Buyer Parent agrees that (i) its obligations pursuant this Section 9.18(b) shall not be affected by (A) the commencement, public proposal, public disclosure or communication to Buyer Parent of any Alternate Proposal or (B) any Buyer Parent Adverse Recommendation Change, (ii) no Alternate Proposal with respect to Buyer Parent shall be presented to the Buyer Parent Stockholders for approval at the Buyer Parent Stockholders Meeting or any other meeting of the Buyer Parent Stockholders and (iii) the approval of the Buyer Parent Proposals shall be the only matters that Buyer Parent shall propose to be acted on by the Buyer Parent Stockholders at the Buyer Parent Stockholders Meeting and Buyer Parent shall not submit any other proposal to such stockholders in connection with the Buyer Parent Stockholders Meeting or otherwise (including any proposal inconsistent with the Buyer Parent Proposals).

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(c)           If requested by Seller, Buyer Parent shall provide all voting tabulation reports relating to the Buyer Parent Stockholders Meeting that have been prepared by Buyer Parent or its transfer agent, proxy solicitor or other Representative, and shall otherwise keep Seller reasonably informed regarding the status of the solicitation and any material oral or written communications from or to Buyer Parent Stockholders with respect thereto.

Section 9.19          No Solicitation.

(a)           Buyer Parent agrees that, except as permitted by this Section 9.19, neither it nor any of its Subsidiaries, or any of their respective directors or officers, shall, and it shall instruct and use its reasonable best efforts to cause its and its Subsidiaries’ employees, investment bankers, financial advisors, attorneys, accountants, consultants and other advisors or representatives (collectively, “Representatives”) not to, directly or indirectly (i) initiate, solicit, propose or knowingly encourage any Alternate Proposal or the making of any inquiry, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an Alternate Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations with respect to, relating to or in furtherance of any Alternate Proposal or any inquiry, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an Alternate Proposal, (iii) furnish or provide information (including non-public information or data) regarding, or afford access to, the business, properties, assets, books, records and personnel of, Buyer Parent or its Subsidiaries, to any Person (or their Representatives) to facilitate the making of an Alternate Proposal or in response to any Alternate Proposal or any inquiry, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an Alternate Proposal, (iv) enter into, or propose to enter into, any letter of intent or agreement in principle, or other agreement providing for an Alternate Proposal, (v) submit an Alternate Proposal or any matter related thereto for the approval of the Buyer Parent Stockholders, or (vi) resolve, propose or agree or authorize or permit any Representative to do any of the foregoing or otherwise knowingly facilitate any effort or attempt with respect to the foregoing. Buyer Parent shall, and shall cause each of its Subsidiaries and the Representatives of Buyer Parent and its Subsidiaries to, (A) immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore by or on behalf of Buyer Parent or its Subsidiaries or its Representatives with respect to any inquiry, proposal or offer that constitutes an Alternate Proposal or could reasonably be expected to lead to an Alternate Proposal and immediately terminate all physical and electronic data room access previously granted to any such Person, (B) no later than two (2) Business Days following the Execution Date make a written request for the prompt return or destruction of all confidential information previously furnished with respect to any Alternate Proposal or potential Alternate Proposal, and (C) not terminate, waive, amend, release or modify any provision of any confidentiality agreement, standstill agreement or other similar agreement to which it or any of its Affiliates or Representatives is a party with respect to any Alternate Proposal or potential Alternate Proposal, and shall enforce the provisions of any such agreement, which shall include seeking any injunctive relief available to enforce such agreement.

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(b)           From and after the Execution Date, Buyer Parent shall promptly (but in any event within forty-eight (48) hours) notify Seller in writing of the receipt of any inquiry, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, any Alternate Proposal or any request for non-public information or any data relating to Buyer Parent or any of its Subsidiaries made by any Person in connection with an Alternate Proposal, indicating (i) the identity of the Person making such Alternate Proposal and (ii) a copy of any such Alternate Proposal made in writing provided to Buyer Parent or any of its Subsidiaries or their respective Representatives as well as copies of all material written documentation sent or provided to Buyer Parent or any of its Subsidiaries or their respective Representatives relating to such Alternate Proposal or, if such Alternate Proposal is not made in writing, a written description of the material terms thereof and a written summary of any material oral communications relating to such Alternate Proposal. With respect to any Alternate Proposal described in the immediately preceding sentence, Buyer Parent shall keep Seller reasonably informed of the status and material terms and conditions of, and any material discussions regarding, any such Alternate Proposal and reasonably informed, on a prompt basis (but in any event within forty-eight (48) hours), with copies of (or written summaries of any oral communications related to) (x) any changes or modifications to the terms of any such Alternate Proposal and (y) any communications from such Person to Buyer Parent or from Buyer Parent to such Person with respect to any changes or modifications to the terms of any such Alternate Proposal.

(c)           Notwithstanding anything to the contrary contained in Section 9.19(a), prior to, but not after the receipt of, the Buyer Parent Stockholder Approval, in response to an unsolicited bona fide written Alternate Proposal that has not been withdrawn and did not result, directly or indirectly, from a breach of this Section 9.19, if the Buyer Parent Board determines in good faith (x) after consultation with Buyer Parent’s financial advisors and outside legal counsel, that such Alternate Proposal is, or is reasonably expected to lead to, a Superior Proposal and (y) after consultation with Buyer Parent’s outside legal counsel, that the failure to engage in the activities set forth in Section 9.19(a) would be inconsistent with the Buyer Parent’s Board’s fiduciary duties under applicable Law, Buyer Parent may, subject to providing Seller prior written notice, (i) furnish or provide information (including non-public information or data) regarding, and afford access to, the business, properties, assets, books, records and personnel of, Buyer Parent and its Subsidiaries, to the Person making such Alternate Proposal and its Representatives; provided, however, that Buyer Parent shall as promptly as is reasonably practicable (but in any event within forty-eight (48) hours thereafter) make available to Seller any non-public information concerning Buyer Parent or its Subsidiaries that is provided to any Person pursuant to this subclause (i) to the extent such information was not previously made available to Seller and (ii) engage in discussions and negotiations with such Person and its Representatives with respect to such Alternate Proposal; provided, further, that, prior to taking any of the actions set forth in the foregoing subclauses (i) or (ii) above, the Person making such Alternate Proposal has entered into a customary confidentiality agreement that shall not contain any provision requiring Buyer Parent or its Subsidiaries to pay or reimburse the counterparty’s expenses and that does not contain any provision that would prevent Buyer Parent from complying with its obligation to provide any disclosure to Seller required by this Section 9.19 and otherwise be in a form acceptable to Seller (it being understood that the negotiation of such confidentiality agreement shall not be deemed to be a breach of Section 9.19(a)).

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(d)            Except as set forth in Section 9.19(e), Buyer Parent shall not, and the Buyer Parent Board (and each committee thereof) shall not (i) (A) withdraw, change, qualify, withhold or modify, or propose or announce any intention to do any of the foregoing, in a manner adverse to Seller, the Buyer Parent Board Recommendation, (B) adopt, approve, endorse or recommend, or propose or announce any intention to adopt, approve, endorse or recommend, any Alternate Proposal, (C) fail to include the Buyer Parent Board Recommendation in the Proxy Statement, (D) publicly declare advisable or publicly propose to enter into an Alternative Agreement, (E) fail to recommend against any Alternate Proposal subject to Regulation 14D promulgated under the Exchange Act in any solicitation or recommendation statement made on Schedule 14D-9 within ten (10) Business Days after the commencement of such Alternate Proposal, (F) if an Alternate Proposal or any material modification thereof shall have been publicly announced or disclosed (other than pursuant to subclause (E)), fail to issue a press release that reaffirms the Buyer Parent Board Recommendation within three (3) Business Days after Seller so requests in writing or (G) agree or resolve to take any action set forth in the foregoing clauses (A) through (F) (any action set forth in this clause (i), a “Buyer Parent Adverse Recommendation Change”) or (ii) authorize, propose, cause or permit Buyer Parent or any of its Affiliates to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other similar commitment that constitutes or relates to, or is intended to or would reasonably be expected to lead to, an Alternate Proposal (other than a confidentiality agreement entered into in compliance with Section 9.19(c)) (the “Alternative Agreement”).

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(e)            Notwithstanding anything in this Agreement to the contrary, Buyer Parent or the Buyer Parent Board may, prior to, but not after, the receipt of the Buyer Parent Stockholder Approval, in response to a written, bona fide Alternate Proposal that has not been withdrawn and that did not result, directly or indirectly, from a breach of this Section 9.19, make a Buyer Parent Adverse Recommendation Change, if prior to taking or, as applicable, failing to take, such action (i) the Buyer Parent Board reasonably determines in good faith, after consultation with its financial advisors and outside legal counsel that such written offer or proposal is a Superior Proposal and that the failure to effect a Buyer Parent Adverse Recommendation Change would be inconsistent with the Buyer Parent Board’s fiduciary duties under applicable Law (taking into consideration any adjustment to the terms and conditions of this Agreement proposed by Seller in response to such Alternate Proposal) and (ii) (A) Buyer Parent provides Seller prior written notice of its intent to make any Buyer Parent Adverse Recommendation Change at least four (4) Business Days prior to taking such action that states (1) absent any modification to the terms and conditions of this Agreement that would cause the Superior Proposal to no longer be a Superior Proposal, the Buyer Parent Board has resolved to effect a Buyer Parent Adverse Recommendation Change, which notice shall (1) specify the basis for such Buyer Parent Adverse Recommendation Change, (2) provide the material terms and conditions of and the identity of the Persons making such Superior Proposal and (3) the most current version of the proposed agreement under which such Superior Proposal is to be consummated and any other material documents and correspondence in respect of such Superior Proposal (a “Notice of Recommendation Change”) (it being understood that such Notice of Recommendation Change shall not in itself be deemed a Buyer Parent Adverse Recommendation Change and that any change in price or material revision or material amendment to the terms of a Superior Proposal, if applicable, shall require a new notice to which the provisions of clauses (A), (B) and (C) of this Section 9.19(e) shall apply mutatis mutandis), (B) during such four (4) Business Day period following receipt of a Notice of Recommendation Change, if requested by Seller, Buyer Parent and its Representatives shall negotiate in good faith with Seller and their Representatives regarding any modifications to the terms and conditions of this Agreement that Seller proposes to make in response to such Superior Proposal and (C) at the end of such four (4) Business Day period and taking into account any modifications to the terms of this Agreement proposed by Seller to Buyer Parent in writing, the Buyer Parent Board reasonably determines in good faith (x) after consultation with Buyer Parent’s financial advisors and outside legal counsel, that such Superior Proposal still constitutes a Superior Proposal (taking into account any adjustment to the terms and conditions of the transactions proposed by Seller in respect to such Superior Proposal) and (y) after consultation with Buyer Parent’s outside legal counsel, that the failure to make such a Buyer Parent Adverse Recommendation Change would be inconsistent with the Buyer Parent Board’s fiduciary duties under applicable Law (taking into consideration any adjustment to the terms and conditions of this Agreement by Seller in response to such Alternate Proposal).

(f)            Nothing contained in this Section 9.19 shall prohibit Buyer Parent from taking and disclosing a position Buyer Parent believes in good faith is necessary to comply with Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act in connection with an Alternate Proposal; provided, that none of Buyer Parent or Buyer Parent Board (or any committee thereof) shall, except as expressly permitted by Section 9.19(e), effect a Buyer Parent Adverse Recommendation Change, including in any disclosure document or communication filed or publicly issued or made in conjunction with the compliance with such requirements.

(g)           Buyer Parent shall inform its Subsidiaries and all relevant Representatives of Buyer Parent and its Subsidiaries and Affiliates of the restrictions described in this Section 9.19. The Parties agree that any breach of any of the terms of this Section 9.19 by any Subsidiary of Buyer Parent or by any officer, director or Representative of Buyer Parent or its Subsidiaries (whether or not such officer, director or Representative is so authorized and whether or not such Person is purporting to act on behalf of Buyer Parent or its Subsidiaries or otherwise) shall be deemed to be a breach of this Section 9.19 by Buyer Parent.

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Section 9.20          Financing Cooperation and Efforts.

(a)           Covenants of Seller.

(i)            Prior to the Closing Date, Seller agrees to use commercially reasonable efforts to provide, and to cause the Target Group to use commercially reasonable efforts to provide, in each case, upon reasonable advance notice and at mutually agreed times, such cooperation with the Debt Financing as is customary and reasonably requested by the Buyer Parties, including: (A) participation at reasonable times in a commercially reasonable number of meetings, drafting sessions, presentations, road shows, and rating agency and due diligence sessions, in each case, upon reasonable advance notice (provided that such participation may be over conference call or other electronic means, and need not be in person); (B) assisting the Buyer Parties in the preparation of materials for rating agency presentations, lender presentations, offering documents, private placement memoranda, bank information memoranda (including confidential information memorandum), prospectuses, and similar documents required in connection with the Debt Financing (provided that (x) the scope and nature of financial information to be provided by Seller is addressed exclusively in the following clause (C) and (y) for the avoidance of doubt, Seller shall not be required to provide for the preparation of pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any financial information and provided further that the Buyer shall provide the Seller reasonable opportunity to review and comment on materials related to the Target Group and Buyer shall take into consideration in good faith the Seller’s comments prior to the dissemination of such material to potential lenders or other counterparties to any proposed financing transaction (or filing with any governmental authority)); (C) furnishing the Buyer Parties with the Financing Information; and (D) solely if requested by Buyer on or prior to June 1, 2021 deliver to Buyer, on or prior to September 30, 2021, Seller’s audited consolidated balance sheet as of June 30, 2021 and related statements of operations, statements of changes in members’ equity and statements of cash flows for the fiscal year ended June 30, 2021; provided that (x) all such requested cooperation provided in accordance with this Section 9.20 shall not unreasonably interfere with the normal business or operations of Seller, the Target Group or their respective Affiliates, (y) no obligation of Seller or the Target Group under a certificate, document, agreement or instrument will be effective until consummation of the Closing and (z) neither Seller, the Target Group nor any of their respective Affiliates shall be required to pay any commitment or other similar fee or incur any other liability, in each case, in connection with the Debt Financing (in the case of the Target Group, prior to the Closing), or make any other payment or agree to provide any indemnity in connection with the Debt Financing (in the case of the Target Group, prior to the Closing). In addition, nothing in this Section 9.20 shall require any action that would conflict with or violate the Governing Documents of Seller or Target Group, as applicable, or any law. Except for the representations and warranties of Seller and/or the Target Group set forth in Article 6 and Article 7 of this Agreement, neither Seller, the Target Group nor any of their respective Subsidiaries shall have any liability to the Buyer Parties in respect of any financial statements, other financial information or data or other information provided pursuant to this Section 9.20.

(ii)            The Buyer Parties agree that (A) the effectiveness of any definitive documentation (including any certificate, document, agreement or instrument) executed by the Target Group shall be subject to the consummation of the Closing; (B) the Buyer shall promptly, upon request by Seller, reimburse the Target Group for all documented out-of-pocket third party costs incurred by the Target Group in connection with the cooperation required by this Section 9.20 and (C) the Buyer Parties shall indemnify and hold harmless Seller and the Target Group and their respective directors, officers, employees and agents from and against any and all Losses suffered or incurred in connection with the arrangement of the Debt Financing or any assistance or activities provided in connection therewith, other than arising from the Seller’s or the Target Group’s Fraud, willful misconduct, or gross negligence.

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(iii)            Each of the Buyer Parties shall use their respective reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to arrange, obtain and consummate the Debt Financing, including using reasonable best efforts to satisfy on a timely basis (or obtain the waiver of) all conditions and covenants applicable to the Buyer Parties that are to be satisfied by the Buyer Parties and to consummate the Debt Financing at or prior to the Closing. Upon Seller’s request, Buyer shall inform the Seller in reasonable detail of any material developments concerning the status of the Debt Financing.

(iv)            Notwithstanding anything to the contrary in this Agreement, the condition set forth in Section 12.2(b), as it applies to the Seller’s obligations under this Section 9.20, shall be deemed satisfied unless (A) the Seller has knowingly and willfully breached its obligations under this Section 9.20 and (B) such breach has been the primary cause of the Debt Financing not being obtained.

(b)            Covenants of Buyer Parties.

(i)            Until the earliest to occur of (x) the Closing Date, (y) the valid termination of this Agreement and (z) the consummation of alternative financing transactions or asset sales generating net cash proceeds sufficient, when taken together with Other Sources, to pay all amounts payable in cash by the Buyer Parties under this Agreement in connection with the transactions contemplated by this Agreement, each Buyer Party shall (i) use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange, obtain and consummate the Debt Financing described in the Commitment Letter on the terms and conditions described in the Commitment Letter as promptly as practicable, including using reasonable best efforts to (A) maintain in full force and effect the Commitment Letter and to negotiate and execute definitive agreements with respect to the Debt Financing on the terms contained in the Commitment Letter or on the terms that, taken as a whole, are not materially less favorable to the Buyer Parties than the terms contained in the Commitment Letter, in each case which terms shall not in any respect expand on the conditions to the funding of the Debt Financing at the Closing or reduce the aggregate amount of the Debt Financing available to be funded on the Closing Date below the amount necessary (when taken together with Other Sources) to consummate the transactions contemplated by this Agreement (the “Financing Agreements”), (B) satisfy on a timely basis (or obtain the waiver of) all conditions and covenants applicable to the Buyer Parties in the Commitment Letter and such Financing Agreements that are to be satisfied by the Buyer Parties at or prior to the Closing and to consummate the Debt Financing at or prior to the Closing, including by taking enforcement action to cause the commitment parties under the Commitment Letter (the “Debt Financing Sources”), lenders and other Persons committing to provide the Debt Financing to comply with their obligations under the Commitment Letter and the Financing Agreements and to fund such Debt Financing at Closing, unless such Commitment Letter and/or Financing Agreements terminate in accordance with their terms upon the consummation of alternative financing transactions or asset sales generating net cash proceeds sufficient, when taken together with Other Sources, to pay all amounts payable in cash by Buyer Parties under this Agreement in connection with the transactions contemplated by this Agreement, (C) fully enforce its rights under the Commitment Letter and the Financing Agreements, and (ii) comply with their obligations under the Commitment Letter and the Financing Agreements. The Buyer Parties shall keep Seller informed on a reasonably current basis in reasonable detail of any material developments concerning the status of the Debt Financing. The Buyer Parties shall provide Seller, upon reasonable request, with copies of any Financing Agreements and such other information and documentation regarding the Debt Financing as shall be reasonably necessary to allow Seller to monitor the progress of such financing activities.

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(ii)            In the event any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Commitment Letter (other than the consummation of alternative financing transactions or asset sales generating net cash proceeds sufficient, when taken together with Other Sources, to pay all amounts payable in cash by the Buyer Parties under this Agreement in connection with the transactions contemplated by this Agreement), each of the Buyer Parties shall use their respective commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange to obtain alternative financing from alternative sources (including borrowing funds under the Buyer Parent Credit Facility) in an amount sufficient, when added to the portion of the Debt Financing that is available, to consummate the transactions contemplated by this Agreement and to pay all related fees and expenses (“Alternative Financing”) as promptly as practicable following the occurrence of such event and to obtain, and when obtained, to provide Seller with a copy of, a new financing commitment that provides for such Alternative Financing (the “Alternative Financing Commitment Letter”). If applicable, any reference in this Agreement to “Debt Financing” shall include “Alternative Financing”, any reference to “Commitment Letter” shall include the “Alternative Financing Commitment Letter” and any references to “Financing Agreements” shall include the definitive documentation relating to any such Alternative Financing.

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(iii)      The Buyer Parties shall promptly (and, in any event, within two (2) Business Days) notify Seller in writing (i) of any actual breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any breach or default) by any other party to the Commitment Letter or Financing Agreement, (ii) of the receipt by any of the Buyer Parties or any of their respective Affiliates or Representatives of any notice or other communication from any Debt Financing Source, any lender or any other Person with respect to any (A) actual, threatened or alleged breach, default, termination or repudiation by any party to the Commitment Letter or any Financing Agreement or any provision of the Debt Financing contemplated pursuant to the Commitment Letter or Financing Agreements (including any proposal by any Debt Financing Source, or lender or other Person to withdraw, terminate or make a material change in the terms or the conditions of (including the amount of Debt Financing contemplated by) the Commitment Letter), or (B) material dispute or disagreement between or among any parties to the Commitment Letter or any Financing Agreement, (iii) if for any reason either Buyer Party believes in good faith that there is a material possibility that it will not be able to obtain all or any portion of the Debt Financing on the terms, in the manner or from the sources contemplated by the Commitment Letter or the Financing Agreements and (iv) of the termination or expiration of the Commitment Letter or Financing Agreement, in each case, that would result in, or is a result of, a Restricted Commitment Letter Amendment (as defined below); provided that, with respect to clauses (i), (ii) and (iii), in no event shall the Buyer Parties be under any obligation to deliver or disclose any information that would reasonably be expected to waive the protection of attorney-client privilege or similar legal privilege; provided, further, that if any information is withheld pursuant to the immediately preceding proviso, the Buyer Parties shall inform the Seller as to the general nature of what is being withheld and use commercially reasonable efforts to seek an alternative means to provide Seller (including through its Representatives) with access to the withheld information in a manner that does not waive any such privilege. As soon as reasonably practicable, but in any event within two (2) Business Days after the Seller delivers to Buyer Parties a written request, Buyer Parties shall provide any information reasonably requested by the Company relating to any of the circumstances referred to in this Section 9.20(b)(iii).

(iv)      Neither Buyer Party shall permit or consent to (i) any amendment, replacement, supplement or modification to be made to the Commitment Letter if such amendment, replacement, supplement or modification would (A) change, expand or impose new conditions precedent to the funding of the Debt Financing from those set forth therein on the date hereof, (B) change the timing of the funding of the Debt Financing thereunder or reasonably be expected to impair, delay or prevent the availability of all or a portion of the Debt Financing or the consummation of the transactions contemplated by this Agreement, (C) reduce the aggregate cash amount of the Debt Financing (including by changing the amount of fees to be paid or original issue discount of the Debt Financing) or (D) otherwise adversely affect the ability of the Buyer Parties to consummate the transactions contemplated by this Agreement or the timing of the Closing (collectively, the “Restricted Commitment Letter Amendments”) (provided that, for the avoidance of doubt, subject to the limitations set forth in this Section 9.20, the Buyer Parties may amend the Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Commitment Letter as of the date hereof (but not to make any other changes), but only if the addition of such additional parties, individually or in the aggregate, would not result in the occurrence of a Restricted Commitment Letter Amendment), (ii) any waiver of any provision or remedy available to Buyer Parties under the Commitment Letter or (iii) early termination of the Commitment Letter (other than in connection with an amendment or replacement of the Commitment Letter in a manner that is not a Restricted Commitment Letter Amendment); provided that, for the avoidance of doubt, the termination of, or reduction of commitments under, the Commitment Letter pursuant to the terms thereof (including any amendment, modification or agreement to reflect such termination or reduction) as a result of alternative financing transactions or asset sales generating net cash proceeds sufficient, when taken together with Other Sources (including any remaining commitments under the Commitment Letter), to pay all amounts payable by the Buyer Parties under this Agreement in connection with the transactions contemplated by this Agreement, shall not constitute a Restricted Commitment Letter Amendment or otherwise be prohibited under this clause (iv). For purposes of this Agreement, references to the “Commitment Letter” shall include such document as permitted or required by this Section 9.20 to be amended, modified or waived, in each case from and after such amendment, modification or waiver.

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Section 9.21   Transaction Litigation. In the event any Proceeding by any Governmental Authority or other Person is commenced or, to the Knowledge of the Buyer Parties or the Knowledge of Seller, as applicable, threatened, that questions the validity or legality of the transactions contemplated by this Agreement or seeks damages in connection therewith, including any stockholder litigation (“Transaction Litigation”), Buyer Parent or Seller, as applicable, shall promptly notify the other Parties of such Transaction Litigation and shall keep the other Party reasonably informed with respect to the status thereof. Each Party shall give the other Parties a reasonable opportunity to participate in the defense or settlement of any Transaction Litigation and shall consider in good faith the other Parties’ advice with respect to such Transaction Litigation; provided, that the Party that is subject to such Transaction Litigation shall not offer or agree to settle any Transaction Litigation without the prior written consent of the other Parties.

Section 9.22   Takeover Laws. No Buyer Party will take any action that would cause this Agreement or the transactions contemplated hereby to be subject to requirements imposed by any Takeover Laws under applicable Law, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the transactions from the Takeover Laws of any state that purport to apply to this Agreement or the transactions contemplated hereby.

Section 9.23   Section 16. Buyer Parent shall, prior to the Closing Date, cause the Buyer Parent Board to approve the issuance of the shares of Buyer Parent Common Stock in connection with the Closing with respect to any designee of Seller who receives a portion of the Stock Consideration pursuant to Section 2.3(e), who as a result of such designee’s relationship with Buyer Parent as of or following the Closing, is subject or will become subject to the reporting requirements of Section 16 of the Exchange Act to the extent necessary for such issuance to be an exempt acquisition pursuant to SEC Rule 16b-3.

Section 9.24   NYSE Listing. Buyer Parent shall, in accordance with the requirements of the NYSE, use its reasonable best efforts to file with the NYSE a subsequent listing application covering the shares of Buyer Parent Common Stock to be issued to Seller (or its designees) pursuant to this Agreement, subject to official notice of issuance, prior to the Closing Date.

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Article 10
SURVIVAL; EXCLUSIVE REMEDY; RELEASE

Section 10.1   Survival. The Parties, intending to modify any applicable statute of limitations, agree that (a)  the representations and warranties in this Agreement and in any certificate delivered pursuant hereto by any Person shall terminate effective as of the Closing and shall not survive the Closing for any purposes, and thereafter there shall be no liability on the part of, nor shall any claim be made by, any Party or any of their respective Affiliates in respect thereof, except in the case of Fraud, and (b)  after the Closing there shall be no liability on the part of, nor shall any claim be made by, any Party or any of their respective Affiliates in respect of any covenant or agreement in this Agreement to be performed prior to the Closing, except in the case of Fraud. The agreements and covenants of the Parties made in this Agreement that, by their express terms, are to be performed following the Closing shall survive the Closing in accordance with the terms thereof. From and after the Closing, the Buyer Parties shall, absent Fraud, look solely to the R&W Insurance Policy, and shall not seek recovery or indemnification from Seller, the Target Group or any of their respective Affiliates or direct or indirect equityholders, with respect to any claims, matters or causes of action arising out of or related to any breach of, or inaccuracy in, any representation or warranty of Seller or the Companies in this Agreement or any Related Agreement. In the case of Fraud, only the Person who committed such Fraud shall be liable for such Fraud (and, in the case of a Target Group Member, only if one or more individuals that is included in the definition of “Knowledge” had actual knowledge of such Fraud in accordance with the definition of “Fraud” herein) and no other Persons shall any liability with respect to such Fraud and the Buyer Parties shall not pursue any remedy or exercise any rights against any other Person with respect to such Fraud.

Section 10.2   Exclusive Remedy.

(a)    Notwithstanding anything in this Agreement to the contrary, (i) for any and all Losses arising out of any breaches of the representations and warranties of Seller or the Companies or any breaches of the covenants of Seller or the Companies that do not require performance following the Closing, in each case made in this Agreement or any Related Agreement, the Buyer Parties shall be entitled to recovery solely and exclusively from the R&W Insurance Policy and not from Seller except in the case of Fraud; (ii) in no event shall Seller or the Companies be liable for any indemnification or other payment to Buyer Parties under or in connection with this Agreement, other than pursuant to the express terms of the Escrow Agreement and any Shortfall Amount pursuant to Section 2.7(e) or in the case of Fraud; and (iii) in no event shall Buyer Parties have any right to seek indemnification, payment or any other recourse of any type, under or in connection with, this Agreement or otherwise from (y) Seller or the Companies, other than pursuant to the express terms of the Escrow Agreement or Section 2.7(e) or in the case of Fraud or (x) from any Person (including any past, present or future director, officer, employee, manager, member, partner, direct or indirect equityholder, Affiliate, agent, attorney or other representative of any of the Companies or Seller) that is not expressly named as Party to this Agreement.

(b)   The Buyer Parties shall not be entitled to (i) a rescission of this Agreement or any Related Agreement for any reason or (ii) any further indemnification rights or claims of any nature whatsoever (except for claims of Fraud), in each case, all of which are hereby expressly waived by the Buyer Parties to the fullest extent permitted under Law (except to the extent otherwise expressly set forth herein or therein).

Section 10.3   Release.

(a)    Effective as of immediately prior to the Closing, Seller hereby fully and unconditionally releases, acquits and forever discharges the Target Group Members from any and all manner of actions, causes of actions, claims obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, whether in law or equity, of any kind, Seller now has or has ever had against the Target Group Members, arising out of or relating to Seller’s ownership of the Target Interests. The foregoing notwithstanding, the release and discharge provided for herein shall not release (x) the Target Group Members of their respective obligations or liabilities, if any, pursuant to this Agreement or the Related Agreements, (y) the Target Group Members of any indemnification and/or exculpation obligations of such Person to Seller as a manager of such Person, in Seller’s capacity as such, pursuant to such Person’s Governing Documents or applicable Law or (z) be deemed to constitute a waiver of the availability of insurance to cover claims.

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(b)   Effective as of immediately prior to the Closing, each Company, for itself and on behalf of the Company Subsidiaries and each of their respective equityholders, successors and assigns, hereby fully and unconditionally releases, acquits and forever discharges (i) Seller and (ii) all directors, managers, officers and agents of such Company and its respective Subsidiaries holding such position at any time prior to the Closing from any and all manner of actions, causes of actions, claims, obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, whether in law or equity, of any kind, which such Company now has or has ever had against such Persons, arising out of or relating to (A) in respect of Seller, Seller’s ownership of the Target Interests and (B) in respect of such directors, managers, officers and agents, for acts and omissions on behalf of such Company or its Subsidiaries or the relationship with such Company or its Subsidiaries, in each case, other than with respect their respective obligations and liabilities, if any, under this Agreement or the Related Agreements or for Claims of Fraud.

Article 11
TAX MATTERS

Section 11.1   Proration of Taxes. For purposes of determining the Effective Time Working Capital and the Purchase Price pursuant to Section 2.3 and Section 2.7:

(a)    Seller shall be allocated all Asset Taxes for any Pre-Effective Time Tax Period, and Buyer shall be allocated all Asset Taxes for any Tax period other than a Pre-Effective Time Tax Period (including the portion of any Straddle Period beginning at the Effective Time). For purposes of determining the Tax allocations described in the preceding sentence, (i) Asset Taxes that are attributable to severance or production (other than such Asset Taxes described in clause (iii)) shall be allocated to the period in which the severance or production giving rise to such Asset Taxes occurred, (ii) Asset Taxes that are based upon or related to sales or receipts or imposed on a transactional basis (other than such Asset Taxes described in clause (i) or (iii)) shall be allocated to the period in which the transaction giving rise to such Asset Taxes occurred, and (iii) Asset Taxes that are ad valorem, property or other Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the Pre-Effective Time Tax Period and the portion of such Straddle Period beginning at the Effective Time by prorating each such Asset Tax based on the number of days in the applicable Straddle Period that occur in the Pre-Effective Time Tax Period, on the one hand, and the number of days in such Straddle Period that occur at and after the Effective Time, on the other hand.

(b)    Seller shall be allocated all Taxes (other than Asset Taxes) of the Target Group for any Pre-Effective Time Tax Period, and Buyer shall be allocated all Taxes (other than Asset Taxes) of the Target Group for any Tax period other than a Pre-Effective Time Tax Period (including the portion of any Straddle Period beginning at the Effective Time). For purposes of determining the Tax allocations described in the preceding sentence, any Taxes (other than Asset Taxes) imposed on the Target Group shall be allocated using a “closing of the books” methodology as of the Effective Time.

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Section 11.2   Tax Returns.

(a)    Seller shall, or shall cause the applicable Target Group Member to, (i) prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by a Target Group Member or with respect to Asset Taxes that are required to be filed on or before the Closing Date, and (ii) timely pay or cause to be paid all Taxes due with respect to such Tax Returns. Any such Tax Return prepared and filed or caused to be prepared and filed shall be prepared in accordance with past practice (to the extent permitted by applicable Law).

(b)    Buyer shall, or shall cause the applicable Target Group Member to, (i) prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by the Target Group for any Pre-Effective Time Tax Period that become due after the Closing Date and which are required to be filed after the Closing Date and prior to the determination of the Final Purchase Price, and (ii) timely pay or cause to be paid all Taxes due with respect to such Tax Returns. Each such Tax Return described in this Section 11.2(b) shall be prepared in accordance with past practice (to the extent permitted by applicable Law), and any such Taxes attributable to a Pre-Effective Time Tax Period, determined in accordance with Section 11.1, shall be taken into account in determining the Final Purchase Price pursuant to Section 2.7. Buyer shall provide Seller with a copy of each such Tax Return described in this Section 11.2(b) at least thirty (30) days prior to the due date for the filing of such Tax Return (or within a commercially reasonable period after the end of the relevant Tax period, if such Tax Return is required to be filed less than thirty (30) days after the close of such Tax period), and Buyer shall incorporate all reasonable comments of Seller provided to Buyer in advance of the due date for the filing of such Tax Return.

(c)    For any taxable year of the Tax Partnership in which Seller and not Buyer (or its regarded owner) is treated as holding a partnership interest in the Tax Partnership, Seller shall prepare and timely file, or cause to be prepared and timely filed, the U.S. federal income Tax Return of the Tax Partnership (and related Schedules K-1) required to be filed for such taxable year and shall timely pay or cause to be paid any Taxes attributable to its distributive share of income with respect to such Tax Return. Any costs attributable to third party preparation and/or review of any such Tax Return shall be borne and paid by Seller. For any taxable year of the Tax Partnership in which both Seller and Buyer (or its regarded owner) are each treated as holding a partnership interest in the Tax Partnership, Buyer shall prepare and timely file, or cause to be prepared and timely filed, the U.S. federal income Tax Return of the Tax Partnership (and related Schedules K-1) required to be filed for such taxable year (a “Straddle Period Tax Partnership Tax Return”), and each Party shall timely pay or cause to be paid any Taxes attributable to its distributive share of income with respect to such Straddle Period Tax Partnership Tax Return. Any costs attributable to third party preparation and/or review of any such Straddle Period Tax Partnership Tax Return shall be borne and paid by Buyer. Any Straddle Period Tax Partnership Tax Return shall be prepared in accordance with past practice (to the extent permitted by applicable Law). Buyer shall provide Seller with a copy of any Straddle Period Tax Partnership Tax Return at least thirty (30) days prior to the due date for the filing of such Tax Return, and Buyer shall incorporate all reasonable comments of Seller provided to Buyer in advance of the due date for the filing of such Tax Return.

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Section 11.3   Transfer Taxes. Buyer shall be solely responsible for the timely payment of, and shall bear, all sales (including bulk sales), use, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license, stock transfer stamps and other similar Taxes and fees arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement (collectively, “Transfer Taxes”). Buyer shall, or shall cause the Target Group to, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes as required by applicable Law. Seller and Buyer shall reasonably cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes.

Section 11.4   Cooperation. Buyer and Seller shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of any Tax Returns and any audit, litigation or other proceeding with respect to Taxes relating to or in connection with a Target Group Member, the Tax Partnership or the Oil & Gas Assets. Such cooperation shall include the retention and (upon the other Party’s request) the provision of such records and information (including related IRS Form W-9s) which are reasonably relevant to any such Tax Return or audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. In addition, each Party agrees to furnish or cause to be furnished to the other, upon reasonable request, as promptly as practicable, such information and assistance relating to a Target Group Member, the Tax Partnership or the Oil & Gas Assets, including access to books and records, as is reasonably necessary for the filing of all Tax Returns by Buyer or Seller, the making of any election relating to Taxes, the preparation for any audit by any Taxing Authority and the prosecution or defense of any claim, suit or proceeding relating to any Tax. In the event of any conflict between Section 9.7 and this Section 11.4, this Section 11.4 shall control with respect to Tax matters.

Section 11.5   Tax Audits. If Seller receives notice after the Closing Date of an audit or administrative or judicial proceeding relating to Taxes of a Target Group Member or the Tax Partnership or with respect to Asset Taxes (a “Tax Contest”), Seller shall use commercially reasonable efforts to notify Buyer within ten (10) days of receipt of such notice. After the Closing Date, (i) Seller shall control, at its sole cost and expense, any Tax Contest solely relating to any Income Taxes of the Tax Partnership for any taxable period ending on or prior to the Closing Date and (ii) Buyer shall control, at its sole cost and expense, any other Tax Contest; provided that (A) with respect to any Tax Contest described in clause (i) above and any Tax Contest related to Income Taxes of the Tax Partnership for any taxable period beginning on or prior to the Closing Date and ending after the Closing Date described in clause (ii) above, the controlling Party shall keep the other Party reasonably informed of the progress of such Tax Contest and permit such other Party to participate in such Tax Contest at its sole cost and expense, and (B) no Party shall settle any Tax Contest that would have an adverse Tax impact on the other Party without the prior written consent of such other Party, such consent not to be unreasonably withheld, conditioned or delayed. For the avoidance of doubt, nothing in this Section 11.5 shall be deemed to limit or otherwise affect Seller’s obligations pursuant to Section 11.7.

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Section 11.6   Like-Kind Exchange. Subject to the limitations set forth in this Section 11.6, each Party shall have the right to structure the transactions contemplated under the terms of this Agreement as a Like-Kind Exchange. Notwithstanding any other provisions of this Agreement, in connection with effectuating a Like-Kind Exchange, each Party shall have the right, at or prior to the Closing Date or any subsequent closing, to assign all or a portion of its rights under this Agreement (the “Assigned Rights”) to a “qualified intermediary” (as that term is defined in Treasury Regulation Section 1.1031(k)-1(g)(4)) or to a “qualified exchange accommodation titleholder” (as that term is defined in U.S. Revenue Procedure 2000-37). In the event a Party (in its capacity as an exchanging party, referred to in this Section 11.6 as an “Exchanging Party”) assigns the Assigned Rights to a “qualified intermediary” pursuant to this Section 11.6, then such Exchanging Party agrees to notify the other Party in writing of such assignment reasonably in advance of the Closing Date. In addition, should a Party choose to effectuate a Like-Kind Exchange, the Parties agree to use commercially reasonable efforts to cooperate with one another in the completion of such an exchange, including the execution of all documents reasonably necessary to effectuate such a Like-Kind Exchange; provided, however, that (a) the Closing Date shall not be delayed or affected by reason of the Like-Kind Exchange, (b) the Exchanging Party shall effect its Like-Kind Exchange through an assignment of the Assigned Rights to a “qualified intermediary” or to a “qualified exchange accommodation titleholder,” but such assignment shall not release such Exchanging Party from any of its liabilities or obligations under this Agreement and (c) the Exchanging Party shall be obligated to pay all additional costs incurred as a result of the Like-Kind Exchange, and the non-Exchanging Party shall incur no additional unreimbursed costs, expenses, fees or liabilities as a result of the exchange requested by the Exchanging Party. Each of Seller and Buyer hereby acknowledge and agree that any assignment of this Agreement pursuant to this Section 11.6 shall not release a Party from, or modify, any of its respective liabilities and obligations (including indemnity obligations to each other) under this Agreement. Neither Party, by its consent to or cooperation with a Like-Kind Exchange by the other Party, shall be responsible in any way for the Exchanging Party’s compliance with the rules applicable to such Like-Kind Exchange.

Section 11.7   Push-Out Election. Seller agrees that, with respect to any federal income Tax Return required to be filed by the Tax Partnership for any taxable period ending on or prior to the Closing Date, if Seller or the Tax Partnership receives a notice of final partnership adjustment as described in Section 6226 of the Code with respect to such Tax Return, Seller shall, or shall cause the “partnership representative” of the Tax Partnership to, make an election under Section 6226(a) of the Code.

Section 11.8   Closing of the Books Method. Seller shall use commercially reasonable efforts to cause the Tax Partnership to allocate between Seller and Buyer all items of income, gain, loss, deduction and credit allocable to Seller’s interest in the Tax Partnership that is transferred to Buyer pursuant to this Agreement as of the Closing Date based on the “interim closing method” under Section 706 of the Code and the Treasury Regulations thereunder.

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Article 12
CONDITIONS TO CLOSING

Section 12.1   Conditions to the Obligations of Each Party. The obligation of each Party to consummate the transactions to be performed by it in connection with the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

(a)   There shall not be any (i) applicable Law in effect that makes the consummation of the transactions contemplated hereby illegal or any final and non-appealable order in effect preventing the consummation of the transactions contemplated by this Agreement or any Related Agreement; or (ii) order, award or judgment issued by any Governmental Authority of competent jurisdiction to restrain, prohibit, enjoin or declare illegal the transactions contemplated to occur at the Closing;

(b)   All of the Required Governmental Approvals shall have been obtained, made or given, and shall be in full force and effect or shall have occurred, and any applicable waiting period (and any extension thereof) under the HSR Act shall have expired or been terminated;

(c)   The Buyer Parent Stockholder Approval shall have been obtained in accordance with applicable Law, NYSE rules and the Buyer Parent’s Governing Documents; and

(d)   The sum of (i) all Title Defect Amounts that exceed the Title Threshold Amount (after applying any applicable Title Benefit Amounts to offset such Title Defect Amounts), plus (ii) the sum of all Environmental Defect Amounts that exceed the Environmental Threshold Amount, in each case, as finally determined pursuant to Article 3 or Article 4, as applicable, plus (iii) the aggregate Allocated Value of all Casualty Losses as provided in Section 5.1, shall be less than twenty percent (20.0%) of the Base Purchase Price; provided, that, if either Party notifies the other Party of its intention to terminate this Agreement in accordance with this Section 13.1(c) for failure of the conditions set forth in this Section 12.1(d), such other Party may, prior to giving effect to such termination, elect by written notice (an “Arbitration Notice”) to submit all unresolved disputes with respect to any Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Environmental Defect Amounts to expert arbitration in accordance with Section 3.1(h) and/or Section 4.5, as applicable; provided, further, that, in lieu of the timing provided in Section 3.1(h) and/or Section 4.5, as applicable, the Parties shall select a Title Arbitrator or Environmental Arbitrator, as applicable, within five (5) Business Days of the delivery of the Arbitration Notice, each Party shall submit such Party’s position to the Title Arbitrator or Environmental Arbitrator, as applicable, within ten (10) Business Days of the delivery of an Arbitration Notice and each Party shall instruct the Title Arbitrator or Environmental Arbitrator, as applicable, to deliver a determination of (A) the Environmental Defect Amount(s) attributable to all disputed Environmental Defects, (B) the Title Defect Amount(s) attributable to all disputed Title Defects and/or (C) the Title Benefit Amount(s) attributable to all disputed Title Benefits, as applicable within twenty (20) days of the delivery of the Arbitration Notice. For the avoidance of doubt, (1) if a Party elects to initiate arbitration in accordance with this Section 12.1(d), neither Party may terminate this Agreement pursuant to Section 13.1(c) for failure of the conditions in this Section 12.1(d) until final resolution of such arbitration and (2) a Party’s initiation of arbitration in accordance with this Section 12.1(d), shall not prevent Buyer, prior to giving effect to Section 13.1(c), from electing to waive any asserted Title Defect or Environmental Defect, as applicable.

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Section 12.2   Conditions to Obligations of Buyer Parties. The obligations of the Buyer Parties to consummate the transactions to be performed by the Buyer Parties in connection with the Closing is subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions:

(a)    Representations and Warranties. The (i) Seller Fundamental Representations and Warranties (except Section 6.4, Section 7.4(a) and Section 7.4(b)) shall be true and correct in all respects as of the Execution Date and the Closing Date (except to the extent such representations and warranties speak to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date), (ii) the representations and warranties set forth in Section 6.4, Section 7.4(a) and Section 7.4(b) (in each case, without giving effect to any materiality or Material Adverse Effect qualifiers contained therein) shall be true and correct in all respects except for de minimis inaccuracies as of the Execution Date and the Closing Date (except to the extent such representations and warranties speak to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date), and (iii) representations and warranties in Article 6 and Article 7 other than the Seller Fundamental Representations and Warranties, shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” or other similar words of import) as of the Execution Date and the Closing Date (except to the extent such representations and warranties speak to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), except, with respect to this clause (iii), to the extent the failure of such representations and warranties to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)   Performance and Obligations Seller. Seller and the Companies shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by such Party at or prior to the Closing.

(c)   Closing Deliveries. Seller and the Companies, as applicable, shall have delivered (or be ready, willing and able to deliver) all documents, instruments and certificates required to be delivered at the Closing by Seller and the Companies, as applicable, pursuant to Section 2.10(a).

Section 12.3   Conditions to Obligations of Seller and the Companies. The obligation of Seller and the Companies to consummate the transactions to be performed by Seller and the Companies in connection with the Closing is subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions:

(a)   Representations and Warranties. The (i) Buyer Fundamental Representations and Warranties (except Section 8.2(c), Section 8.10, Section 8.11, Section 8.12, Section 8.13, Section 8.14 and Section 8.18) shall be true and correct in all material respects as of the Execution Date and as of the Closing Date Article 8 (except to the extent such representations and warranties speak to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date), (ii) the representations and warranties set forth in Section 8.2(c), Section 8.10, Section 8.11, Section 8.12, Section 8.13, Section 8.14 and Section 8.18 (in each case, without giving effect to any materiality or material adverse effect qualifiers contained therein) shall be true and correct in all respects except for de minimis inaccuracies as of the Execution Date and the Closing Date (except to the extent such representations and warranties speak to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date), and (iii) representations and warranties in Article 8 other than the Buyer Fundamental Representations and Warranties, shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “material adverse effect” or other similar words of import) as of the Execution Date and the Closing Date (except to the extent such representations and warranties speak to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), except, with respect to this clause (iii), to the extent the failure of such representations and warranties to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect.

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(b)   Performance and Obligations of the Buyer Parties. The Buyer Parties shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by the Buyer Parties at or prior to the Closing.

(c)    Closing Deliveries. The Buyer Parties shall have delivered (or be ready, willing and able to deliver) all documents, instruments and certificates required to be delivered at the Closing by the Buyer Parties pursuant to Section 2.10(b).

Article 13
TERMINATION

Section 13.1   Termination. This Agreement may be terminated at any time prior to the Closing, whether (except as expressly set forth below) before or after the Buyer Parent Stockholder Approval:

(a)   by the mutual written consent of Buyer and Seller;

(b)   by either Seller or Buyer by written notice to the other, if any applicable Law is in effect making the consummation of the transactions contemplated hereby illegal or any final and non-appealable order is in effect preventing the consummation of the transactions contemplated hereby;

(c)    by either Seller or Buyer by written notice to the other, if the Closing shall not have occurred on or before the date which is 180 days following the Execution Date (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 13.1(c) shall not be available to (i) Buyer or Seller, if such Party is then in material breach of its representations or warranties, covenants or agreements under this Agreement, (ii) Buyer, if Seller is entitled to terminate this Agreement pursuant to Section 13.1(f); or (iii) Seller, if Buyer is entitled to terminate this Agreement pursuant Section 13.1(g).

(d)   by Seller by written notice to Buyer, if any Buyer Party breaches any of its representations or warranties contained in this Agreement or breaches or fails to perform any of its covenants contained in this Agreement, which breach or failure to perform (i) would render a condition precedent to Seller’s or the Company’s obligations to consummate the transactions contemplated hereby set forth in Section 12.1 or Section 12.3 not capable of being satisfied, and (ii) after the giving of written notice of such breach or failure to perform to Buyer by Seller, cannot be cured or has not been cured by the earlier of the Termination Date and ten (10) Business Days after the delivery of such Notice; provided, however, that the right to terminate this Agreement under this Section 13.1(d) shall not be available to Seller if Seller or any Company is then in material breach of any of its representations or warranties, covenants or agreements contained in this Agreement, which breach or failure to perform would render a condition precedent to the Buyer Parties’ obligations to consummate the transactions contemplated hereby set forth in Section 12.1 or Section 12.2 not capable of being satisfied;

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(e)    by Buyer by written notice to Seller, if Seller or the Companies breach any of their respective representations or warranties contained in this Agreement or Seller or the Companies breaches or fails to perform any of their respective covenants contained in this Agreement, which breach or failure to perform (i) would render a condition precedent to the Buyer Parties’ obligations to consummate the transactions contemplated hereby set forth in Section 12.1 or Section 12.2 not capable of being satisfied, and (ii) after the giving of written notice of such breach or failure to perform to Seller by Buyer, cannot be cured or has not been cured by the earlier of the Termination Date and ten (10) Business Days after the delivery of such Notice; provided, however, that the right to terminate this Agreement under this Section 13.1(e) shall not be available to Buyer if any Buyer Party is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform would render a condition precedent to Seller’s or the Company’s obligations to consummate the transactions contemplated hereby set forth in Section 12.1 or Section 12.3 not capable of being satisfied;

(f)     by Seller by written notice to Buyer, if: (i) all of the conditions to Closing set forth in Section 12.1 and Section 12.2 were satisfied or waived as of the date the Closing should have been consummated pursuant to the terms of this Agreement (other than those conditions that by their terms are to be satisfied at the Closing and could have been satisfied or would have been waived assuming a Closing would occur), (ii) Seller has notified Buyer that Seller and the Companies are ready, willing and able to consummate the transactions contemplated by this Agreement and the Related Agreements, and (iii) the Buyer Parties fail to complete the Closing within two (2) Business Days after the delivery of such notification by Seller;

(g)    by Buyer by written notice to Seller, if: (i) all of the conditions to Closing set forth in Section 12.1 and Section 12.3 were satisfied or waived as of the date the Closing should have been consummated pursuant to the terms of this Agreement (other than those conditions that by their terms are to be satisfied at the Closing and could have been satisfied or would have been waived assuming a Closing would occur), (ii) Buyer has notified Seller that Buyer is ready, willing and able to consummate the transactions contemplated by this Agreement and the Related Agreements, and (iii) Seller and the Target Group fail to complete the Closing within two (2) Business Days after the delivery of such notification by Buyer;

(h)   by either Seller or Buyer by written notice to the other, if the Buyer Parent Stockholder Approval shall not have been obtained upon a vote at a duly held Buyer Parent Stockholders Meeting, or at any adjournment or postponement thereof; provided that Buyer Parent shall not be permitted to terminate this Agreement pursuant to this Section 13.1(h) if the failure to obtain such Buyer Parent Stockholder Approval is caused by or results from any action or failure to act of Buyer Parent that constitutes a breach of this Agreement;

(i)     by Seller by written notice to Buyer, if a Buyer Parent Adverse Recommendation Change shall have occurred;

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(j)     by Seller by written notice to Buyer if Buyer Parent, its Subsidiaries, any of Buyer Parent’s directors or officers or any Representative of Buyer Parent or its Subsidiaries shall have breached or failed to perform its obligations set forth in Section 9.18(b) or Section 9.19; or

(k)    by Seller by written notice to Buyer if Buyer fails for any reason to comply with its obligations under Section 2.4(a) by 5:00 p.m. Central Time on the first Business Day after the Execution Date.

Section 13.2   Effect of Termination.

(a)    In the event of the termination of this Agreement pursuant to Section 13.1, this Agreement shall immediately become null and void, without any liability on the part of any Party or any other Person, and all rights and obligations of each Party shall cease; provided that (i) the Confidentiality Agreement and the agreements contained in Article 1, Section 9.1(e), Section 9.4, Section 9.5, this Section 13.2, and Article 14 of this Agreement survive any termination of this Agreement and remain in full force and effect and (ii) no such termination shall impair the right of any Party hereto to compel specific performance in accordance with Section 13.3 by the other Party of such other Party’s obligations under this Agreement that expressly continue following termination of this Agreement, including the distribution of the Deposit pursuant to Section 13.2(b).

(b)    Notwithstanding anything to the contrary in Section 13.2(a), if this Agreement is terminated:

(i)         (A) by Seller pursuant to Section 13.1(d), Section 13.1(f), Section 13.1(i), or Section 13.1(j) or (B) by either Seller or Buyer pursuant to Section 13.1(c), if at such time Seller could have terminated this Agreement pursuant to Section 13.1(d) (without regard to any cure periods contemplated therein) then, in either case, within three (3) Business Days of such termination, Buyer and Seller shall deliver a joint written instruction to the Escrow Agent, instructing the Escrow Agent to distribute the full amount of the Deposit to Seller;

(ii)        (A) by either Buyer or Seller pursuant to Section 13.1(a), Section 13.1(b) or Section 13.1(c) (other than as described in the immediately preceding clause (i)), or (B) by Buyer pursuant to Section 13.1(e) or Section 13.1(g), then within three (3) Business Days of such termination, Buyer and Seller shall deliver a joint written instruction to the Escrow Agent, instructing the Escrow Agent to distribute the full amount of the Deposit to Buyer;

(iii)       by Buyer or Seller pursuant to Section 13.1(h), then within three (3) Business Days of such termination, Buyer and Seller shall deliver a joint written instruction to the Escrow Agent, instructing the Escrow Agent to (x) distribute to Seller a portion of the Deposit equal to Twenty One Million, Nine Hundred Thirty Seven Thousand and Five Hundred Dollars ($21,937,500.00) (such amount, the “No Vote Fee”) and (y) distribute to Buyer the remainder of the Deposit; provided, that (A) the payment by Buyer Parent of the No Vote Fee pursuant to this Section 13.2(b)(iii)(A) shall not relieve Buyer Parent of any subsequent obligation to pay the Termination Fee pursuant to Section 13.2(b)(iv) to the extent required and (B) if a Buyer Parent Adverse Recommendation Change has occurred, and the Buyer Parent Stockholder Approval was subsequently not obtained, Seller shall be entitled to, whether before or after Buyer Parent Stockholders Meeting, terminate pursuant to Section 13.1(i) and receive the full amount of the Deposit;

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(iv)      by (A) Buyer Parent or Seller pursuant to Section 13.1(c) or Section 13.1(h), (B) if an Alternate Proposal (whether or not conditional) or intention to make an Alternate Proposal (whether or not conditional) is publicly disclosed or otherwise becomes publicly known and not withdrawn at least five (5) Business Days prior to the Buyer Parent Stockholders Meeting and (C) if within six (6) months after the date of such termination, Buyer Parent (or its designee) enters into an agreement in respect of any Alternate Proposal, or recommends or submits an Alternate Proposal to the Buyer Parent Stockholders for adoption, or a transaction in respect of any Alternate Proposal is consummated, which, in each case, need not be the same Alternate Proposal that was made, disclosed or communicated prior to termination hereof (provided that for purposes of this subsection, each reference to “15%” in the definition of “Alternate Proposal” shall be deemed to be a reference to “50%”); then, in any such event, Buyer Parent shall pay to Seller (or its designee) an amount in cash equal to One Hundred Forty Six Million, Two Hundred Fifty Thousand Dollars ($146,250,000.00) (such amount, the “Termination Fee”), less the amount of the No Vote Fee to extent previously paid to Seller, by wire transfer of immediately available funds to an account designated by Seller. The Termination Fee shall be paid no later than three (3) Business Day after Buyer Parent enters into an agreement in respect of any Alternate Proposal, or recommends or submits an Alternate Proposal to the Buyer Parent Stockholders for adoption, or a transaction in respect of any Alternate Proposal is consummated. The Parties acknowledge and agree that in no event shall Buyer Parent be required to pay the Termination Fee on more than one occasion; and

(v)        by Buyer pursuant to Section 13.1(e) or Section 13.1(g) or (y) by either Seller or Buyer pursuant to Section 13.1(c), if at such time Seller could have terminated this Agreement pursuant to Section 13.1(e) (without regard to any cure periods contemplated therein) then, in either case, Buyer shall be entitled to seek Losses up to an aggregate amount not greater than an amount equal to the Deposit (subject to Section 14.16).

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(c)   Each of the Parties acknowledges and agrees that the agreements contained in this Section 13.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parties would not enter into this Agreement. The Parties acknowledge and agree that (i) the Parties have expressly negotiated the provisions of this Section 13.2, (ii) in light of the circumstances existing at the time of the execution of this Agreement (including the inability of the Parties to quantify the damages that may be suffered by Seller, the Target Group and their Affiliates) the provisions of this Section 13.2 are reasonable, (iii) the Deposit or the Termination Fee, as applicable, represents a good faith, fair estimate of the damages that Seller, the Target Group and their Affiliates would suffer, and (iv) the Deposit or the Termination Fee, as applicable, shall be payable as liquidated damages (and not as a penalty) without requiring Seller, the Target Group or any other Person to prove actual damages. In the event that Buyer shall fail to execute and deliver a joint written instruction pursuant to Section 13.2(b) when due, Buyer shall reimburse Seller for all costs and expenses actually incurred or accrued by Seller and its Affiliates and direct and indirect equityholders (including fees and expenses of counsel) in connection with collection under and enforcement in full of this Article 13, together with interest on such amount at a rate per annum equal to the “prime rate” at large United States money center banks in effect on the date such payment was required to be made (as published by the Wall Street Journal) through the date such payment was actually received. In addition, in the event that Seller shall fail to execute and deliver a joint written instruction pursuant to Section 13.2(b) when due, Seller shall reimburse Buyer for all costs and expenses actually incurred or accrued by Buyer and its Affiliates and direct and indirect equityholders (including fees and expenses of counsel) in connection with collection under and enforcement in full of this Article 13, together with interest on such amount at a rate per annum equal to the “prime rate” at large United States money center banks in effect on the date such payment was required to be made (as published by the Wall Street Journal) through the date such payment was actually received. In no event shall this Section 13.2(c) be construed to mean that receipt of any financing is a condition to Buyer’s obligations hereunder, rather, the release of the Deposit in accordance with Section 13.2(b) shall be payable when required in accordance with this Agreement regardless of whether or not Buyer received the proceeds from any contemplated debt or equity financing.

(d)    Without limiting the Parties’ respective rights under Section 13.3, the right of Buyer or Seller, as applicable, to receive the full Deposit, the No Vote Fee and/or Termination Fee, as applicable, pursuant to Section 13.2(b) shall be the sole and exclusive remedy (except as expressly set forth herein) of Seller against the Buyer Parties or the Buyer Parties against Seller and the Target Group, as applicable, in connection with a termination of this Agreement and in no event shall Seller or any of its subsidiaries or Affiliates seek any other recovery, judgment or damages of any kind, including consequential, indirect or punitive damages, against the Buyer Parties or any Buyer Affiliate through the Buyer Parties or otherwise, whether by or through a claim by or on behalf of the Buyer Parties against any Buyer Affiliate, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, whether at law or in equity, in contract, in tort or otherwise, in each case in connection with such termination, except for its rights to recover the Deposit, the No Vote Fee and/or the Termination Fee (or any settlement thereof), as applicable, under and to the extent provided in this Section 13.2; provided, the foregoing shall not limit any Party’s right to specific performance pursuant to Section 13.3 prior to the termination of this Agreement. While Buyer or Seller, as applicable, may pursue both a grant of specific performance under Section 13.3 and seek the payment of the Deposit under Section 13.2(b), under no circumstances shall Seller and the Companies or the Buyer Parties, as applicable, be permitted or entitled to receive both a grant of specific performance and the payment of the Deposit pursuant to Section 13.2(b) in connection with the termination of this Agreement (except in the case where the Buyer Parties are required to specifically perform its obligations to close the transitions contemplated by this Agreement and the Deposit is to be released to Seller as part of the Closing).

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(e)    For the avoidance of doubt and without limiting Seller’s rights under this Section 13.2, Section 13.3 or elsewhere under this Agreement, for all purposes of this Agreement, the failure of the Buyer Parties to (i) consummate the Closing when required and (ii) to make the payments and issue the shares of Buyer Parent Common Stock, in each case, as and when required by Section 2.10(b) shall be an intentional breach of this Agreement by the Buyer Parties that is not capable of being cured, that has prevented consummation of the transactions contemplated hereby (including if such failure results from the Buyer Parties being unable to obtain all or any portion of any contemplated financing (including financing provided by the issuance of shares of Buyer Parent Common Stock) for the transactions contemplated hereby or failing to take all actions when and in the manner required of it hereunder), and that gives rise to Seller’s termination right pursuant to Section 13.1(f); provided, that for the avoidance of doubt, the Buyer Parties shall not be required to consummate the Closing, and failure of the Buyer Parties to consummate the Closing shall not be deemed an intentional breach, to the extent the conditions precedent to the Buyer Parties’ obligations to consummate the transactions contemplated hereby set forth in Section 12.1 or Section 12.2 have not been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, and could have been satisfied or would have been waived assuming a Closing would occur), including, for the avoidance of doubt, the condition precedent set forth in Section 12.1(c).

(f)    Notwithstanding anything herein to the contrary, upon payment of the Deposit, the No Vote Fee and/or the Termination Fee, as applicable, in connection with the termination of this Agreement, none of the Debt Financing Related Parties shall have any further liability or obligation with respect to (i) any loss suffered, directly or indirectly, as a result of the failure of the transactions to be consummated hereunder, (ii) the termination of this Agreement, (iii) any liabilities or obligations arising under or relating to this Agreement or the transactions contemplated hereby or (iv) any claims or actions arising out of or relating to any breach, termination or failure of or under this Agreement.

Section 13.3   Specific Performance. The Parties agree that irreparable damage would occur, for which no adequate remedy at law would exist and for which monetary damages would be inadequate, in the event that any of the provisions of this Agreement were not performed by the Parties in accordance with their specific terms or were otherwise breached by the Parties. It is accordingly agreed that, unless and until (subject to the provisions of this Agreement which expressly survive termination hereof) Buyer or Seller has terminated this Agreement in accordance with Section 13.1, the Buyer Parties, on one hand, and Seller and the Companies, on the other hand, shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (including the obligation to consummate the transactions contemplated by this Agreement and the Buyer Parties’ obligation to pay, and the right of Seller to receive, the Purchase Price) in addition to any other remedy to which such Party is entitled at law or in equity. Each of the Parties hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief. The Parties acknowledge and agree that if Buyer or Seller exercises its right to terminate this Agreement pursuant to Section 13.1, then such Person shall not thereafter have the right to specific performance pursuant to this Section 13.3 (other than to enforce the performance of such other Party’s obligations under this Agreement that expressly continue following termination of this Agreement, including the distribution of the Deposit pursuant to Section 13.2(b)).

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Article 14
OTHER PROVISIONS

Section 14.1   Notices.

(a)    Any notice, request, instruction, correspondence, or other document to be given hereunder by any Party to the other Parties (herein collectively called “Notice”) shall be in writing and delivered (x) by courier or certified mail, in each case requiring acknowledgement of receipt, or (y) in person or electronic mail, in any such case as follows:

If to Seller, addressed to:

Alta Resources Development, LLC

500 Dallas Street, Suite 2700

Houston, TX 77002

Attention:	Lauren Ford, General Counsel

Email:	LFord@alta-resources.com

and with a copy (which shall not constitute Notice) to:

Kirkland & Ellis LLP

609 Main Street, Suite 4700

Houston, TX 77002

Attention:	John Pitts, P.C.

Anthony Speier, P.C.

Email:	john.pitts@kirkland.com

anthony.speier@kirkland.com

and

Kirkland & Ellis LLP

1601 Elm St.

Dallas, TX 75201

Attention:	Melissa D. Kalka

Email:	melissa.kalka@kirkland.com

If to the Buyer Parties, addressed to:

c/o EQT Corporation

625 Liberty Avenue, Suite 1700

Pittsburgh, Pennsylvania 15222

Attention:	General Counsel

Email:	WiJordan@eqt.com

and with a copy (which shall not constitute Notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention:	Jeffrey S. Munoz; John M. Greer; Chris B. Bennett

Email:	jeff.munoz@lw.com; john.greer@lw.com; chris.bennett@lw.com

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(b)    Notice given by personal delivery or courier service shall be effective upon actual receipt or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours. Notice given by electronic mail shall be effective upon delivery (without notice of failed delivery to the required Party) if delivered during the recipient’s normal business hours, or at the beginning of the recipient’s next Business Day after delivery if not delivered during the recipient’s normal business hours. Notice given by certified mail, return receipt requested, shall be effective three (3) Business Days after mailing. Notice sent by overnight courier shall be effective one (1) day after sending. Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

Section 14.2   Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)    Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION; PROVIDED, HOWEVER, THAT ANY MATTERS RELATED TO REAL PROPERTY SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE SUCH REAL PROPERTY IS LOCATED.

(b)    Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY (OR TO THE EXTENT SUCH COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, THE FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF DELAWARE), AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER SUCH ACTIONS OR PROCEEDINGS ARE BASED IN STATUTE, TORT, CONTRACT OR OTHERWISE), SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO (I) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR SUCH ACTIONS OR PROCEEDINGS, (II) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (III) AGREES THAT IT WILL NOT BRING ANY SUCH ACTION OR PROCEEDING IN ANY COURT OTHER THAN SUCH COURTS. EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE AND IRREVOCABLE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH ACTIONS OR PROCEEDINGS. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES HERETO SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY HERETO REFUSES TO ACCEPT SERVICE, EACH PARTY HERETO AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. Notwithstanding the foregoing, each of the parties hereto agrees that it will not bring or support any action, suit, claim or proceeding, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the DEBT Financing RELATED PARTIES in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including but not limited to any dispute arising out of or relating in any way to the Commitment Letter or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, the United States District Court for the Southern District of New York (and appellate courts thereof).

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(c)    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING ANY LITIGATION AGAINST ANY DEBT FINANCING RELATED PARTIES ARISING OUT OF THIS AGREEMENT OR THE COMMITMENT LETTER. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (III) IT MAKES SUCH WAIVER VOLUNTARILY; AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 14.2(c).

Section 14.3   Entire Agreement; Amendments and Waivers. This Agreement, the Confidentiality Agreement and the Related Agreements constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. The Annexes, Schedules and the Exhibits referred to herein are attached hereto are made a part of this Agreement. No amendment, supplement, modification, or waiver of this Agreement shall be binding unless executed in writing by each Party to be bound thereby. Notwithstanding anything to the contrary contained herein, Section 13.2(f), Section 14.2, Section 14.5 and Section 14.10 as well as this Section 14.3 (and any other provision of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of the foregoing) may not be amended, modified or terminated in a manner that is material and adverse to any Debt Financing Related Parties without the prior written consent of the Debt Financing Related Parties party to the Commitment Letter and any purported amendment by any party hereto in a manner that does not comply with this Section 14.3 will be void. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

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Section 14.4   Conflicting Provisions. This Agreement and the Related Agreements, read as a whole, set forth the Parties’ rights, responsibilities, and liabilities with respect to the transactions contemplated by this Agreement and the Related Agreements. In this Agreement and the Related Agreements, and as between them, specific provisions prevail over general provisions. In the event of a conflict between this Agreement and the Related Agreements, this Agreement shall control.

Section 14.5  Binding Effect, Assignment and Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns, but except as otherwise provided in Section 11.6, neither this Agreement nor any of the rights, benefits, or obligations hereunder shall be assigned or transferred, by operation of law, or otherwise, by any Party hereto without the prior written consent of the other Party. Except (i) as set forth Section 9.6, Section 9.14, and Section 14.10 and (ii) Section 13.2(f), Section 14.2(b), Section 14.2(c), Section 14.3 and this Section 14.5 with respect to any Debt Financing Sources, nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their successors and assigns, any rights, benefits, or obligations hereunder.

Section 14.6   Severability. If any provision (or any part of a provision) of the Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Parties shall promptly meet and negotiate substitute provisions (that come closest to expressing the intention of the invalid, illegal or unenforceable provision) for those rendered or declared invalid, illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect.

Section 14.7   Interpretation. Neither this Agreement nor any of the Related Agreements shall be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement, any Related Agreement, or any provision hereof or thereof, or who supplied the form of this Agreement or any of the Related Agreements. Each Party agrees that this Agreement has been purposefully drawn and correctly reflects its understanding of the transactions contemplated by this Agreement and, therefore, waives the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

Section 14.8   Headings. The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 14.9   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures of a Party to this Agreement or other documents executed in connection herewith that are sent to the other Parties by facsimile transmission or electronic mail shall be binding as evidence of acceptance of the terms hereof or thereof by such signatory Party.

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Section 14.10   No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Related Agreements or any document, agreement, or instrument delivered contemporaneously herewith, and notwithstanding the fact that any Party may be a partnership or limited liability company, each Party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the Parties shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder, under any Related Agreements or under any documents, agreements, or instruments delivered contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, attorney, financing source, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of any Party (or any of their successor or permitted assignees), against any former, current, or future direct or indirect equityholder, general or limited partner, manager, stockholder or member of any Party (or any of their successors or permitted assignees) or any Affiliate thereof or against any former, current or future director, officer, agent, attorney, financing source, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing, but in each case not including the Parties (each, a “Party Affiliate”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against the Party Affiliates, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Party Affiliate, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, under any Related Agreement or under any documents or instruments delivered contemporaneously herewith, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation. Except to the extent otherwise expressly set forth in, and subject in all cases to the terms and conditions of and limitations herein, this Agreement may only be enforced against, and any claim or cause of action of any kind based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as Parties hereto and then only with respect to the specific obligations set forth herein with respect to such Party. Each Party Affiliate is expressly intended as a third-party beneficiary of this Section 14.10. Notwithstanding any provision of this Agreement or otherwise, the parties to this Agreement agree on their own behalf and on behalf of their respective subsidiaries and Affiliates that no Debt Financing Related Party shall have any liability relating to this Agreement or any of the transactions contemplated hereby except to the extent expressly agreed to in writing by such Debt Financing Related Party or set forth in the Commitment Letter.

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Section 14.11         Disclaimer of Warranties and Representations.

(a)          Each Buyer Party acknowledges and agrees that it is sophisticated in the evaluation and purchase of, and investment (directly or indirectly) in, the industry in which the Target Group operates, oil and gas properties and related facilities, and is capable of evaluating the merits and risks of the transactions contemplated by this Agreement and the Related Agreements and is able to bear the substantial economic risk of such investment for an indefinite period of time. In making its decision to enter into this Agreement, the Related Agreements and to consummate the transactions contemplated herein and therein, each Buyer Party, except to the extent of the express representations and warranties set forth in Article 6 and Article 7 hereof and in the certificates delivered by Seller and the Companies at Closing pursuant to Section 2.10(a)(i), (i) has relied and shall rely solely on its own independent investigation and evaluation of the Target Group and the Oil & Gas Assets and the advice of its own legal, Tax, economic, environmental, engineering, geological and geophysical advisors and the express provisions of this Agreement and the Related Agreement and not on any comments, statements, projections or other materials made or given by any employees, officers, managers, representatives, consultants or advisors engaged by Seller, the Target Group or any of their respective Affiliates and (ii) has satisfied or shall satisfy itself through its own due diligence as to the title, environmental and physical condition of and contractual arrangements and other matters affecting the Target Group (including the Oil & Gas Assets). Each Buyer Party has been afforded full access to the books and records, facilities and personnel of the Target Group for purposes of conducting a due diligence investigation. Each Buyer Party has had an opportunity to ask questions of, and receive answers from, the officers and representatives of Seller, the Target Group and their respective Affiliates concerning this Agreement, the Related Agreements and the transactions contemplated hereby and thereby, as well as the Target Group’s business, operations, properties, prospects, plans, management and financial affairs, which questions were answered to its satisfaction. Each Buyer Party may be in possession of certain projections and other forecasts regarding the Target Group, including projected financial statements, cash flow items and other data of the Target Group and certain business plan information of the Target Group. Each Buyer Party acknowledges that there are substantial uncertainties inherent in attempting to make such projections and other forecasts and plans, that such Buyer Party are not relying on such projections and other forecasts and plans, that such Buyer Party is familiar with such uncertainties, that such Buyer Party is taking full responsibility for making its own evaluation of the adequacy and accuracy of all projections and other forecasts and plans so furnished to it, and such Buyer Party shall not have any claim against any Person with respect thereto. Accordingly, each Buyer Party acknowledges that neither Seller, the Target Group, nor any of their Affiliates nor any of their respective employees, officers, managers, representatives, consultants or advisors has made any representation or warranty with respect to such projections and other forecasts and plans. Each Buyer Party acknowledges and represents, warrants and agrees that it has not relied upon the accuracy or completeness of any express or implied representation, warranty, statement or information of any nature (including, for the avoidance of doubt, relating to quality, quantity, condition, merchantability or fitness for a particular purpose) made or provided by or on behalf of Seller or the Target Group, except for the representations and warranties in Article 6 and Article 7 and in the certificates delivered by Seller and the Companies at Closing pursuant to Section 2.10(a)(i), and waives any right such Buyer Party or any of its respective Affiliates may have against Seller, the Target Group or any of their respective Affiliates or any of their respective representatives, consultants, advisors, employees, officers or managers with respect to any inaccuracy in any such representation, warranty, statement or information, or with respect to any omission or concealment, on the part of Seller, the Target Group or any of their respective representative, consultant, advisor, employee, officer or manager thereof, of any potentially material information.

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(b)           EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY SET FORTH IN Article 6 AND Article 7 AND in the certificates delivered by seller and the companies at closing pursuant TO Section 2.10(a)(i): (I) EACH BUYER PARTY ACKNOWLEDGES NEITHER SELLER NOR THE COMPANIES NOR THEIR RESPECTIVE AFFILIATES, REPRESENTATIVES, CONSULTANTS, ADVISORS, OFFICERS, MANAGERS, OR EMPLOYEES HAS MADE, AND SELLER AND EACH COMPANY HEREBY EXPRESSLY DISCLAIMS AND NEGATES (ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES AND ITS AND THEIR RESPECTIVE, REPRESENTATIVES, CONSULTANTS, ADVISORS, OFFICERS, MANAGERS, OR EMPLOYEES), AND EACH BUYER PARTY HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE WITH RESPECT TO THE OIL & GAS ASSETS AND OTHER PROPERTIES OF THE TARGET GROUP OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE RELATED AGREEMENTS, AND (II) SELLER AND EACH COMPANY EXPRESSLY DISCLAIMS (ON ITS BEHALF AND ON BEHALF OF ITS AFFILIATES AND ITS AND THEIR RESPECTIVE, REPRESENTATIVES, CONSULTANTS, ADVISORS, OFFICERS, MANAGERS, OR EMPLOYEES), AND EACH BUYER PARTY HEREBY EXPRESSLY WAIVES, ANY AND ALL LIABILITY AND RESPONSIBILITY OF ANY SUCH PERSON FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION WITH RESPECT TO THE OIL & GAS ASSETS AND OTHER PROPERTIES OF THE TARGET GROUP OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE RELATED AGREEMENTS, MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ANY BUYER PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES, REPRESENTATIVES, CONSULTANTS, ADVISORS, OFFICERS, MANAGERS, OR EMPLOYEES (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PERSON).

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(c)            EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY SET FORTH IN Article 6 AND Article 7 AND IN THE CERTIFICATES DELIVERED BY SELLER AND THE COMPANIES AT CLOSING PURSUANT TO Section 2.10(a)(i), AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER AND EACH COMPANY EXPRESSLY DISCLAIMS AND NEGATES, AND EACH BUYER PARTY HEREBY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, AS TO ANY OF THE FOLLOWING: (I) THE ACCURACY, COMPLETENESS OR MATERIALITY OF RECORDS, INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO THE BUYER PARTIES OR ANY THEIR RESPECTIVE AFFILIATES, REPRESENTATIVES, CONSULTANTS, ADVISORS, OFFICERS, MANAGERS, OR EMPLOYEES; (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE OIL & GAS ASSETS; (III) ANY ESTIMATES OF THE VALUE OF, OR FUTURE REVENUES GENERATED BY, THE OIL & GAS ASSETS; (IV) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION, OR THE QUALITY, QUANTITY, VOLUME, OR RECOVERABILITY OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE OIL & GAS ASSETS OR THE TARGET GROUP’S INTEREST THEREIN; (V) TITLE TO ANY OF THE OIL & GAS ASSETS OR OTHER PROPERTIES OF THE TARGET GROUP; (VI) MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, MARKETABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE OIL & GAS ASSETS OR OTHER PROPERTIES OF THE TARGET GROUP; (VII) ANY RIGHTS OF BUYER OR ANY OF ITS AFFILIATES UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE; (VIII) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM DEFECTS WITH RESPECT TO THE OIL & GAS ASSETS OR OTHER PROPERTIES OF THE TARGET GROUP, WHETHER KNOWN OR UNKNOWN, (IX) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW WITH RESPECT TO THE PROPERTIES OR TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE RELATED AGREEMENTS; AND (X) THE ENVIRONMENTAL OR OTHER CONDITION OF THE OIL & GAS ASSETS OR OTHER PROPERTIES OF THE TARGET GROUP, INCLUDING ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF SUBSTANCES, WASTES OR MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH. IT IS THE EXPRESS INTENTION OF THE PARTIES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANIES IN Article 6 AND Article 7 AND IN THE CERTIFICATES DELIVERED BY SELLER AND THE COMPANIES AT CLOSING PURSUANT TO Section 2.10(a)(i), THE OIL & GAS ASSETS AND OTHER PROPERTIES OF THE TARGET GROUP ARE BEING ACCEPTED BY THE BUYER PARTIES, “AS IS, WHERE IS, WITH ALL FAULTS AND DEFECTS” AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR, AND BUYER HAS MADE OR WILL MAKE SUCH INSPECTIONS OF SUCH ASSETS AND THE PROPERTIES AS THE BUYER PARTIES DEEMS APPROPRIATE.

(d)           EACH BUYER PARTY ACKNOWLEDGES THAT THE OIL & GAS ASSETS HAVE BEEN USED FOR EXPLORATION, DEVELOPMENT, AND PRODUCTION OF OIL & GAS AND THAT EQUIPMENT AND SITES INCLUDED IN THE PROPERTIES MAY CONTAIN ASBESTOS, NATURALLY OCCURRING RADIOACTIVE MATERIAL (“NORM”) OR OTHER HAZARDOUS SUBSTANCES. NORM MAY AFFIX OR ATTACH ITSELF TO THE INSIDE OF WELLS, MATERIALS, AND EQUIPMENT AS SCALE, OR IN OTHER FORMS. THE WELLS, MATERIALS, AND EQUIPMENT LOCATED ON THE OIL & GAS ASSETS OR OTHER PROPERTIES OF THE TARGET GROUP OR INCLUDED IN SUCH ASSETS OR PROPERTIES MAY CONTAIN NORM AND OTHER WASTES OR HAZARDOUS SUBSTANCES. NORM CONTAINING MATERIAL AND/OR OTHER WASTES OR HAZARDOUS SUBSTANCES MAY HAVE COME IN CONTACT WITH VARIOUS ENVIRONMENTAL MEDIA, INCLUDING AIR, WATER, SOILS OR SEDIMENT. SPECIAL PROCEDURES MAY BE REQUIRED FOR THE ASSESSMENT, REMEDIATION, REMOVAL, TRANSPORTATION, OR DISPOSAL OF ENVIRONMENTAL MEDIA, WASTES, ASBESTOS, NORM AND OTHER HAZARDOUS SUBSTANCES FROM THE OIL & GAS ASSETS OR OTHER PROPERTIES OF THE TARGET GROUP.

(e)            With respect to the Oil & Gas Assets currently operated by the TARGET GROUP, SelleR AND THE COMPANIES makes no representation, warranty, or covenant herein that THE Buyer PARTIES or THEIR RESPECTIVE affiliates will (either directly or indirectly through ownership of the TARGET GROUP) become operator of any or all of such Oil & Gas Assets. EACH Buyer PARTY acknowledges that operations and operatorship after Closing will be governed by the applicable operating agreements or other related agreements affecting such Oil & Gas Assets.

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(f)        THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS Section 14.11 ARE “CONSPICUOUS” DISCLAIMERS FOR PURPOSES OF ANY APPLICABLE LAW.

Section 14.12        Conflicts and Privilege. The Parties agree that, as to all communications among Kirkland & Ellis LLP (“Kirkland”), on the one hand, and Seller, the Target Group and their respective direct and indirect equityholders and Affiliates that relate to the negotiation of this Agreement or any Related Agreement or any of the transactions contemplated hereby or thereby, the attorney-client privilege and the expectation of client confidence belongs to Seller and may be controlled by Seller and shall not pass to or be claimed by the Buyer Parties or the Target Group from and after the Closing. Notwithstanding the foregoing, in the event that a dispute arises between the Buyer Parties, the Target Group and a Third Party other than another Party or their equityholders or Affiliates after the Closing, the Target Group may assert the attorney-client privilege to prevent disclosure of confidential communications by Kirkland to such Third Party; provided, however, that the Target Group may not waive such privilege without the prior written consent of Seller (which consent may be given or withheld in Seller’s sole discretion).

Section 14.13        Schedules. Any fact or item disclosed in any Schedule shall be deemed disclosed in each other Schedule to which such fact or item may apply so long as it is reasonably apparent that such disclosure is applicable to such other Schedule(s). The headings contained in each Schedule are for convenience of reference only and shall not be deemed to modify or influence the interpretation of the information contained in a Schedule or this Agreement. The Schedules are not intended to constitute, and shall not be construed as, an admission or indication that any such fact or item is required to be disclosed. Neither the specification of any dollar amount in the representations and warranties contained in this Agreement nor the inclusion of any fact or item disclosed in the Schedules shall by reason only of such inclusion be deemed to be material, to establish any standard of materiality or to define further the meaning of such terms for purposes of this Agreement; and no Party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in the Schedules in any dispute or controversy as to whether any obligation, item or matter not described or included in the Schedules is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or is within or outside of the ordinary course of business. The Schedules shall not be deemed to expand in any way the scope or effect of any of representations, warranties, covenants or agreements contained in this Agreement. Any item of information, matter or document disclosed or referenced in, or attached to, the Schedules shall not constitute, or be interpreted to expand the scope of the Parties’ respective representations and warranties, covenants, conditions or agreements contained in this Agreement. Matters reflected in the Schedules are not necessarily limited to matters required by this Agreement to be reflected herein and may be included solely for informational purposes. No disclosure on a Schedule relating to any possible breach or violation of any Contract or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. The information contained in the Schedules shall be kept strictly confidential by the Parties and no Third Party may rely on any information disclosed or set forth therein. Moreover, in disclosing the information in the Schedules, Seller expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed therein.

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Section 14.14       Time is of the Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

Section 14.15	Guarantee.

(a)        Buyer Parent hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, all of Buyer’s obligations hereunder (the “Buyer Parent Guarantee”), including, for the avoidance of doubt, Buyer’s obligations under Article 2. The Buyer Parent Guarantee is valid and in full force and effect and constitutes the valid and binding obligation of Buyer Parent, enforceable in accordance with its terms. The Buyer Parent Guarantee is an irrevocable guarantee of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement (except to the extent such extension or modification affects Buyer’s obligations hereunder) or any assumption without the consent of the Company of any such guaranteed obligation by any other party. The obligations of Buyer Parent hereunder shall not be affected by or contingent upon (i) the liquidation or dissolution of, or the merger or consolidation of Buyer with or into any Person or any sale or transfer by Buyer of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting Buyer, (iii) any modification, alteration, amendment or addition of or to this Agreement (except to the extent such modification, alteration, amendment or addition affects Buyer’s obligations hereunder and then only to such extent) or (iv) any disability or any other defense of Buyer or any other Person (with or without notice) which might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise. In connection with the foregoing, Buyer Parent waives all defenses and discharges it may have or otherwise be entitled to as a guarantor or surety and further waives presentment for payment or performance, notice of nonpayment or nonperformance, demand, diligence or protest. Seller entered into this Agreement in reliance upon this Section 14.15. Buyer Parent acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated hereby and that the waivers and agreements by Buyer Parent set forth in this Section 14.15 are knowingly made in contemplation of such benefits.

(b)         Buyer Parent hereby represents and warrants as follows: (i) Buyer Parent is duly formed corporation, validly existing under the Laws of Delaware, and has all power and authority to execute, deliver and perform obligations created by this Section 14.15; (ii) the execution, delivery and performance of this Agreement by Buyer Parent has been duly and validly authorized and approved by all necessary corporate action; (iii) this Agreement has been duly and validly executed and delivered by Buyer Parent and constitutes a valid and legally binding obligation of Buyer Parent, enforceable against Buyer Parent in accordance with its terms; (iv) all consents, approvals, authorizations of, or filings with, any Governmental Authority necessary for the due execution, delivery and performance of this Agreement by Buyer Parent have been obtained or made; (v) the execution, delivery and performance by Buyer Parent of this Agreement do not and will not violate its Governing Documents, any applicable Law or any material contractual restriction binding on Buyer Parent or its assets; and (vi) Buyer Parent has, and, for so long as this Section 14.15 shall remain in effect in accordance with its terms, Buyer Parent shall have, funds sufficient to satisfy all of its obligations hereunder.

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(c)          Notwithstanding anything to the contrary herein, in the event of an action by any party entitled to enforce the provisions of this Section 14.15, Buyer Parent shall have available to it all defenses that Buyer would have under and in respect of this Agreement (other than any defenses arising from bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting Buyer).

Section 14.16       Non-Compensatory Damages. NONE OF THE BUYER RELATED PARTIES NOR SELLER RELATED PARTIES SHALL BE ENTITLED TO RECOVER FROM SELLER OR ANY BUYER PARTY, OR THEIR RESPECTIVE AFFILIATES, ANY SPECIAL, INDIRECT, CONSEQUENTIAL (OTHER THAN SUCH DAMAGES THAT ARE REASONABLY FORESEEABLE), PUNITIVE, EXEMPLARY, REMOTE OR SPECULATIVE DAMAGES, OR DAMAGES FOR LOST PROFITS OF ANY KIND ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT TO THE EXTENT ANY SUCH PARTY SUFFERS SUCH DAMAGES (INCLUDING COSTS OF DEFENSE AND REASONABLE ATTORNEY’S FEES INCURRED IN CONNECTION WITH DEFENDING OF SUCH DAMAGES) TO A THIRD PARTY, WHICH DAMAGES (INCLUDING COSTS OF DEFENSE AND REASONABLE ATTORNEY’S FEES INCURRED IN CONNECTION WITH DEFENDING AGAINST SUCH DAMAGES) SHALL NOT BE EXCLUDED BY THIS PROVISION AS TO RECOVERY HEREUNDER. SUBJECT TO THE PRECEDING SENTENCE, BUYER PARTIES, ON BEHALF OF EACH OF THE BUYER RELATED PARTIES, AND SELLER, ON BEHALF OF EACH OF THE SELLER RELATED PARTIES, WAIVE ANY RIGHT TO RECOVER ANY SPECIAL, INDIRECT, CONSEQUENTIAL (OTHER THAN SUCH DAMAGES THAT ARE REASONABLY FORESEEABLE), PUNITIVE, EXEMPLARY, REMOTE OR SPECULATIVE DAMAGES, OR DAMAGES FOR LOST PROFITS OF ANY KIND, ARISING IN CONNECTION WITH OR WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature pages to follow]

138

Each of the Parties has executed this Agreement as of the date first written above.

SELLER:

ALTA RESOURCES DEVELOPMENT, LLC

By:	/s/ Joseph G. Greenberg
Name: Joseph G. Greenberg
Title: Chief Executive Officer

ARD MARCELLUS:

ALTA Marcellus Development, LLC

By: Alta Resources Development, LLC, its sole member

By:	/s/ Joseph G. Greenberg
Name: Joseph G. Greenberg
Title: Chief Executive Officer

ARD Operating:

ARD Operating, LLC

By: Alta Resources Development, LLC, its sole member

By:	/s/ Joseph G. Greenberg .
Name: Joseph G. Greenberg
Title: Chief Executive Officer

Signature Page to Membership Interest Purchase Agreement

Buyer:

EQT ACQUISITION HOLDCO LLC

By:	/s/ Toby Z. Rice .
Name: Toby Z. Rice
Title: President

BUYER PARENT:

EQT CORPORATION

By:	/s/ Toby Z. Rice .
Name: Toby Z. Rice
Title: President and Chief Executive Officer

Signature Page to Membership Interest Purchase Agreement

EXHIBIT D

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [__________], 2021, is by and among EQT Corporation, a Pennsylvania corporation (the “Company”), each of the other parties listed on the signature pages attached hereto (the “Initial Holders”), and the other Holders from time to time parties hereto.

RECITALS:

WHEREAS, this Agreement is being entered into pursuant to the Membership Interest Purchase Agreement, dated as of May 5, 2021, by and among Alta Resources Development, LLC, a Delaware limited liability company, Alta Marcellus Development, LLC, a Delaware limited liability company, ARD Operating, LLC, a Delaware limited liability company, EQT Acquisition Holdco LLC, a Delaware limited liability company, and the Company (the “Purchase Agreement”);

WHEREAS, in connection with closing of the transactions contemplated by the Purchase Agreement (the “Closing”), on the date hereof the Company is issuing to the Initial Holders [●] shares of Company Common Stock (such shares of Company Common Stock, the “Shares”) in the aggregate; and

WHEREAS, the Company has required, as a condition to its willingness to enter into this Agreement, the Company and each Holder, simultaneously herewith, enter into lock-up agreements, dated as of the date hereof, on terms substantially similar to those set forth on Exhibit A hereto (together, as may be amended, the (“RRA Lockup Agreements”).

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article I.
DEFINITIONS

As used herein, the following terms shall have the following respective meanings:

“Adoption Agreement” means an Adoption Agreement in the form attached hereto as Exhibit B.

“Affiliate” means (a) as to any Person, other than an individual Holder, any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person and (b) as to any individual, (i) any Relative of such individual, (ii) any trust whose primary beneficiaries are one or more of such individual and such individual’s Relatives, (iii) the legal representative or guardian of such individual or any of such individual’s Relatives if one has been appointed and (iv) any Person controlled by one or more of such individual or any Person referred to in clauses (i), (ii) or (iii) above. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the avoidance of doubt, for purposes of this Agreement, (a) (i) the Company, on the one hand, and the Holders, on the other hand, shall not be considered Affiliates and (ii) any fund, entity or account managed, advised or sub-advised, directly or indirectly, by a Holder or any of its Affiliates, shall be considered an Affiliate of such Holder and (b) with respect to any fund, entity or account managed, advised or sub-advised directly or indirectly, by any Holder or any of its Affiliates, the direct or indirect equity owners thereof, including limited partners of any Holder or any Affiliate thereof, shall be considered an Affiliate of such Holder.

“Aggregate Threshold Amount” has the meaning set forth in Section 2.08(b)(i).

“Agreement” has the meaning set forth in the introductory paragraph.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by applicable law to be closed in Houston, Texas.

“Closing” has the meaning set forth in the recitals.

“Commission” means the Securities and Exchange Commission or any successor governmental agency.

“Company” has the meaning set forth in the introductory paragraph.

“Company Common Stock” means the common stock, no par value, of the Company.

“Company Securities” has the meaning set forth in Section 2.04(c)(i).

“Determination Date” means the date on which a Requesting Holder makes a Shelf Underwritten Offering Request.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder Demand Notice” has the meaning set forth in Section 2.02(b).

“Indemnified Party” has the meaning set forth in Section 3.03.

“Indemnifying Party” has the meaning set forth in Section 3.03.

“Initial Holders” has the meaning set forth in the introductory paragraph.

“Initial Demand Registrations” has the meaning set forth in Section 2.02(a).

“Interim Threshold Amount” has the meaning set forth in Section 2.08(b)(i).

“Investor Designee” means Alta Resources, L.L.C.

“Holder” means any record holder of Registrable Securities.

“Losses” has the meaning set forth in Section 3.01.

“Majority Holders” means, at any time, the Holder or Holders of more than 50% of the Registrable Securities at such time.

“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.

“Notice Response Period” has the meaning set forth in Section 2.02(b).

“Opt-Out Notice” has the meaning set forth in Section 2.11.

“Permitted Transferee” means (a) with respect to any Initial Holder, any of the direct or indirect partners, shareholders or members of such Initial Holder or any trust, family partnership or family limited liability company, the sole beneficiaries, partners or members of which are such Initial Holder or Relatives of such Initial Holder and (b) any Affiliate of a Holder, in each case provided that such Transferee has delivered to the Company a duly executed Adoption Agreement.

“Person” means any individual, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Piggybacking Holder” has the meaning set forth in Section 2.04(a).

“Piggyback Notice” has the meaning set forth in Section 2.04(a).

“Piggyback Notice Response Period” has the meaning set forth in Section 2.04(a).

“Piggyback Underwritten Offering” has the meaning set forth in Section 2.04(a).

“Purchase Agreement” has the meaning set forth in the recitals.

“Registrable Securities” means (a) the Shares and (b) any securities issued or issuable with respect to the Shares by way of distribution or in connection with any reorganization or other recapitalization, merger, consolidation or otherwise; provided, however, that a Registrable Security shall cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been disposed of pursuant to such Registration Statement, (ii) such Registrable Security is disposed of under Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed in accordance with Section 9.14 of the Purchase Agreement, or (iii) such Registrable Security has been sold or disposed of in a transaction in which the Transferor’s rights under this Agreement are not assigned to the Transferee pursuant to Section 5.02; and provided, further, that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities shall not be a Registrable Security.

“Registration Expenses” means all expenses incurred by the Company in complying with Article II, including, without limitation, all registration and filing fees, printing expenses, road show expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., and fees of transfer agents and registrars, but excluding any Selling Expenses.

“Registration Statement” means any registration statement of the Company filed or to be filed with the Commission under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Relative” means, with respect to any natural person: (a) such natural person’s spouse, (b) any lineal descendant, parent, grandparent, great grandparent or sibling or any lineal descendant of such sibling (in each case whether by blood or legal adoption), and (c) the spouse of a natural person described in clause (b) of this definition.

“Requesting Holder” means any Holder or group of Holders that makes a Shelf Underwritten Offering Request. From Closing until [●], 20211, the Investor Designee shall be the only Person that can be a Requesting Holder.

“Requesting Holder and Shelf Piggybacking Holders Securities” has the meaning set forth in Section 2.02(c)(i).

“RRA Lock-Up Agreement” has the meaning set forth in the recitals.

“Section 2.02 Maximum Number of Shares” has the meaning set forth in Section 2.02(c).

“Section 2.04 Maximum Number of Shares” has the meaning set forth in Section 2.04(c).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to any rule under the Securities Act shall be deemed to refer to any similar or successor rule or regulation.

1 Note to Draft: To be the 180th day following Closing.

“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, (b) transfer taxes allocable to the sale of the Registrable Securities, (c) costs or expenses related to any roadshows conducted in connection with the marketing of any Shelf Underwritten Offering and (d) fees and expenses of counsel engaged by any Holders (subject to Article III).

“Selling Holder” means a Holder selling Registrable Securities pursuant to a Registration Statement.

“Shares” has the meaning set forth in the recitals.

“Shelf Piggybacking Holder” has the meaning set forth in Section 2.02(b).

“Shelf Registration Statement” has the meaning set forth in Section 2.01(a).

“Shelf Underwritten Offering” has the meaning set forth in Section 2.02(a).

“Shelf Underwritten Offering Request” has the meaning set forth in Section 2.02(a).

“Suspension Period” has the meaning set forth in Section 2.03.

“Transfer” means any offer, sale, pledge, encumbrance, hypothecation, entry into any contract to sell, grant of an option to purchase, short sale, assignment, transfer, exchange, gift, bequest or other disposition, direct or indirect, in whole or in part, by operation of law or otherwise. “Transfer,” when used as a verb, and “Transferee” and “Transferor” have correlative meanings.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which shares of Company Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public.

“Underwritten Offering Filing” means (a) with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering.

“UW Lock-Up Agreement” has the meaning set forth in Section 2.08(a).

“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

Article II.
REGISTRATION RIGHTS

Section 2.01      Shelf Registration.

(a)            The Company shall, as soon as practicable after the date hereof, but in any event within three Business Days after the date hereof, file a Registration Statement, or amend an existing shelf registration previously filed by the Company (provided that such amendment becomes effective upon filing with the Commission) (the “Shelf Registration Statement”), under the Securities Act to permit the public resale of all the Registrable Securities by the Holders from time to time as permitted by Rule 415 under the Securities Act and shall use commercially reasonable efforts to cause such Registration Statement to become or be declared effective as soon as practicable after the filing thereof, including by filing an automatic shelf registration statement that becomes effective upon filing with the Commission in accordance with Rule 462(e) under the Securities Act to the extent the Company is then a WKSI. Promptly following the effective date of the Shelf Registration Statement, the Company shall notify the Holders of the effectiveness of such Registration Statement.

(b)            The Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities and shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar rule adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. The Shelf Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to the Holders and requested by the Majority Holders.

(c)            The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities by the Holders until all of the Registrable Securities have ceased to be Registrable Securities or the earlier termination of this Agreement (as to all Holders) pursuant to Section 6.01.

(d)            When effective, (i) the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) in the case of any prospectus contained in the Shelf Registration Statement, such prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which such statements are made, not misleading.

Section 2.02      Underwritten Shelf Offering Requests.

(a)            From Closing until [  ], 2021,2 in the event that a Holder or group of Holders elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $200 million from such Underwritten Offering (including proceeds attributable to any Registrable Securities included in such Underwritten Offering by any Shelf Piggybacking Holders), the Company shall, at the request (a “Shelf Underwritten Offering Request”) of the Investor Designee, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the underwriter or underwriters selected pursuant to Section 2.02(d) and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Requesting Holder in order to expedite or facilitate the disposition of such Registrable Securities and, subject to Section 2.02(c), the Registrable Securities requested to be included by any Shelf Piggybacking Holder (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate or participate in (i) any Shelf Underwritten Offering on or before [●], 20213, (ii) more than one Shelf Underwritten Offering between [●], 20214 and [●], 2021,5 or (iii) more than two Shelf Underwritten Offerings between Closing and [●], 20216 (the “Initial Demand Registrations”); and provided, further, that the Initial Demand Registrations shall be subject to the limitations set forth in Section 2.08(b)(i). Following [●], 20217, any Holder or group of Holders that owns an aggregate amount of Registrable Securities that is equal to or greater than $200 million as determined by reference to the volume weighted average price for such Registrable Securities on any securities exchange or market on which the Shares are then listed or quoted for the ten (10) trading days immediately preceding the applicable Determination Date shall have the right to make a Shelf Underwritten Offering Request if such Holder or group of Holders reasonably expects gross proceeds of at least $200 million from such Shelf Underwritten Offering (including proceeds attributable to any Registrable Securities included in such Shelf Underwritten Offering by any Shelf Piggybacking Holders) (the “Subsequent Demand Registrations”); provided, however, that the Company shall have no obligation to facilitate or participate in more than three Shelf Underwritten Offerings in any 12-month period.

(b)            If the Company receives a Shelf Underwritten Offering Request, it will give written notice of such proposed Shelf Underwritten Offering to each Holder (other than the Requesting Holder), which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the related Underwritten Offering Filing and, if known, the number of shares of Company Common Stock that are proposed to be included in such Shelf Underwritten Offering, and of such Holders’ rights under this Section 2.02(b). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering) (a “Holder Demand Notice”); provided, that if the Shelf Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company and the Requesting Holder in writing that the giving of notice pursuant to this Section 2.02(b) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering); and provided further, that the Company shall not so notify any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Shelf Underwritten Offering. Each such Holder shall then have three Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.02(b) (the “Notice Response Period”) to request inclusion of Registrable Securities in the Shelf Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities) (any such Holder making such request, a “Shelf Piggybacking Holder”). If no request for inclusion from a Holder is received within such Notice Response Period, such Holder shall have no further right to participate in such Shelf Underwritten Offering.

2 Note to Draft: To be the 180th day following Closing.

3 Note to Draft: To be the 30th day following Closing.

4 Note to Draft: To be the 31st day following Closing.

5 Note to Draft: To be the 90th day following Closing.

6 Note to Draft: To be the 180th day following Closing.

7 Note to Draft: To be the 180th day following Closing.

(c)            If the Managing Underwriter of the Shelf Underwritten Offering shall inform the Company and the Requesting Holders in writing, with a copy to be provided upon request to any Shelf Piggybacking Holder, of its good faith belief that the number of Registrable Securities requested to be included in such Shelf Underwritten Offering by the Shelf Piggybacking Holders (and any other shares of Company Common Stock requested to be included by any other Persons having registration rights with respect to such offering), when added to the number of Registrable Securities proposed to be offered by the Requesting Holders, would materially adversely affect such offering, then the Company shall include in the applicable Underwritten Offering Filing, to the extent of the total number of Registrable Securities that the Company is so advised can be sold in such Shelf Underwritten Offering without so materially adversely affecting such offering (the “Section 2.02 Maximum Number of Shares”), Registrable Securities in the following priority:

(i)            First, all Registrable Securities that the Requesting Holder and Shelf Piggybacking Holders requested to be included therein (the “Requesting Holder and Shelf Piggybacking Holders Securities”) (pro rata among the Requesting Holders and Shelf Piggybacking Holders based on the number of Registrable Securities each requested to be included); and

(ii)            Second, to the extent that the number of Requesting Holder and Shelf Piggybacking Holders Securities is less than the Section 2.02 Maximum Number of Shares, the shares of Company Common Stock requested to be included by any other Persons having registration rights with respect to such offering, pro rata among such other Persons based on the number of shares of Company Common Stock each requested to be included.

(d)            The Company shall be entitled, subject to the Requesting Holder’s consent (which is not to be unreasonably withheld, conditioned or delayed), to select the Managing Underwriter in connection with any Shelf Underwritten Offering. The Requesting Holders shall determine the pricing of the Registrable Securities offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions and determine the timing of any such Shelf Underwritten Offering, subject to Section 2.03.

Section 2.03      Delay and Suspension Rights. Notwithstanding any other provision of this Agreement, the Company may (a) delay filing or effectiveness of a Shelf Registration Statement (or any amendment thereto) or effecting a Shelf Underwritten Offering or (b) suspend the Holders’ use of any prospectus that is a part of a Shelf Registration Statement upon written notice to each Holder whose Registrable Securities are included in such Shelf Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Holder shall discontinue sales of Registrable Securities pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Securities), in each case for a period of up to (i) 60 days if such period begins on or before [●], 20218 or (ii) 90 days if such period begins after [●], 20219, in each case if the Board determines, in good faith, that (w) such delay or suspension is in the best interest of the Company and its stockholders generally due to a pending financing or other transaction involving the Company, including a proposed sale of shares of Company Common Stock by the Company for its own account, (x) such registration or offering would render the Company unable to comply with applicable securities laws, (y) such registration or offering would require disclosure of material information that the Company would otherwise not have to disclose at such time or (z) such registration or offering would be materially detrimental to the Company (any such period, a “Suspension Period”); provided, however, that the Company may not exercise its delay and suspension rights under this Section 2.03 more than (i) once prior to [●], 202110 or (ii) twice in any twelve consecutive month period. For the purposes of calculating the number of days of one or more Suspension Periods under this Section 2.03, such number shall include any number of days during the applicable period during which the Holders were obligated to discontinue their disposition of Registrable Securities pursuant to Section 2.06(b) of this Agreement.

Section 2.04      Piggyback Registration Rights.

(a)            Subject to Section 2.04(c), if the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of shares of Company Common Stock for its own account (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback Underwritten Offering to each Holder, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Company Common Stock that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 2.04(a). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering) (a “Piggyback Notice”); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company in writing that the giving of notice pursuant to this Section 2.04(a) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering). Each such Holder shall then have three Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice (the “Piggyback Notice Response Period”) pursuant to this Section 2.04(a) to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and such other information as is reasonably required to effect the inclusion of such Registrable Securities) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within the Piggyback Notice Response Period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Section 2.04(c), the Company shall use its commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Securities that the Company has been so requested to include by the Piggybacking Holders; provided, however, that if, at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 2.04(a) and prior to the execution of an underwriting agreement with respect thereto, the Company shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Securities for the same period as the delay in including the shares of Company Common Stock to be sold for the Company’s account.

8 Note to Draft: To be the 180th day following Closing.

9 Note to Draft: To be the 180th day following Closing.

10 Note to Draft: To be the 180th day following Closing.

(b)            Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving an Opt-Out Notice to the Company requesting that such Holder not receive notice from the Company of any proposed Piggyback Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing; provided, further, that if the Company has provided a Piggyback Notice at the time a Holder revokes its Opt-Out Notice, such revocation shall not extend the Piggyback Notice Response Period. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not, and shall not be required to, deliver any notice to such Holder pursuant to this Section 2.4 and such Holder shall no longer be entitled to participate in any Piggyback Underwritten Offering.

(c)            If the Managing Underwriter of the Piggyback Underwritten Offering shall inform the Company in writing of its good faith belief that the number of Registrable Securities requested to be included in such Piggyback Underwritten Offering, when added to the number of shares of Company Common Stock proposed to be offered by the Company (and any other shares of Company Common Stock requested to be included by any other Persons having registration rights on parity with the Piggybacking Holders with respect to such offering), would materially adversely affect such offering, then the Company shall include in such Piggyback Underwritten Offering, to the extent of the total number of securities which the Company is so advised can be sold in such offering without so materially adversely affecting such offering (the “Section 2.04 Maximum Number of Shares”), shares of Company Common Stock in the following priority:

(i)            First, if the Piggyback Underwritten Offering is for the account of the Company, all shares of Company Common Stock that the Company proposes to include for its own account (the “Company Securities”); and

(ii)            Second, if the Piggyback Underwritten Offering is for the account of the Company, to the extent that the number of Company Securities is less than the Section 2.04 Maximum Number of Shares, the shares of Company Common Stock requested to be included by the Piggybacking Holders and holders of any other shares of Company Common Stock requested to be included by Persons having rights of registration on parity with the Piggybacking Holders with respect to such offering, pro rata among the Piggybacking Holders and such other holders based on the number of shares of Company Common Stock each requested to be included.

(d)            The Company shall select the underwriters in any Piggyback Underwritten Offering and shall determine the pricing of the shares of Company Common Stock offered pursuant to any Piggyback Underwritten Offering, the applicable underwriting discounts and commissions and the timing of any such Piggyback Underwritten Offering.

Section 2.05      Participation in Underwritten Offerings.

(a)            In connection with any Underwritten Offering contemplated by Sections 2.02 or 2.04, the underwriting agreement into which each Selling Holder and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Article III) and other rights and obligations as are customary in Underwritten Offerings of securities by the Company; provided that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Selling Holder for inclusion in the applicable Registration Statement. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of and title to, the securities being registered on its behalf, its intended method of distribution and any other representation required by law or reasonably requested by the underwriters.

(b)            Any participation by Holders in a Piggyback Underwritten Offering shall be in accordance with the plan of distribution of the Company.

(c)            In connection with any Piggyback Underwritten Offering in which any Holder includes Registrable Securities pursuant to Section 2.04, such Holder agrees to (i) supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering and (ii) execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Company or the Managing Underwriter, as applicable, to effectuate such registered offering, including, without limitation, underwriting agreements (subject to Section 2.05(a)), custody agreements, lock-ups, “hold back” agreements pursuant to which such Holder agrees not to sell or purchase any securities of the Company for the same period of time following the registered offering as is agreed to by the Company and the other participating holders, powers of attorney and questionnaires.

(d)            If the Company or Managing Underwriter, as applicable, requests that the Holders take any of the actions referred to in Section 2.05(c), the Holders shall take such action promptly but in any event within three Business Days following the date of such request.

Section 2.06      Registration Procedures.

(a)            In connection with its obligations under this Article II, the Company will:

(i)            promptly prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(ii)            furnish to each Selling Holder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including without limitation all exhibits), such number of copies of the prospectus contained in such Registration Statement (including without limitation each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

(iii)            if applicable, use commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Selling Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iii) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(iv)            in connection with an Underwritten Offering, use all commercially reasonable efforts to provide to each Selling Holder a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering;

(v)            promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(vi)            otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and shall furnish to each such Selling Holder at least the Business Day prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or prospectus;

(vii)            provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(viii)            cause all Registrable Securities covered by such Registration Statement to be listed on any securities exchange on which the Company Common Stock is then listed; and

(ix)            enter into such customary agreements and take such other actions as the Selling Holder or Selling Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, in the case of a Shelf Underwritten Offering or Piggyback Underwritten Offering, to agree, and to cause its directors and “executive officers” (as defined under Section 16 of the Exchange Act) to agree, to customary “lock-up” arrangements for up to 45 days with the underwriters thereof to the extent reasonably requested by the Managing Underwriters, subject to exceptions for permitted sales by directors and executive officers during such period consistent with underwritten offerings previously conducted by the Company).

(b)            Each Holder agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.06(a)(v), such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.06(a)(v) as filed with the Commission or until it is advised in writing by the Company that the use of such Registration Statement may be resumed, and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.06(b).

Section 2.07      Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for any registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.08      Lock-Up Agreements.

(a)            In connection with any Underwritten Offering contemplated by Section 2.02, if reasonably requested by the Managing Underwriter of such Underwritten Offering, each Holder of Registrable Securities participating in such Underwritten Offering shall enter into a customary lock-up agreement with the Managing Underwriter of such Underwritten Offering to not make any sale or other disposition of any Company Common Stock owned by such Holder (a “UW Lock-Up Agreement”); provided that all executive officers and directors of the Company are bound by and have entered into substantially similar UW Lock-Up Agreements on terms no more favorable than any UW Lock-Up Agreement to be entered into by a Holder in connection with such Underwritten Offering; provided further, that nothing herein, and no UW Lock-Up Agreement, shall prevent any Holder from (i) making a distribution of Registrable Securities to any of its partners, members or stockholders thereof or a transfer of Registrable Securities to an Affiliate that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 2.08 or (ii) making sales of shares of Company Common Stock that were purchased in the open market; and provided further, that the foregoing provisions shall only be applicable to the Holders if all Holders are treated similarly with respect to any release prior to the termination of the lock-up period such that if any Holder is released, then all Holders shall also be released to the same extent on a pro rata basis. The Company may impose stop-transfer instructions with respect to the shares of Company Common Stock (or other securities) subject to a UW Lock-Up Agreement until the end of the applicable period of such UW Lock-Up Agreement. The provisions of this Section 2.08 shall cease to apply to such Holder once such Holder no longer beneficially owns any Registrable Securities.

Section 2.09      Expenses. The Company shall be responsible for all Registration Expenses incident to its performance of or compliance with its obligations under this Article II. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.01      Other Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for such Holders on a basis other than pari passu with, or expressly subordinate to, the piggyback rights of the Holders hereunder provided, that in no event shall the Company enter into any agreement that would permit another holder of securities of the Company to participate on a pari passu basis (in terms of priority of cut-back based on advice of underwriters) with a Requesting Holder or a Shelf Piggybacking Holder in a Shelf Underwritten Offering.

Section 2.02      Opt-Out Notices. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing of any Shelf Underwritten Offering, Piggyback Underwritten Offering, the withdrawal of any Shelf Underwritten Offering or Piggyback Underwritten Offering or any event that would lead to a Suspension Period as contemplated by Section 2.03; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing; provided, further, that if the Company has provided a Holder Demand Notice or a Piggyback Notice at the time a Holder revokes its Opt-Out Notice, such revocation shall not extend the Notice Response Period or the Piggyback Notice Response Period, as applicable. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Section 2.02, Section 2.03, Section 2.04 or Section 2.06, as applicable, and such Holder shall no longer be entitled to the rights associated with any such notice and each time prior to a Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two Business Days in advance of such intended use, and if a notice of a Suspension Period was previously delivered (or would have been delivered but for the provisions of this Section 2.11) and the Suspension Period remains in effect, the Company will so notify such Holder, within one Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Suspension Period, and thereafter will provide such Holder with the related notice of the conclusion of such Suspension Period immediately upon its availability.

Article III.
INDEMNIFICATION AND CONTRIBUTION

Section 3.01      Indemnification by the Company. The Company will indemnify and hold harmless each Selling Holder, its officers and directors and each Person (if any) that controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys’ fees) (“Losses”) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact (a) contained in any Registration Statement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) included in any prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that such indemnity shall not apply to that portion of such Losses caused by, or arising out of, any untrue statement, or alleged untrue statement or any such omission or alleged omission, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder expressly for use therein.

Section 3.02      Indemnification by the Holders. Each Holder agrees to indemnify and hold harmless the Company, its officers and directors and each Person (if any) that controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact (a) contained in any Registration Statement relating to Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) included in any prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, only to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.

Section 3.03      Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.01 or 3.02, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (a) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (b) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party or (c) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent any Indemnified Party or Parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the Indemnifying Party shall be liable for any expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

Section 3.04      Contribution.

(a)            If the indemnification provided for in this Article III is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and a Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b)            The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Article III were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 3.04(a). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 3.04(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article III, no Holder shall be liable for indemnification or contribution pursuant to this Article III for any amount in excess of the net proceeds of the offering received by such Holder, less the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Article IV.
RULE 144

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the resale of the Registrable Securities without registration, the Company agrees to use its commercially reasonable efforts to:

(a)            make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)            file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c)            so long as a Holder owns any Registrable Securities, furnish (i) to the extent accurate, forthwith upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act and (ii) unless otherwise available via the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Article V.
LEGENDS AND TRANSFER OF RIGHTS

Section 5.01      Share Legend.

(a)          Each certificate or book-entry notation representing the Shares shall (unless otherwise permitted by the provisions of Section 5.01(b)) bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

(b)          The legend on any shares of Company Common Stock covered by this Agreement shall be removed if (i) such shares of Company Common Stock are sold pursuant to an effective registration statement, (ii) a registration statement covering the resale of such shares of Company Common Stock is effective under the Securities Act and the applicable holder of such share of Company Common Stock delivers to the Company a representation letter agreeing that such shares of Company Common Stock will be sold under such effective registration statement, (iii) if such shares of Company Common Stock may be sold by the holder thereof free of restrictions pursuant to Rule 144(b) under the Securities Act or (iv) such shares of Company Common Stock are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (iii) or (iv) above, the holder of such shares of Company Common Stock has provided all necessary documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable holder of Company Common Stock covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 5.01(b) as soon as reasonably practicable after delivery of notice from such holder that the conditions to removal are satisfied (together with any documentation required to be delivered by such holder pursuant to the immediately preceding sentence). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 5.01(b).

Section 5.02      Transfer of Rights. The rights to registration and other rights under this Agreement may be assigned to a Transferee of Registrable Securities if such Transferee is a Permitted Transferee.

Article VI.
MISCELLANEOUS

Section 6.01      Termination. This Agreement shall terminate, and the parties shall have no further rights or obligations hereunder on (a) the fifth anniversary of the date hereof or (b) as to any Holder, following [●], 202111, on such earlier date on which both (i) such Holder, together with such Holder’s Affiliates, owns less than 1.0% of the issued and outstanding shares of Company Common Stock and (ii) all Registrable Securities owned by such Holder and such Holder’s Affiliates may be sold without restriction pursuant to Rule 144 under the Securities Act and the Company is compliant with Rule 144(c) under the Securities Act.

Section 6.02      Severability. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

Section 6.03      Governing Law; Waiver of Jury Trial.

(a)            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

(b)            THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. FURTHER, NOTHING HEREIN SHALL DIVEST A COURT OF COMPETENT JURISDICTION OF THE RIGHT AND POWER TO GRANT A TEMPORARY RESTRAINING ORDER, TO GRANT TEMPORARY INJUNCTIVE RELIEF, OR TO COMPEL SPECIFIC PERFORMANCE OF ANY DECISION OF AN ARBITRAL TRIBUNAL MADE PURSUANT TO THIS PROVISION.

Section 6.04      Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution for Registrable Securities, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise in such a manner and with such appropriate adjustments as to reflect the intent and meaning of the provisions hereof and so that the rights, privileges, duties and obligations hereunder shall continue with respect to the capital stock of the Company as so changed.

Section 6.05      Binding Effects; Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and each Holder and its successors and assigns. Except as provided in Section 5.02, neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by any Holder without the prior written consent of the Company.

11 Note to Draft: To be the two year anniversary of Closing.

Section 6.06      Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered, (b) sent by nationally recognized overnight courier, (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by email. Such notices and other communications must be sent to the following addresses or email addresses:

(a)            If to the Company, to:

EQT Corporation

625 Liberty Avenue, Suite 1700

Pittsburgh, Pennsylvania 15222

Attention: [●]

Email: [●]

with copies (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Jeffrey S. Munoz; John M. Greer; Chris B. Bennett

Email: jeff.munoz@lw.com; john.greer@lw.com; chris.bennett@lw.com

(b)            If to an Initial Holder, to the address or email address of such Initial Holder as they appear on such Initial Holder’s signature page attached hereto or such other address or email address as may be designated in writing by such Holder; and

(c)            If to any other Holders, to their respective addresses or email addresses set forth on the applicable Adoption Agreement; or to such other address or email address as the party to whom notice is to be given may have furnished to such other party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered, (b) the next Business Day after delivery, if sent by nationally recognized, overnight courier, (c) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by first-class mail or (d) on the date sent, if sent by email during normal business hours of the recipient or on the next Business Day, if sent by email after normal business hours of the recipient.

Section 6.07      Modification; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company, the Investor Designee and the Majority Holders, provided, however, that this Agreement may not be amended, modified or supplemented in a manner that is disproportionately adverse to the rights of a Holder under this Agreement as compared to the other Holders under this Agreement without the prior written consent of such Holder. No course of dealing between the Company and the Holders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 6.08      Entire Agreement. Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.

Section 6.09      Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its undersigned duly authorized representative as of the date first written above.

EQT CORPORATION

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

HOLDERS:

[HOLDER]

By:
Name:
Title:

Address:
Contact Person:
Email:

[Signature Page to Registration Rights Agreement]

[HOLDER]

By:
Name:

Address:
Contact Person:
Email:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

form of RRA Lock-up AGREEMENT

This Lockup Agreement (this “Agreement”) is dated as of [●], 2021 and is between EQT Corporation, a Pennsylvania corporation (the “Company”), and [●], a [●] (the “Holder”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Registration Rights Agreement (as defined below).

WHEREAS, this Agreement is being entered into pursuant to that Registration Rights Agreement, dated as of [●], 2021, by and among the Company and the other parties thereto (the “Registration Rights Agreement Agreement”);

WHEREAS, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions, in the case of Holder. on the transfer of Company Common Stock and, in the case of the Company, the issuance or sale of Company Common Stock.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article I.

LOCKUP

Section 1.01

(a)          Except as provided in Section 1.01(b), from the date of Closing to and including [●], 2021,12 Holder agrees that it shall not offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Company Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Company Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Company Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion. Following [●], 202113, Holder will have the right to resell any Registrable Securities held by Holder, including (i) in non-underwritten resales under the Registration Statement, (ii) pursuant to Subsequent Demand Registrations, (iii) pursuant to Rule 144 under the Securities Act or (iv) pursuant to any other applicable exemption from the registration requirements of the Securities Act, in each case, subject to Section 2.03.

12 Note to Draft: To be the 180th day following Closing.

13 Note to Draft: To be the 180th day following Closing.

(b)            Notwithstanding Section 1.01(a), from the date of Closing to and including [●], 202114:

(i)            The Holder may sell up to an aggregate of 50% of the Registrable Securities held by such Holder (the “Aggregate Threshold Amount”) pursuant to the Initial Demand Registrations; provided, however, that the Holder may not sell more than an aggregate of 25% of the Registrable Securities held by such Holder in any Initial Demand Registration made pursuant to Section 2.02(a)(ii) of the Registration Rights Agreement (the “Interim Threshold Amount”); provided, further, that the Company may, in its sole discretion, increase the Aggregate Threshold Amount or Interim Threshold Amount if requested by the Investor Designee in connection with the Initial Demand Registrations; provided further that if a party to the Registration Rights Agreement elects not to participate in an Initial Demand Registration or a participant in an Initial Demand Registration elects not to sell a number of Registrable Securities equal to such holder’s Interim Threshold Amount or Aggregate Threshold Amount, as the case may, then Holder may elect to sell an additional number of Registrable Securities held by such Holder in such Initial Demand Registration so long as the total number of Registrable Securities sold by all participants in the Initial Demand Registrations does not exceed 50% of the Registrable Securities or 25% of the Registrable Securities in any Initial Demand Registration made pursuant to Section 2.02(a)(ii) of the Registration Rights Agreement; and

(ii)            The Holder may sell up to an aggregate of [●] Shares15 pursuant to (a) non-underwritten resales under the Registration Statement, (b) Rule 144 under the Securities Act, or (c) any other applicable exemption from the registration requirements of the Securities Act, in each case, subject to the delay and suspension rights set forth in Section 2.03 of the Registration Rights Agreement.

(c)            From the date of Closing to and including [●], 2021,16 the Company agrees that it shall not offer, sell, contract to sell, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise grant any rights with respect to, directly or indirectly, any shares of Company Common Stock or securities convertible into or exchangeable or exercisable for any shares of Company Common Stock or enter into a transaction which would have the same effect, or publicly disclose the intention to make any such offer or sale or to enter into any such transaction or other arrangement, without, in each case, the prior written consent of the Investor Designee, which consent may be withheld in the Investor Designee’s sole discretion.

14 Note to Draft: To be the 180th day following Closing.

15 Note to Draft: The pro rata amount of 2,500,000 shares of Company Common Stock held by such Holder.

16 Note to Draft: To be the 30th day following Closing.

Article II.
MISCELLANEOUS

Section 2.01      Severability. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

Section 2.02      Governing Law; Waiver of Jury Trial.

(a)            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

(b)            THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. FURTHER, NOTHING HEREIN SHALL DIVEST A COURT OF COMPETENT JURISDICTION OF THE RIGHT AND POWER TO GRANT A TEMPORARY RESTRAINING ORDER, TO GRANT TEMPORARY INJUNCTIVE RELIEF, OR TO COMPEL SPECIFIC PERFORMANCE OF ANY DECISION OF AN ARBITRAL TRIBUNAL MADE PURSUANT TO THIS PROVISION.

Section 2.03      Binding Effects; Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Holder and its successors and assigns. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by a party hereto without the prior written consent of the other party.

Section 2.04      Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered, (b) sent by nationally recognized overnight courier, (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by email. Such notices and other communications must be sent to the following addresses or email addresses:

(a)            If to the Company, to:

EQT Corporation

625 Liberty Avenue, Suite 1700

Pittsburgh, Pennsylvania 15222

Attention: [●]

Email: [●]

with copies (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Jeffrey S. Munoz; John M. Greer; Chris B. Bennett

Email: jeff.munoz@lw.com; john.greer@lw.com; chris.bennett@lw.com

(b)            If to Holder, to the address or email address of Holder as they appear on Holder’s signature page attached hereto or such other address or email address as may be designated in writing by Holder.

Section 2.05      Modification; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company and the Holder. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 2.06      Entire Agreement. Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.

Section 2.07     Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its undersigned duly authorized representative as of the date first written above.

EQT CORPORATION

By:
Name:
Title:

[Signature Page to Lockup Agreement]

HOLDER:

[HOLDER]

By:
Name:
Title:

Address:
Contact Person:
Email:

[Signature Page to Lockup Agreement]

EXHIBIT B

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned transferee (“Transferee”) pursuant to the terms of the Registration Rights and Lockup Agreement, dated as of [●], 2021, among EQT Corporation, a Pennsylvania corporation (the “Company”), and the Holders party thereto (as amended from time to time, the “Registration Rights Agreement”). Terms used and not otherwise defined in this Adoption Agreement have the meanings set forth in the Registration Rights Agreement.

By the execution of this Adoption Agreement, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of Company Common Stock subject to the terms and conditions of Registration Rights Agreement, among the Company and the Holders party thereto.

2. Agreement. Transferee (a) agrees that the shares of Company Common Stock acquired by Transferee shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (b) hereby adopts the Registration Rights Agreement with the same force and effect as if he, she or it were originally a party thereto.

3. Notice. Any notice required as permitted by the Registration Rights Agreement shall be given to Transferee at the address listed below Transferee’s signature.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Company Common Stock and other securities referred to above and in the Registration Rights Agreement, to the terms of the Registration Rights Agreement.

Signature:

Address:
Contact Person:
Telephone Number:
Email:

EXHIBIT C

SPECIFIED HOLDERS

[To be provided prior to Closing]